As filed with the securities and exchange commission on or about May 2, 2024

Registration Statement File No. 333-260538

Registration Statement File No. 811-23752

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No.

☑   Post-Effective Amendment No. 2

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☑   Amendment No. 4

Universal Life Separate Account Fortune VII

(Exact Name of Registrant)

Universal Life Insurance Company

(Name of Depositor)

Metro Office Park, Street 1 Lot 10

Guaynabo, Puerto Rico 00968

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, Including Area Code: (787) 706-7095

Jose Benitez Ulmer

President

Universal Life Insurance Company

Metro Office Park, Street 1 Lot 10

Guaynabo, Puerto Rico 00968

(Name and Address of Agent for Service)

Date of Public Offering: As soon as practical after the effective date

Title of Securities Registered: Units of interest in a flexible premium deferred variable annuity contract

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on ______________ pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Universal VIA Generation Growth

A variable, flexible premium deferred annuity contract

Prospectus dated May 2, 2024

Universal Life Insurance Company

Universal Life Separate Account Fortune VII

Please read and keep this Prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. As detailed in Appendix “Portfolio Companies Available Under the Contract” of this prospectus, you can allocate your contributions and account value to one or more variable investment options, which are portfolios of the 1290 Funds or the EQ Advisors Trust (each, a “Trust”). You should read the prospectuses for each Trust, which contain important information about the portfolios.

What is Universal VIA Generation Growth?

Universal VIA Generation Growth is a variable, flexible premium deferred annuity contract issued by Universal Life Insurance Company (“Universal Life,” the “Company,” “we,” “our” or “us”) through Universal Life Separate Account Fortune VII (“Fortune VII Separate Account” or the “Separate Account”). The annuity is comprised of two classes - Universal VIA Generation Growth and Universal VIA Generation Growth ADV. The contract provides for the accumulation of retirement savings. The contract also offers death benefit protection and a number of annuity payout options. You invest to accumulate value on a tax-deferred basis in one or more of our investment options: (i) variable investment options listed in the Appendix, titled “Portfolio Companies Available Under the Contract,” or (ii) the account for dollar cost averaging.

This Prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The description of the contract’s material provisions in this Prospectus is current as of the date of this Prospectus. If certain provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

Types of contracts. We offer the contracts for use as:

●	A non-qualified annuity (“NQ”) for after-tax contributions only.

●	An individual retirement annuity (“IRA”), either traditional IRA or Roth IRA.

●	An annuity that is an investment vehicle for a qualified plan (“QP”) (whether defined contribution or defined benefit; transfer contributions only).

Not all types of contracts are available with each version of the Universal VIA Generation Growth series contracts. See Appendix “Rules Regarding Contributions to Your Contract” for more information.

The Universal VIA Generation Growth ADV series is available through advisors who charge an advisory fee for their services, and this fee is in addition to contract fees and expenses. If you elect to pay the advisory fee from your account value, then this deduction will be treated as a withdrawal and will reduce the standard death benefit and the Return of Premium Death Benefit Rider, and may also be subject to income taxes.

If you are a new investor in the contract, you may cancel your contract within 15 days of receiving it without paying fees or penalties. Upon cancellation, you will receive your account value. You should review this Prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

We reserve the right to stop accepting any application or contribution from you at any time, including after you purchase the contract. If you have the Return of Premium Death Benefit Rider and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your benefit. This means that you may no longer be able to increase your benefit base through contributions.

i

When we address the reader of this Prospectus with words such as “you”
and “your,” we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

ii

Definitions of Key Terms

Account Value — Your account value is the total of the values you have in the variable investment options.

Annuitant — The “annuitant” is the person upon whose life annuity payments are based.

Business Day — Our “business day” is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the SEC determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

Cash Value — At any time before annuity payments begin, your contract’s “cash value” is equal to the account value less: (i) as applicable, the total amount or a pro rata portion of the Contract Maintenance Fee, and the pro rata portion of the Return of Premium Death Benefit Rider charge; and (ii) any applicable withdrawal charges.

Contract Date — The “contract date” is the effective date of the contract. Your contract date will be shown in your contract.

Contract date anniversary — The end of each 12-month period measured from your contract date is your “contract date anniversary.” For example, if your contract date is May 1st, your contract date anniversary is April 30th. If the contract date anniversary falls on a non-business day, then the transaction date for any transaction that is scheduled to occur on such anniversary will be the immediately preceding business day.

Contract Year — The “contract year” is the 12-month period beginning on your contract date and each 12-month period after that date.

Free look — If for any reason you are not satisfied with your contract, you may exercise your cancellation right under the contract to receive a refund of your account value, but only if you return your contract within the prescribed period. This is your “Free look” right under the contract. Your account value will generally reflect any gain or loss in your investment options.

IRA — Individual retirement annuity contract, either traditional IRA or Roth IRA (may also refer to an individual retirement account or an individual retirement arrangement).

NQ contract — Non-qualified annuity contract.

Owner — The “owner” is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits.

Puerto Rico Resident or a Resident of Puerto Rico — (i) An individual who must meet the following requirements: (A) having his or her principal residence within the Commonwealth of Puerto Rico who has been a Resident of Puerto Rico during a period that includes an entire taxable year, (B) who is a bona fide resident of Puerto Rico pursuant to Sections 933 and 937(a) of the U.S. Internal Revenue Code, and (C) a resident of Puerto Rico for purposes of the P.R. Code; and (ii) a non-business trust organized under the laws of the Commonwealth of Puerto Rico whose trustee, if an individual, has his or her principal residence in Puerto Rico or, if an entity, whose principal office and principal place of business are located within the Commonwealth of Puerto Rico, all of whose Beneficiaries are Residents of, have their principal residence in Puerto Rico, and which is either a Qualified Trust or an Agent Trust (as defined herein in the Tax Considerations section of this Prospectus). Whether an individual or a trust is a bona fide Resident of Puerto Rico depends on the facts and circumstances of each individual, which may change from year to year. Universal Life suggests to each individual and each trust to seek advice from its tax counsel to assess if he or she is a Resident of Puerto Rico.

Return of Premium Death Benefit Rider — An optional rider that provides a death benefit calculated based on the greater of your account value or contributions to your contract, adjusted for withdrawals. There is an additional charge for the Return of Premium Death Benefit Rider under the contract.

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

Prospectus	Contract or Supplemental Materials

Account Value	annuity account value
Cost Basis	your investment in the contract (generally equals to the contributions you made, less any amounts you previously withdrew that were not taxable)
Return of Premium Death Benefit Rider	guaranteed minimum death benefit
Unit	accumulation Unit

Important Information You Should Consider About The Contract

FEES AND EXPENSES

Charges for Early Withdrawals	Universal VIA Generation Growth — If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from the contract within 6 years following your last contribution, you will be assessed a withdrawal charge of up to 7% of the contribution(s) withdrawn or surrendered. For example, if you surrender the contract in the first contract year, you could pay a withdrawal charge of up to $7,000 on a $100,000 investment.

Universal VIA Generation Growth ADV — No withdrawal charge.

For additional information about charges for surrenders and early withdrawals see “Charges and Expenses” in this Prospectus.
Transaction Charges

In addition to withdrawal charges, you may also be charged for other transactions, including for special requests such as wire transfers, express mail, duplicate contracts, preparing checks, third-party transfers or exchanges, or for each transfer between investment options in excess of 12 transfers per contract year.

Under the Universal VIA Generation Growth ADV contract, if the fee for the advisory services you are receiving is taken from the account value, then the account value will be reduced for any such charge.

For additional information about transaction charges, see “Fee Table” and “Charges and Expenses” in this Prospectus.
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. For Universal VIA Generation Growth ADV contracts, the fees and expenses in the table below do not reflect any advisory fees paid to financial intermediaries from the contract value or other assets of the owner; if such fees were reflected, the below fees and charges would be higher. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum
Base contract (varies by contract series)(1)(4)	0.55%	1.50%
Investment options (Portfolio Company fees and expenses)(2)	0.54%	2.36%
Optional benefits available for an additional charge (for a single optional benefit, if elected)(3)	0.30%	0.50%

(1)

Expressed as an annual percentage of daily net assets of the Separate Account. Included as part of base contract expense is the effect of the $50 annual Contract Maintenance Fee. The annual Contract Maintenance Fee is not deducted for contracts with an account value of $100,000 or greater.

(2)	Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2023, and could change from year to year.
(3)	Expressed as an annual percentage of the applicable benefit base.
(4)	Puerto Rico Tax Charge, included as part of the Base Contract fee, will be deducted on an annual basis from each variable account and equals 0.10% of the net asset value of each variable account as of December 31 of each calendar year.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add withdrawal charges that substantially increase costs.

Lowest Annual Cost $1,415		Highest Annual Cost $4,375
Assumes:		Assumes:
●	Investment of $100,000	●	Investment of $100,000
●	5% annual appreciation	●	5% annual appreciation
●	Least expensive combination of contract series (Generation Growth ADV) and Portfolio Company fees and expenses	●	Most expensive combination of contract series (Generation Growth), optional benefits (Return of Premium Death Benefit Rider) and Portfolio Company fees and expenses
●	No sales charges or advisory fees	●	No sales charges or advisory fees
●	No additional contributions, transfers or withdrawals	●	No additional contributions, transfers or withdrawals
●	No additional benefits

For additional information about ongoing fees and expenses, see “Fee Table” and “Charges and Expenses” in this Prospectus.

RISKS

Risk of Loss	The contract is subject to the risk of loss. You could lose some or all of your account value by investing in this contract.

For additional information about the risk of loss see “Principal Risks of Investing in the Contract” in this Prospectus.
Not a Short-Term Investment	The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances and any withdrawals may also be subject to income taxes and tax penalties.

For additional information about the investment profile of the contract, see “Fee Table” and “Principal Risks of Investing in the Contract” in this Prospectus.
Risks Associated with Investment Options	An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options (e.g., the Portfolios). Each investment option has its own unique risks. You should review the investment options available under the contract before making an investment decision.

For additional information about the risks associated with the underlying Portfolios, see the Appendix to this Prospectus entitled “Portfolio Companies Available under the Contract,” and “Portfolios of the Trusts” in “Purchasing the Contract” in this Prospectus.

Insurance Company Risks	An investment in the contract is subject to the risks related to the Company. Any obligations, guarantees, or benefits are subject to our claims paying ability. More information about the Company, including our financial strength ratings may be obtained at www.universallifepr.com.

For additional information about insurance company risks see “Principal Risks of Investing in the Contract” and “About the General Account” in “More Information” in this Prospectus.

RESTRICTIONS

Investments	We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the investment options and to limit the number of investment options which you may select. Such rights include, among others, combining any two or more investment options. We also reserve the right to remove or substitute underlying Portfolios as investment options.

For more information, see “About Universal Life Separate Account Fortune VII” in “More Information” in this Prospectus.

Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for any transfers in excess of 12 per contract year. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer.

For additional information about the investment options, see “Portfolios of the Trusts” in “Purchasing the Contract” section in this Prospectus and the Appendix to this Prospectus entitled “Portfolio Companies Available under the Contract”.
Optional Benefits	If you have an optional benefit, like the Return of Premium Death Benefit Rider and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your optional benefit.

If you elect the Return of Premium Death Benefit Rider, you generally cannot make additional contributions to your contract once you reach age 76 (or after the first contract year, if later).

Withdrawals, including withdrawals to pay advisory fees, may affect the availability of the optional benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

If you purchase the Universal VIA Generation Growth ADV contract and you elect to pay the advisory fee from your account value, then this deduction will be treated as a withdrawal and will reduce the standard death benefit and the Return of Premium Death Benefit Rider, perhaps significantly. See “Fee based programs” in “Purchasing the Contract” in this Prospectus.

For additional information about the Return of Premium Death Benefit Rider, see “Return of Premium Death Benefit Rider” in “Benefits Available Under the Contract” in this Prospectus.

TAXES

Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For additional information about tax implications see “Tax Information” in this Prospectus.

CONFLICTS OF INTEREST

Investment Professional Compensation	Some financial professionals may receive compensation for selling the contract to you, in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals, see “Distribution of the contracts” in “More Information” in this Prospectus.

Exchanges	Some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about exchanges see “Charge for third-party transfer or exchange” in “Charges and Expenses” in this Prospectus.

Overview of the Contract

Purpose of the Contract

The contract is designed to help you accumulate assets through investments in underlying Portfolios during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides a death benefit to protect your beneficiaries. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers of the underlying Portfolios.

Phases of the Contract

The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the available investment options, which include:

●	variable investment options,

●	the account for dollar cost averaging.

For additional information about each underlying Portfolio see Appendix entitled “Portfolio Companies Available under the Contract.”

Income (Annuity) Phase

You enter the income phase when you annuitize your contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. You can elect to receive annuity payments (1) for a specified time period; (2) of a specified amount until the amount applied to the option is exhausted; or (3) for life. Please note that when you annuitize, your investments will be converted to income payments and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits, including death benefits, terminate upon annuitization and the contract has a maximum annuity commencement date.

Contract Features

The contract provides for the accumulation of retirement savings and income. The contract offers income and death benefit protection, and offers various payout options.

Contract Classes

You can purchase one of two contract classes that have different ongoing fees and surrender charges. For example, the contract offers Universal VIA Generation Growth with a 6-year withdrawal charge period and a 1.45% base contract fee, and Universal VIA Generation Growth ADV with no withdrawal charge and a 0.50% base contract fee.

Access to Your Money

During the accumulation phase you can take withdrawals from your contract. Withdrawals will reduce your account value and may be subject to withdrawal charges, income taxes and tax penalties. Withdrawals will also generally reduce the value of the optional benefit, and the amount of the reduction may be greater than the dollar amount of the withdrawal.

Death Benefits

Your contract includes a standard death benefit that pays your beneficiaries an amount equal to your account value. For an additional fee, you can purchase the Return of Premium Death Benefit Rider that provides a different minimum payment guarantee.

Rebalancing and Dollar Cost Averaging

You can elect to have your account value automatically rebalanced at no additional charge. We offer a rebalancing program that you can use to automatically reallocate your account value among your variable investment options. You can also elect to allocate your investments using a dollar cost averaging program at no additional charge. Generally, you may not elect both a dollar cost averaging program and a rebalancing option.

Other Contracts

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees, death or income guarantee benefits and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding our other annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of our annuity contracts.

You should work with your financial professional to decide whether this contract and any optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, tax planning needs, time horizons and risk tolerance.

Fee-based programs

You may purchase a Universal VIA Generation Growth ADV contract only if you are a participant in an account established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary we approve. If you elect to pay the advisory fee from your account value, then this deduction will be treated as a withdrawal and will reduce the standard death benefit and the Return of Premium Death Benefit Rider, and may also be subject to income taxes.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the contract. The fees and expenses for the ADV series do not reflect any advisory fees paid to investment advisors from the account value or other assets of the owner and the cumulative effect of these charges would increase the overall cost of a Universal VIA Generation Growth ADV contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the contract, or transfer account value between the investment options.

TRANSACTION EXPENSES

	Generation Growth	Generation Growth ADV
Sales Load Imposed on Purchases	None	None
Withdrawal Charge (as a percentage of contributions withdrawn)	7.00%(1)	None
Transfer Fee(2)	$35	$35
Third Party Transfer or Exchange Fee(3)	$125	$125
Special Service Charges(4)	$280	$280

(1)	For Generation Growth only, the charge percentage we use is determined by the number of years since receipt of the contribution to which the charge relates if you make a withdrawal, surrender your contract to receive its cash value, apply your cash value to a non-life contingent annuity payment option. For each contribution, we consider the year in which we receive that contribution to be “year 1.”

Charge as a % of contribution for each year following contribution
	1	2	3	4	5	6	7+
Generation Growth	7%	7%	6%	6%	5%	3%	0%
Generation Growth ADV	No Withdrawal Charge

(2)	Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for transfers in excess of 12 transfers per contract year. We will charge no more than $35 for each transfer at the time each transfer is processed. See “Transfer charge” in “Charges and Expenses”.

(3)	Currently, we do not charge for third party transfers or exchanges. However, we reserve the right to discontinue this waiver at any time, with or without notice. The maximum third party transfer or exchange fee is $125. The current charge (which, as described above is waived) is $65. These charges may increase over time to cover our administrative costs. We may discontinue these services at any time.

(4)	Currently, we do not charge for special services. However, we reserve the right to charge for the following: (1) express mail charge equal to a maximum of $35; (2) wire transfer charge equal to a maximum of $90; (3) duplicate contract charge equal to a maximum of $35; (4) check preparation charge equal to a maximum of $85; and (5) Duplicate Annual and/or Quarterly Statement of Account or Annual Payout Statement Charge, equal to a maximum of $35. These charges may increase over time to cover our administrative costs. We may discontinue these services at any time.

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Portfolio fees and expenses). If you choose to purchase the optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

	Generation Growth	Generation Growth ADV
Administrative Expenses (Annual Contract Maintenance Fee)(1)	$50	$50
Base Contract Expenses (as a percentage of daily net assets of the Separate Account)(2)(3)	1.45%	0.50%
Optional Benefits Expenses (as a percentage of the benefit base)(4)
Return of Premium Death Benefit Rider charge	0.50%(5)	0.50%(5)

(1)	Beginning with your first contract date anniversary, we will deduct this charge on any contract date anniversary on which your account value is less than $100,000. If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year. Otherwise, we will deduct the full charge.

(2)	Base Contract Expenses in this Fee Table include the Operations charge, the Administrative charge, the Distribution charge, and the Puerto Rico tax charge.

(3)	Puerto Rico tax charge, included as part of the Base Contract fee, will be deducted on an annual basis from each variable account and equals 0.10% of the net asset value of each variable account as of December 31 of each calendar year.

(4)	The benefit base is equal to your initial contribution to the contract less any withdrawals you made from the contract.

(5)	The current charge is 0.30%, but we reserve the right to increase up to 0.50%.

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the contract. A complete list of Portfolio Companies Available Under the Contract, including their annual expenses, may be found at the back of this document. See Appendix “Portfolio Companies Available Under the Contract.”

Annual Portfolio COMPANY Expenses

	Minimum	Maximum
Annual Portfolio Company Expenses (expenses deducted from Portfolio assets including management fees, service fees, and other expenses)	0.54%	2.36%

Example

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual Portfolio Company expenses. The examples for the ADV series do not reflect any advisory fees paid to investment advisors from the account value or other assets of the owner; however, if they did, the expenses shown would be higher.

These Examples assume that you invest $100,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the most expensive combination of annual Portfolio Company expenses, Return of Premium Death Benefit Rider (at its maximum charge) and that all account value is in the variable investment options.

Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

If you surrender your contract or annuitize (under a non-life option) at the end of the applicable time period					If you do not surrender your contract
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Generation Growth	11,375	19,214	27,175	45,167	4,375	13,214	22,175	45,167
Generation Growth ADV	3,438	10,480	17,753	36,988	3,438	10,480	17,753	36,988

Principal Risks of Investing in the Contract

The risks identified below are the principal risks of investing in the contract. The contract may be subject to additional risks other than those identified and described in this Prospectus.

Risks associated with variable investment options

You take all the investment risk for amounts allocated to one or more of the subaccounts, which invest in Portfolios. If the Portfolios of the subaccounts you select increase in value, then your account value goes up; if they decrease in value, your account value goes down. How much your account value goes up or down depends on the performance of the Portfolios in which your subaccounts invest. We do not guarantee the investment results of any Portfolio. An investment in the contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the prospectuses for the Portfolios before making an investment decision.

Insurance company risk

No company other than Universal Life Insurance Company has any legal responsibility to pay amounts that we owe under the contract. The general obligations and any guarantees or benefits under the contract are supported by our general account and are subject to our claims paying ability. You should look to our financial strength for our claims-paying ability. Universal Life Insurance Company will reinsure a portion of the risks assumed for the base contract and its riders to Equitable Financial Life Insurance Company of America.

Possible fees on access to account value

We may apply fees if you access your Account Value during the accumulation period or surrender your contract. For example, in addition to possible tax consequences, you may incur fees for accessing your Account Value such as a withdrawal charge, transfer fee, or third party transfer or exchange fee.

Possible adverse tax consequences

The tax considerations associated with the contract vary and can be complicated. The applicable tax rules can differ, depending on the type of contract, whether NQ or traditional IRA. The tax considerations discussed in this Prospectus are general in nature and describe federal and local income tax law. Moreover, the tax aspects that apply to a particular person’s contract may vary depending on the facts applicable to that person. Tax rules may change without notice.

We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. The legislative branch in the US and/or Puerto Rico may also consider further proposals to comprehensively reform or overhaul the United States or Puerto Rico tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your contract or taking other action related to your contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under the contract.

Not a short-term investment

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle and you should consider whether investing in the contract is consistent with your long-term financial goals.

Risk of loss

All investments have risks to some degree and it is possible that you could lose money by investing in the contract. An investment in the contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Limitations on access to cash value through withdrawals

Withdrawals may be subject to withdrawal charges, income taxes and tax penalties. The minimum partial withdrawal amount is $100. Withdrawals will reduce your account value and optional benefit base and the amount of the reduction may be greater than the dollar amount of the withdrawal.

Advisory fees

If you purchase a Universal VIA Generation Growth ADV contract and elect to pay the advisory fee from your account value, then this deduction will be treated as a withdrawal and will reduce the standard death benefit and the Return of Premium Death Benefit Rider, perhaps significantly, and may also be subject to income taxes.

Cybersecurity risks and catastrophic events

We rely on technology, including interconnected computer systems and data storage networks and digital communications to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. Cyber-attacks may be systemic (e.g., affecting the internet, cloud services, or other infrastructure) or targeted (e.g., failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks).

Cybersecurity risks include, but are not limited to, the loss, theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our websites (or the websites of third parties on whom we rely), disruption of routine business operations, and unauthorized release of confidential customer information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection.

Systems failures and cybersecurity incidents affecting us, our affiliates, the underlying funds, intermediaries, service providers, and other third parties on whom we rely may adversely affect your account value and interfere with our ability to process contract transactions and calculate account values. Systems failures and cybersecurity breaches may cause us to be unable to process orders from our website or with the underlying funds, cause us to be unable to calculate unit values and/or the underlying funds to be unable to calculate share values, cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and our service providers and intermediaries to regulatory fines, litigation, financial losses, and/or cause reputational damage. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the Portfolios underlying your contract to lose value.

The Company

Universal Life Insurance Company is a stock life insurance company organized under the laws of the Commonwealth of Puerto Rico, with its home office at Metro Office Park Lot#10 Guaynabo PR 00968. Universal Life is a provider of several insurance products: individual, group life, group disability, credit life, annuities & IRAs. It is admitted to do business for life, disability and variable insurance by the Office of Commissioner of Insurance in the Commonwealth of Puerto Rico. Universal Life is a member of the Universal Group of companies that operate in Puerto Rico and United States. Universal Life is a wholly-owned subsidiary of Universal Insurance Company, Inc.

How to reach us

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable, delayed or discontinued. For example, our facsimile service may not be available at all times and/ or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence to the appropriate location, as follows:

For Correspondence:

For all communications (e.g., requests for transfers, withdrawals, or required notices) sent by regular mail:

PO Box 2145

San Juan, PR 00922-2145

Or

Metro Office Park

Street 1 Lot 10

Guaynabo, Puerto Rico 000968

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: Metro Office Park, Street 1, Lot #10, Guaynabo PR 00968. Universal Life’s website access is normally available seven days a week, 24 hours a day. You may access your account online by visiting our website at www.universallifepr.com. Of course, for reasons beyond our control, this service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by the Internet are genuine. For example, we will require certain personal identification information before we will act on Internet instructions and we will provide written confirmation of your transfers.

We reserve the right to limit access to this service if we determine that you engaged in a disruptive transfer activity, such as “market timing” (see “Disruptive transfer activity” in “Transferring your money among investment options”).

Customer Service Representative

You may also call us at 787-706-7095 to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

●	Monday through Friday from 8:00 a.m. until 5:00 p.m., local time.

We require that the following types of communications be on specific forms we provide for that purpose (and submitted in the manner that the forms specify):

(1)	authorization for telephone transfers by your financial professional;

(2)	conversion of a traditional IRA to a Roth IRA contract;

(3)	tax withholding elections (see withdrawal request form);

(4)	election of the Beneficiary continuation option;

(5)	IRA contribution re-characterizations;

(6)	Section 1035 exchanges;

(7)	direct transfers and rollovers;

(8)	election of an annuity payout option;

(9)	death claims;

(10)	change in ownership (NQ only, if available under your contract);

(11)	purchase by, or change of ownership to, a non-natural owner;

(12)	requests to collaterally assign your NQ contract;

(13)	requests to drop your Return of Premium Death Benefit Rider;

(14)	requests to transfer into and among the investment options, re-allocate, rebalance and change your future allocations; and

(15)	withdrawal requests.

We may also have specific form(s) for the following types of requests:

(1)	beneficiary changes;

(2)	contract surrender; and

(3)	dollar cost averaging

To cancel or change any of the following, we require written notification generally at least seven calendar days before the next scheduled transaction:

(1)	dollar cost averaging

(2)	systematic withdrawals;

You must sign and date both of these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take. We reserve the right to add, remove or change our administrative forms, procedures and programs at any time.

Signatures:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

E-Delivery:

You can register to receive statements and other documents electronically. You can do so by calling 787-706-7095 and a service representative will assist you.

1.	Purchasing the Contract

How you can purchase and contribute to your contract

You may purchase a contract by making payments to us that we call “contributions.” We can refuse to accept any application or contribution from you at any time, including after you purchase the contract. We require a minimum contribution for each type of contract purchased. Maximum contribution limitations also apply. The tables in Appendix “Rules Regarding Contributions to Your Contract” summarize our current rules regarding contributions to your contract, which rules are subject to change. Both the owner and the annuitant named in the contract must meet the issue age requirements shown in the table, and rules for contributions are based on the age of the older of the original owner and annuitant.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options, to add variable investment options, and to limit the number of variable investment options which you may elect.

We reserve the right to change our current limitations on your contributions and to discontinue acceptance of contributions.

We currently do not accept any contribution to your contract if: (i) the sum total of all contributions under all Universal VIA Generation Growth series contracts with the same owner or annuitant would then total more than $1,500,000 or (ii) the aggregate contributions under all our annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these contribution limitations based on certain criteria, including issue age, the total amount of contributions, investment option allocations and selling broker-dealer compensation.

Owner and annuitant requirements

Under NQ contracts, the annuitant can be different from the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

The “owner” is the person who is the named owner in the contract and, if an individual, is the measuring life for determining certain contract features. The “annuitant” is the person who is the measuring life for determining the contract’s annuitization date (if applicable). The annuitant is not necessarily the contract owner. Where the owner of a contract is a non-natural person such as a company or trust, the annuitant (or the older of two joint annuitants, if applicable) is the measuring life for determining certain contract features.

For NQ contracts, a joint annuitant may also be named, but the joint annuitants must be spouses.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for single owner contracts, the surviving spouse must be the sole primary beneficiary and must be age 85 or younger. Spousal continuation is discussed in the “Benefits Available Under the Contract” section.

Under QP contracts, the owner must be the qualified plan trust and the annuitant must be a plan participant/employee.

Certain features of your contract, as described in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these features will be based on the age of the annuitant or the older of two joint annuitants, if applicable. Under QP contracts, all features are based on the age of the annuitant. If the contract is jointly owned, these features will be based on the older of the two owners. In this Prospectus, when we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner.

How you can make your contributions

Except as noted below, contributions must be made by check drawn on a U.S. bank, in U.S. dollars, and made payable to the Company. We may also apply contributions made pursuant to an exchange intended to be a Section 1035 tax-free exchange or a direct transfer. Add PR transfers We do not accept starter checks or travelers checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

The “contract date” is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a “contract year.” The end of each 12- month period is your “contract date anniversary.” For example, if your contract date is May 1, your contract date anniversary is April 30.

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If your financial professional is with a selling broker-dealer, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments.

If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the business day we receive the missing information.

What are your investment options under the contract?

Variable investment options

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying Portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/ Money Market variable investment option.

We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options, to add variable investment options and to limit the number of variable investment options which you may elect.

Portfolios of the Trusts

We offer two unaffiliated Trusts (the “Equitable Trusts”), which in turn offer one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”) serves as the investment adviser of the Portfolios of Fortune VII Separate Account. For some Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers and is responsible for retaining or discontinuing the services of those sub-advisers.

Information regarding each of the Portfolios, including its (i) name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) their performance is available in an appendix to this Prospectus. See Appendix “Portfolio Companies Available Under the Contract.”

Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. In order to obtain copies of the Portfolios’ prospectuses, you may call one of our customer service representatives at 787-706-7095.

Universal Financial Services, Inc., an affiliate of the Company (the “Distributor”), is the principal underwriter of the contracts. As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information.) These fees and payments, as well as the Portfolios’ investment management fees and administrative expenses, will reduce the underlying Portfolios’ investment returns. The Company may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios.

Some Portfolios may invest in other affiliated Portfolios (the “EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”) and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of certain benefits, as discussed below.

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing benefits under the contract during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy (or, in the case of the EQ Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the EQ volatility management strategy). This may effectively suppress your account value invested in the Portfolio. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the EQ volatility management strategy. Such techniques could also impact your account value and contract benefits in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios’ objective and strategies.

Transfers. Generally, you may transfer your account value among the investment options. We may, at any time, upon advanced notice to you, exercise our right to terminate transfers to any of the investment options, to add variable investment options, and to limit the number of investment options which you may elect.

Transfer requests do not change the allocation instructions on file for any future contribution or scheduled/recurring rebalancing. This means that upon the next scheduled/ recurring rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your account. For more information about transferring your account value, please see “Transferring your money among investment options.” For more information about rebalancing your account value, please see “Rebalancing your account value.”

You may also provide instructions for a one-time rebalancing of your account.

Allocation instruction changes.

You may change your instructions for allocations of future contributions. Please note that an allocation change for future contributions will not automatically change the scheduled/recurring rebalancing instructions on file for your account.

Your responsibility for allocation decisions

The contract is between you and the Company. The contract is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract unless otherwise provided.

Your right to cancel within a certain number of days

Contract Owners have a fifteen-calendar day right to review and examine the Contract. The contract may be cancelled and returned to Universal Life’s home office for any reason within fifteen days of delivery from Universal Life’s home office and Universal Life will refund the contract’s account value to the Contract Owner. The refunded account value will reflect the value of the underlying investments in the Contract, unless otherwise required by law. Please be advised that the purchase payments received by Universal Life during such fifteen-day period will be invested in accordance with the instructions of the Contract Owner. If the Contract Owner decides to cancel the contract during the fifteen-day period, the value of the Contract will depend on the performance of the underlying investments in the contract.

We may require that you wait six months before you may apply for a contract with us again if:

●	you cancel your contract during the free look period; or

●	you change your mind before you receive your contract whether we have received your contribution or not.

Please see “Tax Information” for information about the possible tax consequences of cancelling your contract.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see “Surrendering your contract to receive its cash value.” For more information on how a surrender could impact your taxes, consult your tax advisor.

Fee based programs

Currently, you may purchase a Universal VIA Generation Growth ADV contract only if you are a participant in an account established under a fee-based program sponsored and maintained by a registered broker-dealer or any other financial intermediary we approve (including Universal Financial Services, Inc., the distributor of the contract and an affiliate of the Company). We may, in the future, offer Universal VIA Generation Growth ADV contracts through other means.

As an owner of a Generation Growth ADV contract, you would have purchased the contract through a registered broker-dealer or other financial intermediary (“Financial Intermediary”) that manages your Account Value for a fee (“Advisory Fee”). The Advisory Fee for this service is covered in a separate agreement between you and the Financial Intermediary and is in addition to the fees and expenses described in this Prospectus.

Subject to certain restrictions, you may elect to have the Advisory Fee paid out of your Account Value. In order to do so, you will need to fill out an instruction or form authorizing these payments (an “Advisory Fee Authorization”). If you elect to pay the advisory fee from your Account Value, then this deduction will be treated as a withdrawal and will reduce the standard death benefit and/or the Return of Premium Death Benefit Rider, perhaps significantly, and may also be subject to taxes.

If you elect to have the Advisory Fee paid out of your Account Value, we will deduct the amount of the fee pro-rata from your investment options (i.e., in the same proportion that each investment option has to Account Value). The maximum Advisory Fee permitted to be deducted from your Contract Value is 1.5%. If you elect to have the Advisory Fee paid out of your Account Value, the Advisory Fee will be calculated as a percentage of Account Value and may be deducted on a monthly, quarterly, or annual basis. Both the Advisory Fee rate and frequency of deduction are based upon the agreement between you and your Financial Intermediary. The Advisory Fee will be calculated based upon the Account Value as of the last day of the end of the previous period. If the Advisory Fee is deducted on a period shorter than annual, the annual rate will be applied to the Account Value and prorated for the number of days in the period. The Advisory Fee may be charged in advance or arrears.

Once you submit the Advisory Fee Authorization to us to pay your Advisory Fee from your Account Value, we will continue to make such payments unless you or your Financial Intermediary instruct us to terminate such payment. Owners or their Financial Intermediaries may instruct us to terminate this Advisory Fee Authorization by written notice at any time.

For any changes to the Advisory Fee, you must submit a new Advisory Fee Authorization. We will verify that the amount of the Advisory Fee deducted from your contract is the amount called for in your Advisory Fee Authorization. We will send you a confirmation of the amount deducted, and you should review to verify that the Advisory Fee amount is accurate.

Please note that we have not made any independent assessment of the qualifications of your Financial Intermediary or its financial advisers to provide investment advisory services, nor do we endorse any Financial Intermediaries or their financial advisers or make any representations as to those qualifications.

If you purchase a Universal VIA Generation Growth ADV contract through a fee-based arrangement and later terminate the arrangement, your contract will continue in force. Please consult with your program sponsor for more details about your fee-based program. Please discuss with your program sponsor the ramifications of withdrawing advisory fees from your account value before taking or authorizing such withdrawals.

2.	Benefits Available Under the Contract

Summary of Benefits

The following tables summarize information about the benefits available under the contract.

Death Benefits

These death benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/Limitations
			Max	Current
Standard Death Benefit	Guarantees beneficiaries will receive a death benefit equal to your account value.	Standard	No Charge

●    Available only at contract purchase.

●    Withdrawals, including payment of advisory fees from your Account Value with respect to the Generation Growth ADV contract, will reduce the standard death benefit.

Return of Premium Death Benefit Rider	Guarantees beneficiaries will receive a death benefit at least equal to your contributions adjusted for withdrawals.	Optional	0.50%(1)	0.30%(1)

●    Available only at contract purchase.

●    Available only to contract holders age 75 or younger on the contract date.

●    Withdrawals, including payment of advisory fees with respect to the Generation Growth ADV contract, may reduce the benefit by an amount greater than the value withdrawn, and could significantly reduce or terminate the benefit.

●    Generally no additional contributions once reach age 76, or after the first contract year, if later.

(1)	Expressed as an annual percentage of the benefit base.

Other Benefits

These other benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee	Brief Description of Restrictions/Limitations
Rebalancing	Periodically rebalance account value to your desired asset mix.	Optional	No Charge	● Must rebalance 100% of account value. ● Not available with the dollar cost averaging program.
Dollar Cost Averaging	Transfer account value from the EQ/Money Market Portfolio to selected investment options on a regular basis to potentially reduce the impact of market volatility.	Optional	No Charge	● $5,000 minimum to begin program. ● Account value may currently only be transferred on a monthly basis. ● Not available with the rebalancing program.
Systematic Withdrawals	Take periodic withdrawals of a fixed dollar amount or percentage from your account value.	Optional	No Charge	● $100 minimum transfer amount ● Program withdrawals will reduce the account value and death benefit, perhaps significantly. ● Program may begin 28 days after contract issue.

Return of Premium Death Benefit Rider

At issue, you may elect the optional Return of Premium Death Benefit Rider if you are age 75 or younger on the contract date. The Return of Premium Death Benefit Rider is equal to the greater of (a) your Return of Premium Death Benefit Rider base (the “benefit base”) on the date of death and (b) your account value on the date of claim. The current charge for this benefit is 0.30%.

If you elect the Return of Premium Death Benefit Rider, you may not make additional contributions to your contract once you reach age 76. If you turn age 76 during the first Contract Year, you may make contributions until the first Contract Date Anniversary.

The Return of Premium Death Benefit Rider base is not an account value or cash value. On the contract issue date, it is equal to your initial contribution. Thereafter, it is equal to:

●	your initial contribution and any subsequent contributions to your contract, less a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The way we calculate this deduction is described in “Pro rata treatment of withdrawals”.

The benefit base is calculated on the contract date and on each contract date anniversary, and it is recalculated if there is a withdrawal.

The date of claim is the date on which we receive satisfactory proof of the owner’s (or older joint owner’s, if applicable) death, and any required instructions for the method of payment, forms necessary to effect payment and any other information we may require.

For purposes of calculating your Return of Premium Death Benefit Rider, any accrued but unpaid Return of Premium Death Benefit Rider charge will be deducted from your account value.

Pro rata treatment of withdrawals.

For purposes of calculating your Return of Premium Death Benefit Rider, any withdrawals you make from your contract reduce the value of your Return of Premium Death Benefit Rider base on a pro rata basis. Reduction on a pro rata basis means that that we calculate the percentage of your current account value that is being withdrawn (including the amount of any applicable withdrawal charge) and we reduce your Return of Premium Death Benefit Rider base by the same percentage. For example, assume your total contributions to your contract are $100,000 and your account value is $80,000. Prior to any withdrawals, your Return of Premium Death Benefit Rider base would be $100,000. If you make a $10,000 withdrawal, that withdrawal represents a 12.5% reduction in your account value. Accordingly, your Return of Premium Death Benefit Rider base and therefore the death benefit is reduced by 12.5% to $87,500 (12.5% of $100,000 is $12,500, and $100,000 minus $12,500 is $87,500). Please note: A withdrawal (including withdrawals to pay advisory fees) will reduce your Return of Premium Death Benefit Rider, and the reduction may be substantially more than the amount of the withdrawal and could significantly reduce or terminate the benefit.

If you have a Universal VIA Generation Growth ADV contract, please note that withdrawals to pay advisory fees also reduce your benefit base on a pro rata basis. For example, assume your starting account value is $100,000 (all invested in variable investment options) and that you decide to withdraw your advisory fee, which is at a 1.50% annual rate, at the end of each quarter. Assuming a growth rate of 5% annually (net of all other fees and charges), if you withdraw the advisory fees from your Universal VIA Generation Growth ADV contract, by the end of one year you will withdraw $1,546.50 to pay your adviser, your account value will be $103,425.00 and the Return of Premium Death Benefit Rider base will be $98,500. Had you chosen not to take advisory fees from your contract, your account value at the end of the year and, therefore, your death benefit amount at that time, would have been $105,000. Over ten years, assuming a constant net growth rate of 5%, the account value and death benefit amount would be lower by $22,848.43 and the Return of Premium Death Benefit Rider base would be $85,973.04, due to the withdrawals to pay the advisory fee. You should consider whether it is in your best interest to take withdrawals from your contract to pay advisory fees or pay them from another source.

You may not terminate the Return of Premium Death Benefit Rider once elected, except if a fee increase is declared. When a fee increase is declared, the Return of Premium Death Benefit Rider can be dropped at any time from the fee change notification date until the date before the fee change effective date. We will drop the rider as of the day we receive the election form in good order and a pro rata fee will be applied through that date. Once you terminate the Return of Premium Death Benefit Rider, you may not reelect it. The Return of Premium Death Benefit Rider is not available for election after issue

The charge for the Return of Premium Death Benefit Rider is a percentage of the benefit base, calculated and deducted from the account value on each contract date anniversary. Please refer to “Return of Premium Death Benefit Rider charge” in “Charges and Expenses” for information about how we calculate the charge for this benefit and, if your account value is low, the risk that this charge could cause your contract and the benefit to terminate.

Payment of Death Benefit

Your beneficiary and payment of benefit

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time during your lifetime and while the contract is in force. A beneficiary change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We are not liable for any payments we make or actions we take before we receive the change. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, who continue to be spouses at the time of death, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. In a QP contract, the beneficiary must be the plan trust.

The death benefit is equal to your account value (the standard death benefit) or, if elected, the Return of Premium Death Benefit Rider. We determine the amount of the death benefit as of the date we receive satisfactory proof of the owner’s or older joint owner’s, if applicable, death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require (“date of claim”). Payment of the death benefit terminates the contract.

If there are multiple beneficiaries, the Contract Maintenance Fee (if applicable) and, if the Return of Premium Death Benefit Rider was in effect at the time of your death, any accrued Return of Premium Death Benefit Rider charge, will be applied pro rata to each beneficiary’s portion of the death benefit payment.

When we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner, the death benefit is payable upon the death of the older joint owner or older joint annuitant, as applicable.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.

Effect of the owner’s death

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option. For NQ contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the “Spousal continuation” feature or under our Beneficiary continuation option, as discussed below. For NQ contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under “Non-spousal joint owner contract continuation.”

If you are the sole owner of an NQ contract and your spouse is the sole primary beneficiary, your surviving spouse may have the option to:

●	take the death benefit proceeds in a lump sum;

●	continue the contract as a successor owner under “Spousal continuation” or under our Beneficiary continuation option; or

●	for traditional and Roth IRA contracts, roll the death benefit proceeds over into another similar arrangement.

If your surviving spouse rolls over the death benefit proceeds into a contract issued by us, the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse’s new contract. Any death proceeds will remain invested in this contract until your spouse’s new contract is issued. The amount of the death benefit will be calculated to equal the account value as of the date your spouse’s new contract is issued. This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse’s new contract is issued.

Non-spousal single owner contract continuation

For single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner’s death (the “5-year rule”). In certain cases, an individual beneficiary may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner’s death.

Spousal continuation

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse’s death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable requirements of the Department of the Treasury in Puerto Rico.

In addition, where such a contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant’s death the annuitant’s spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant’s death. No further change of annuitant will be permitted.

For jointly owned NQ contracts, if the younger spouse dies first, no death benefit is paid, and the contract continues as follows:

●	If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

●	If the annuitant was neither the deceased nor the surviving spouse, the surviving spouse can elect to become the annuitant and supersede the named annuitant. Alternatively, the surviving spouse can allow the named annuitant to remain on the contract and instead become the annuitant upon the death of the named annuitant.

●	The withdrawal charge schedule, if applicable, remains in effect.

●	The Return of Premium Death Benefit Rider, if any, will remain in effect based on the older spouse’s age, and charges for the Return of Premium Death Benefit Rider will continue to apply.

For jointly owned NQ contracts if the older spouse dies first, the surviving owner can (1) take the death benefit as a lump sum payment; (2) annuitize within one year; (3) continue the contract under the Spousal continuation option; if the Return of Premium Death Benefit Rider, if any, was greater than the account value on the date of claim, then we will reset the account value to equal the Return of Premium Death Benefit Rider.

If the contract continues under the Spousal continuation option:

●	The surviving spouse becomes the sole owner. If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant.

●	If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract. If the annuitant was neither the deceased nor the surviving spouse, the surviving spouse can elect to become the annuitant and supersede the named annuitant. Alternatively, the surviving spouse can allow the named annuitant to remain on the contract and instead become the annuitant upon the death of the named annuitant.

●	The Return of Premium Death Benefit Rider, if any, will remain in effect if on the date of the older spouse’s death the surviving spouse is 95 or younger. For details of how we calculate charges for the Return of Premium Death Benefit Rider under joint owner spousal continuation, see “Return of Premium Death Benefit Rider charge” in “Charges and Expenses.”

For single owner NQ contracts with a sole spousal beneficiary, the sole spousal beneficiary can (1) take the death benefit as a lump sum payment within five years of the deceased owner’s death; (2) annuitize within one year; (3) continue the contract (but only if age 85 or younger on the date of death of the deceased owner) under the Spousal continuation option; if the Return of Premium Death Benefit Rider, if any, was greater than the account value on the date of claim, then we will reset the account value to equal the Return of Premium Death Benefit Rider.

Non-natural owner with spousal joint annuitants. For contracts with a non-natural owner and spousal joint annuitants:

●	If the younger spouse dies first, no death benefit is payable. The contract, including the Return of Premium Death Benefit Rider (if elected), continues unchanged and withdrawal charges (if applicable) will continue to apply.

●	If the older spouse dies first, the surviving younger spouse can (1) take the death benefit as a lump sum payment; (2) annuitize within one year; (3) continue the contract under the Spousal continuation option; If the Return of Premium Death Benefit Rider, if any, was greater than the account value on the date of claim, then we will reset the account value to equal the Return of Premium Death Benefit Rider. If the contract continues under the spousal continuation option, the Return of Premium Death Benefit Rider, if any, will remain in effect if on the date of the older spouse’s death the surviving spouse is 95 or younger. For details of how we calculate charges for the Return of Premium Death Benefit Rider under spousal continuation, see “Return of Premium Death Benefit Rider charge” in “Charges and Expenses”.

Other Benefits

Dollar cost averaging

We offer a dollar cost averaging program via scheduled transfers from the EQ/Money Market investment option to the other available investment options. The program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses. We may, at any time, exercise our right to terminate transfers to any of the investment options, to add investment options, and to limit the number of investment options which you may elect.

You may dollar cost average from the EQ/Money Market investment option, subject to the following:

●	Initial contributions to the program must be at least $5,000 (i.e., your value in the EQ/Money Market variable investment option must be at least $5,000 when you begin the program).

●	Contributions into the program may be new contributions, or you may transfer amounts allocated to other variable investment options to initiate the program. You can make additional contributions to a program after a program has started.

●	Currently, your account value may only be transferred from the program into the variable investment options on a monthly basis. In the future, we may offer this program with transfers on a quarterly, semi-annual, or annual frequency; however, you may only have one time period in effect at any time and once you select a time period, you may not change it and subsequent contributions or transfers into the program will not extend the duration of an existing program.

●	For the program, you may select different variable investment options than those in your allocation instructions on file, except that you may not do so on your initial application for the contract.

●	If the value in the EQ/Money Market variable investment option is less than or equal to the scheduled transfer amount, the entire amount in the account will be transferred and the program will terminate.

●	You can enroll in a dollar cost averaging program on your contract application or at any time after your contract has been issued. The date of the first transfer to the other variable investment options will be processed in accordance with your allocation instructions and start date for the program. If a transfer date falls on a non-business day, the transfer will be made on the next business day. We will transfer all amounts by the end of the chosen time period for your program.

For example, assume you enroll in a 3-month dollar cost averaging program. On the date we receive your initial contribution (say, $60,000) to the program, your program becomes effective and the first transfer of $20,000 is made immediately in accordance with your program’s allocation instructions. The second transfer of $20,000 will be made one month after your first contribution and the third and final transfer of $20,000 will be made two months after your first contribution.

●	If you enroll in a dollar cost averaging program and the transfer date is the 29th, 30th or 31st day of the month, for any subsequent month in your program with less than 29, 30 or 31 days respectively, the transfer will take place on the first business day of the following month and continue on the first of every month.

●	If you request to transfer 100% out of your program, your program will terminate. A manual transfer of 100% of the amount out of the EQ/Money Market will terminate the DCA program. A partial transfer is allowed and will not terminate the DCA.

●	The scheduled/recurring rebalancing program is not available while the dollar cost averaging program is in effect.

●	If you make subsequent contributions into an existing DCA account with allocation instructions that differ from those on file, we will update the current allocation instructions for the remainder of the program and they will become the new instructions on file.

●	You may cancel your participation in the program at any time by notifying us in writing. If you terminate your program, we will allocate any remaining amounts in your program pursuant to your program allocations instructions on file.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging program. Note that participation in the dollar cost averaging program is not cancelled by your request for a one-time rebalancing of your account.

Rebalancing your account value

Our rebalancing program offers a scheduled/ recurring rebalancing.

To enroll in the scheduled/recurring rebalancing program, you must notify us in writing by completing our investment option selection form, telling us:

(a)	in whole percentages only, the percentage you want invested in each investment option, and

(b)	how often you want the rebalancing to occur (quarterly, semi-annually, or annually).

While your scheduled/recurring rebalancing program is in effect, we will transfer amounts among each annuity investment option, so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value must be included in the scheduled/recurring rebalancing program. Currently, we permit rebalancing of up to 50 investment options.

Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.

You may elect or terminate the scheduled/recurring rebalancing program at any time. You may also change your allocations under the scheduled/recurring program at any time. Once enrolled in the scheduled/recurring rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our scheduled/recurring rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your annuity investment options pursuant to the allocation instructions previously on file for your scheduled/ recurring program. The scheduled rebalancing program is not available while the dollar cost averaging program is in effect.

4.	Determining Your Contract’s Value

Your account value and cash value

Your “account value” is the total of the values you have in the variable investment options.

Your contract also has a “cash value.” At any time before annuity payments begin, your contract’s cash value is equal to the account value less: (i) as applicable, the total amount or a pro rata portion of the Contract Maintenance Fee (if applicable) and any Return of Premium Death Benefit Rider charge; and (ii) any applicable withdrawal charges. Please see “Surrendering your contract to receive its cash value” in “Accessing Your Money.”

Your contract’s value in the variable investment options

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by “units.” The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio’s shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

●	operations expenses;

●	administrative expenses;

●	distribution charges; and

●	the Puerto Rico tax charge

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day’s value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)	increased to reflect additional contributions;

(ii)	decreased to reflect a withdrawal (plus withdrawal charges if applicable); or

(iii)	increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option.

Your units are also reduced when we deduct the Contract Maintenance Fee (if applicable), Return of Premium Death Benefit Rider charge. Likewise, if under the Generation Growth ADV contract you pay advisory fees from your account value, the deduction of the fee will reduce the number of units you hold. A description of how unit values are calculated is found in the SAI.

Insufficient account value

Your account value will fall to zero and your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals (including withdrawals for the payment of fees and charges under the contract) and/or poor market performance. Upon such termination, you will lose all your rights under your contract and no death benefit will be paid, including the Return of Premium Death Benefit Rider, if elected.

5.	Transferring Your Money Among Investment Options

Transferring your account value

Universal Life will accept subaccount transfer requests in writing or over the telephone if advanced authorization is provided by the Contract Owner. Universal Life will use reasonable procedures to confirm that instructions are genuine and will not be liable for following instructions that it reasonably determined to be genuine. All telephone calls will be recorded for quality and security purposes. Universal Life may withdraw the telephone privileges at any time. Amounts transferred to the subaccounts will receive the unit value next determined after the transfer request is received.

Transfer Restrictions

Neither the Contract described in this Prospectus, the subaccounts, nor the underlying Portfolios are designed to support active trading strategies that require frequent movement between or among subaccounts (sometimes referred to as “market-timing” or “short-term trading”). A Contract Owner who intends to use an active trading strategy should consult his/her registered representative and request information on other variable annuity contracts that offer underlying Portfolios that are designed specifically to support active trading strategies.

Universal Life discourages (and will take action to deter) short-term trading in this Contract because the frequent movement between or among subaccounts may negatively impact other investors in the contract. Short-term trading can result in:

●	the dilution of the value of the investors’ interests in the underlying Portfolio;

●	underlying Portfolio managers taking actions that negatively impact performance (e.g., keeping a larger portion of the underlying Portfolio assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

●	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this Contract from the negative impact of these practices, Universal Life reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.

U.S. Mail Restrictions

Universal Life monitors transfer activity in order to identify those who may be engaged in harmful trading practices. Transaction reports are produced and examined. Generally, a Contract may appear on these reports if the Contract Owner (or a third party acting on his/her/its behalf) engages in a certain number of “transfer events” in a given period. A “transfer event” is any transfer, or combination of transfers, occurring on a given trading day (Valuation Period). For example, if a Contract Owner executes multiple subaccount transfers in one day, this counts as one transfer event. A single transfer occurring on a given trading day and involving only 2 underlying Portfolios will also count as one transfer event.

As a result of this monitoring process, Universal Life may restrict the method of communication by which transfer orders will be accepted. In general, Universal Life will adhere to the following guidelines:

Trading Behavior	Universal Life’s Response
6 or more transfer events in one calendar quarter	Universal Life will mail a letter to the Contract Owner notifying them that:
(1) they have been identified as engaging in harmful trading practices; and
(2) if their transfer events exceed 11 in 2 consecutive calendar quarters or 20 in one calendar year, the Contract Owner will be limited to submitting transfer requests via U.S. mail.
More than 11 transfer events in 2 consecutive calendar quarters OR More than 20 transfer events in one calendar year	Universal Life will automatically limit the Contract Owner to submitting transfer requests via U.S. mail.

Each January 1st, Universal Life will start the monitoring, so that each contract starts with 0 transfer events each January 1. See, however, the Other Restrictions provision below.

Managers of Multiple Contracts

Some investment advisers/representatives may manage the assets of multiple Universal Life contracts pursuant to trading authority granted or conveyed by multiple Contract Owners. These multi-contract advisers will generally be required by Universal Life to submit all transfer requests via U.S. mail.

Other Restrictions

Universal Life reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect Contract Owners, Annuitants, and Beneficiaries from the negative investment that may result from short-term trading or other harmful investment practices employed by some Contract Owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of Universal Life’s monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by Universal Life to constitute harmful trading practices, may be restricted.

Any restrictions that Universal Life implements will be applied consistently and uniformly.

Disruptive transfer activity

We currently use the procedures described above to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying Portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

6.	Accessing Your Money

Withdrawing your account value

You have several ways to withdraw your account value before annuity payments begin. Withdrawals will be deducted pro rata from the applicable investment options (excluding amounts in the dollar cost averaging program (if any), from which withdrawals are deducted only if there is insufficient value in all other variable investment options).

The table below shows the methods available under each type of contract.

Withdrawals reduce your account value and death benefit and may be subject to withdrawal charges and have tax consequences, including possible tax penalties. Please see “Effect of withdrawals on your Return of Premium Death Benefit Rider” for more information on how withdrawals could significantly reduce or terminate your Return of Premium Death Benefit Rider.

Method of withdrawal and Universal VIA Generation Growth availability

Contract	Systematic	Partial
NQ	Yes	Yes
Traditional IRA	Yes	Yes
Roth IRA	Yes	Yes
QP(1)	Yes	No

(1)	All payments are made to the plan trust as owner of the contract.

Partial withdrawals

(All contracts)

You may take partial withdrawals from your account value at any time. The minimum amount you may withdraw is $100.

For Universal VIA Generation Growth contracts, partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see “10% free withdrawal amount” in “Charges and Expenses.”

If you have authorized your advisor to take withdrawals of advisory fees from your Universal VIA Generation Growth ADV contract, your advisor can elect to withdraw their advisory fees from your contract at any time. You can terminate this authorization at any time. A withdrawal to pay advisory fees, like all withdrawals, will reduce your account value and death benefit, and may be a taxable event. For the tax consequences of withdrawals, see “Tax Information”.

Systematic withdrawals

You may take systematic withdrawals of a fixed dollar amount or percentage of account value on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value on the date of the withdrawal: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $100.

If your contract is subject to withdrawal charges and any applicable withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of your percentages of your account value as of the beginning of the contract year, as described in the preceding paragraph, up to 100% of your account value.

All requests for withdrawals must be made on a specific form that we provide. Please see “How to reach us” under “The Company” for more information.

If you elect our systematic withdrawal program, you may request to have your withdrawals made on the following days of the month:

1st, 8th, 16th and 26th

If you do not select a date, we will make the withdrawals on the next available day of the systematic withdrawal program subject to the same restrictions listed above. If any of the program dates fall on a non-business day, such withdrawal will be available on the following business day. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. You can cancel the systematic withdrawal option at any time.

For Universal VIA Generation Growth ADV contracts, systematic withdrawals are not subject to a withdrawal charge, and they will not reduce the contribution amounts in the contract that are subject to withdrawal charges.

Effect of withdrawals on your Return of Premium Death Benefit Rider

If you elected the Return of Premium Death Benefit Rider, all withdrawals from your contract, whether partial withdrawals (including withdrawals to pay advisory fees), or systematic withdrawals, will reduce your Return of Premium Death Benefit Rider on a pro rata basis. See “Pro rata treatment of withdrawals” under “Return of Premium Death Benefit Rider” in “Benefits Available Under the Contract” for more information.

Withdrawals treated as surrenders

If you request to withdraw more than 90% of a contract’s current cash value, or if your account value is reduced to zero as a result of a withdrawal, we may treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if you make a withdrawal that would result in a cash value of less than $500. See “Surrendering your contract to receive its cash value.” For the tax consequences of withdrawals, see “Tax Information.”

Surrendering your contract to receive its cash value

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See “Your annuity payout options”. For the tax consequences of surrenders, see “Tax Information.”

When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the business day the transaction request is received by us in good order. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)	the NYSE is closed or restricts trading,

(2)	the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option’s assets is not reasonably practicable, or

(3)	the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

(4)	Universal Life’s offices are closed.

We may defer payments for a reasonable amount of time while we are waiting for a contribution check to clear.

All payments are made to a bank account designated by you or by check which will be mailed to you (or the payee named in a tax-free exchange) by U.S. mail, if you request that we do so subject to any charges. We can also send any payment to you by using an express delivery or wire transfer service (subject to applicable charges; see “Charges and Expenses”).

Annuity Commencement Date

The Annuity Commencement Date is the date on which annuity payments are scheduled to begin. The Contract Owner could designate the Annuity Commencement Date at the time of application. If no Annuity Commencement Date is designated at the time of application, Universal Life may establish the Annuity Commencement Date as the date the Annuitant reaches age 90.

The Contract Owner may change the Annuity Commencement Date before Annuitization. This change must be in writing and approved by Universal Life. The Annuity Commencement Date may not be later than the first day of the first calendar month after the Annuitant’s 90th birthday unless approved by Universal Life.

Annuitization Date

The Annuitization Date is the date that Universal Life calculates the schedule of annuity payments and begins the processing necessary to start annuity payments. The date that annuity payments actually begin varies, but generally is within 30 days after Universal Life calculates the annuity payment schedule. The Annuitization Date will be the first day of a calendar month unless otherwise agreed. The Annuitization Date must be at least 2 years after the contract is issued, but may not be later than either:

●	the age (or date) specified in your Contract; or

●	the age (or date) specified by law.

The PR. Internal Revenue Code may require that distributions be made prior to the Annuity Starting Date specified above (see Required Distributions).

Annuitization

Annuitization is the period during which annuity payments are received. It is irrevocable once payments have begun. Upon arrival of the Annuity Starting Date, the Annuitant must choose an annuity payment option.

Fixed Annuity Payments

The Contract generally provides for fixed annuity payments (i.e., level annuity payments), except as set forth in the Income of a Specified Amount annuity payment option. Universal Life guarantees that each fixed annuity payment will be the same throughout Annuitization.

Frequency and Amount of Annuity Payments

Annuity payments are based on the annuity payment option elected.

If the net amount to be annuitized is less than $2,000, Universal Life reserves the right to pay this amount in a lump sum instead of periodic annuity payments.

Universal Life reserves the right to change the frequency of payments if the amount of any payment becomes less than $250. The payment frequency will be changed to an interval that will result in payments of at least $250.

Annuity Payment Options

The Annuitant must elect an annuity payment option before the Annuitization Date. If the Annuitant fails to elect an annuity payment option, Universal Life will assume a Life Income with a 10-Year (or 120 months) term certain annuity payment option. Once elected, the annuity payment option may not be changed. The annuity payment options available may be limited based on the Annuitant’s age (and the joint Annuitant’s age, if applicable) or requirements under the Puerto Rico Code and other applicable laws.

If, at the Annuitization Date, the total of all purchase payments made to the Contract is less than or equal to $2,000,000, the annuity payment options available are:

●	Income for a Specified Period

●	Life Income

●	Standard Joint and Survivor

Fixed Income Option 1 – Income for a Specified Period

We will make level payments only for the specific period you choose. The specified period may not exceed your life expectancy. No funds will remain at the end of the specified period. Minimum 5-year period. If you elect a non-life contingent annuity option within 6 years following your last contribution, you will be subject to a withdrawal charge upon annuitization.

Fixed Income Option 2 – Life Income

You may choose between:

(a)	No Period Certain – We will make level payments only during the Annuitant’s lifetime.

(b)	10 Years Certain – We will make level payments for the longer of the Annuitant’s lifetime or ten years.

Fixed income option 2(a) is not available for Annuitant adjusted age(s) greater than 85.

Fixed Income Option 4 – Joint and Survivor Annuity

No Period Certain – We will make payments during the joint lifetime of the Annuitant and a Joint Annuitant of your choosing. We will make payments based on youngest surviving owner.

Income option 4 is not available for Annuitant adjusted age(s) greater than 85.

Any Other Option

Annuity payment options not set forth in this provision may be available. Any annuity payment option not set forth in this provision must be approved by Universal Life.

Annuity Payment Options for Contracts with Total Purchase Payments Greater Than $2,000,000

If, at the Annuitization Date, the total of all purchase payments made to the Contract is greater than $2,000,000, Universal Life may limit the annuity payment option to the longer of:

(1)	a Fixed Life Annuity with a 10 Year Term Certain; or

(2)	a Fixed Life Annuity with a Term Certain to Age 95.

Additionally, Universal Life may limit the amount that may be annuitized on a single life to $2,000,000. If the total amount to be annuitized is greater than $2,000,000, then for the purpose of Annuitization only, Universal Life may permit additional Annuitants to be named.

7.	Charges and Expenses

Charges that the Company deducts

We deduct a separate account charge equal to an annualized rate applied to the daily net assets of the Separate Account. The Company assesses this charge in return for bearing the costs associated with the contracts. As set forth in the Fee Table, this asset-based separate account charge is 1.45% annually for Universal VIA Generation Growth and 0.50% annually for Universal VIA Generation Growth ADV. This separate account charge is reflected in the unit values of each variable investment option (except for the 0.10% Puerto Rico tax charge, which Universal Life deducts on an annual basis). This asset-based separate account charge represents the sum of the following individual charges:

●	An operations charge

●	An administrative charge

●	A distribution charge

We may also deduct the following charges from your account value. If we deduct these charges from your variable investment options we reduce the number of units credited to your contract:

●	On each contract date anniversary the Contract Maintenance Fee, if applicable.

●	On an annual basis, the 0.10% Puerto Rico tax charge.

●	At the time you make certain withdrawals or surrender your contract — a withdrawal charge (if applicable).

●	Charge for third-party transfer or exchange.

●	Special services charges (if applicable).

●	Duplicate Annual and/or Quarterly Statement of Account or Annual Payout Statement charge (if applicable).

●	With respect to the Generation Growth ADV contract, where you have authorized advisory fees to be deducted from your account value.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

Separate account annual expenses

Operations charge. We deduct a daily charge from the net assets in each variable investment option to compensate us for operations expenses, a portion of which compensates us for mortality and expense risks. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Universal Life VIA Generation Growth series:

Generation Growth:	0.70%
Generation Growth ADV:	0.20%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

Administrative charge. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the Contract Maintenance Fee described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

Generation Growth:	0.40%
Generation Growth ADV:	0.10%

Distribution charge. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

Generation Growth:	0.25%
Generation Growth ADV:	0.10%

Account value charges

Contract Maintenance Fee. We will deduct a $50 dollar charge* on any contract date anniversary on which your account value is less than $100,000. This charge is intended to compensate us for the cost of providing administrative services in connection with your contract.

We will deduct this charge from your value in the variable investment options on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge (as applicable) from amounts in the dollar cost averaging program (if any).

If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value.

Puerto Rico Tax Charge

Universal Life deducts on an annual basis from each variable account a Puerto Rico tax equal to 0.10% of the asset value of the variable account as of December 31 of each calendar year. This Puerto Rico Tax is payable to the Puerto Rico Treasury Department by Universal Life pursuant to Section 1023.01 of the P.R. Code.

Annual Charge:	0.10%

Transfer charge

Currently, we do not charge for transfers among investment options under the contract. In addition, we reserve the right at any time to establish restriction on excessive transfer activity.

Special service charge

We may deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Currently, we do not charge for these special services. Please note that we may discontinue some or all of these services without notice.

Wire transfer charge. We may charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

Express mail charge. We may charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

Duplicate contract charge. We may charge $35 for providing a duplicate copy of your contract. The charge for this service can be paid (i) using Duplicate contract charge a credit card acceptable to us, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

Check preparation charge. The standard form of payment for all withdrawals is direct deposit. If direct deposit instructions are not provided, payment will be made by check. Currently, we do not charge for check preparation, however, we reserve the right to impose a charge, which would be deducted from the amount you request following imposition of such a charge. We reserve the right to charge a maximum of $85.

Charge for third-party transfer or exchange

We may impose a $65 charge for each third-party transfer or exchange. Our waiver of this charge may be discontinued at any time, with or without notice. Absent this waiver, we deduct a charge for direct rollovers or direct transfers of amounts from your contract to a third party, such as in the case of a trustee-to-trustee transfer for an IRA contract, or if you request that your contract be exchanged for a contract issued by another insurance company. This charge will be deducted from the amount you request. We reserve the right to increase this charge to a maximum of $125.

Duplicate Annual and/or Quarterly Statement of Account or Annual Payout Statement charge. Currently, we do not charge for providing a duplicate copy of your Annual or Quarterly Statement of Account or Annual Payout Statement. However, we reserve the right to impose such a charge, regardless of whether you are enrolled in electronic delivery or whether the request is for an electronic or hard copy duplicate of the applicable document. Any such charge would be deducted from your account value in the variable investment options at the time of the request on a pro rata basis.

Withdrawal charge

A withdrawal charge applies in three circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, (2) if you surrender your contract to receive its cash value or (3) if you annuitize your contract and elect a non-life contingent annuity option. For more information about the withdrawal charge if you select an annuity payout option, see “Annuity payment options” in “Accessing Your Money”.

The withdrawal charge equals a percentage of the contributions withdrawn even if the account value is less than total net contributions.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

Withdrawal charge as a % of contribution for each year following the contribution
	1	2	3	4	5	6	7
Generation Growth	7%	7%	6%	6%	5%	3%	0%(1)
Generation Growth ADV	No Withdrawal Charge

(1)	Charge does not apply in the 7th and subsequent years following contribution.

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as “year 1,” and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges, and/or taxes if applicable, is also subject to that same withdrawal charge percentageWe deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

The VIA Generation Growth ADV version of this contract does not include a withdrawal charge.

The withdrawal charge does not apply in the circumstances described below.

10% free withdrawal amount. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined when purchase payments are deposited into the contract. The 10% free withdrawal amount is not cumulative, meaning that any portion of the 10% free withdrawal amount not withdrawn during a contract year may not be withdrawn during the next contract year. The 10% free withdrawal amount does not apply if you surrender your contract.

Withdrawal charge waiver for Company employees and certain others.

The following contract ownership types may withdraw all or a portion of the Account Value free of withdrawal charges:

●	Contracts held by employees of the Company (or jointly owned by such employee and a joint owner); and

●	Contracts held by employees and registered representatives of unaffiliated broker-dealers that have entered into selling agreements with Universal Financial Services, Inc. (or jointly owned by such employee/registered representative and a joint owner); and

●	Contracts held by employees of business partners of the Company that have been designated by the Company (or jointly owned by such employee and a joint owner).

NURSING CARE AND TERMINAL CONDITION WITHDRAWAL OPTIONS

HOSPITAL – An institution which 1) is operated pursuant to the laws of the jurisdiction in which it is located, 2) operates primarily for the care and treatment of sick and injured persons on an inpatient basis, (3) provides 24-hour nursing service by or under the supervision of registered graduate professional nurses, 4) is supervised by a staff of one or more licensed physicians and 5) have medical, surgical and diagnostic facilities or access to such facilities.

NURSING FACILITY – A facility which:

1)	is operated pursuant to the laws of the jurisdiction in which it is located,

2)	provides care prescribed by a physician and performed or supervised by a registered graduate nurse on a 24 hour basis, or provides care designed essentially to help a person with the activities of daily living which does require the continuous attention of trained medical or paramedical personnel, and 3) is not, other than incidentally, a hospital, a home for the aged, a retirement home, a rest home, a community living center or a place mainly for the treatment of alcoholism, mental illness, or drug abuse.

PHYSICIAN – A doctor of Medicine or Doctor of Osteopathy who is licensed as such and operating within the scope of the license.

TERMINAL CONDITION – A condition resulting from an accident or illness which, as determined by a physician, has reduced life expectancy to not more than 12 months, despite appropriate medical care.

If contract owner(s) (annuitant(s) if the owner is not a natural person) has been 1) confined in a hospital or nursing facility for 30 consecutive days or 2) diagnosed as having a terminal condition and the confinement begins or diagnosis is made on or after the Issue Date, you may elect to withdraw all or a portion of the Account Value free of surrender charges. The minimum partial withdrawal under this option is $1,000. This option is available even during the contract years other partial withdrawal options were exercised.

For nursing care withdrawal, we must receive each partial withdrawal or surrender request and proof of eligibility with each request no later than 90 days following the date that confinement has ceased, unless it can be shown that it was not reasonably possible to provide the notice and proof within the above time period and that the notice and proof were given as soon as reasonably possible. Additional documentation may be requested by our home office. However, in no event, except the absence of legal capacity, shall the notice and proof be provided later than one year following the date that confinement has ceased. Proof of confinement may be a treating physician’s statement or a statement from a hospital or nursing facility administrator. Systematic nursing care withdrawals are not permitted.

For a terminal condition withdrawal, we must receive each partial withdrawal or surrender request and the applicable proof of eligibility no later than one year following diagnosis of the terminal condition. Proof of a terminal condition is required only with the initial partial withdrawal request and must be furnished by the treating physician.

Fee-based expenses (Generation Growth ADV contracts only)

The fees and expenses of a fee-based program are separate from and in addition to the fees and expenses of the contract.

Please consult with your program sponsor for more details about your fee-based program. You should consider maintaining sufficient assets outside of this contract in order to pay advisory or custodial account expenses. Withdrawals from your Universal VIA Generation Growth ADV contract to pay those expenses will be treated like any other withdrawal.

Return of Premium Death Benefit Rider charge

If you elect the Return of Premium Death Benefit Rider, we will deduct a charge annually from each of your investment options on each contract date anniversary for which it is in effect. The charge is currently equal to 0.30% of the Return of Premium benefit base as of the day the charge is deducted. The maximum charge is 0.50%. For example, if the Return of Premium benefit base is $100,000 on the contract date anniversary, $300 ($100,000 * 0.30%) will be deducted from the account value. See “Return of Premium Death Benefit Rider” in “Benefits Available Under the Contract” for more information about this benefit base. If on any date other than the contract date anniversary your contract is surrendered or annuitized, a death benefit is paid, or the Return of Premium Death Benefit Rider is otherwise terminated, we will deduct a pro rata portion of the charge from your account value calculated from the beginning of the contract year to the date of termination, death or annuitization. The Return of Premium Death Benefit Rider charge is to compensate us for providing a death benefit at least equal to adjusted contributions.

This fee is deducted from the account value in the variable investment options on a pro rata basis on the contract date anniversary. If there is insufficient value or no value in the variable investment options, any remaining portion of the charge or the total charge will be deducted from amounts in the dollar cost averaging program.

We reserve the right to increase (up to the maximum charge) or decrease the fees for the Return of Premium Death Benefit Rider at any time beginning in the 3rd contract year. While any new fee will not generally be deducted until the next contract date anniversary, it will be effective from the beginning of the contract year in which the fee change occurred. You have a right to terminate the Return of Premium Death Benefit Rider upon notification of a fee increase. Once terminated, the Return of Premium Death Benefit Rider cannot be re-elected. You may only terminate the Return of Premium Death Benefit Rider from the fee change notification date to the business day before the fee change effective date. We will provide you a minimum of 30 days’ notice before a fee change will apply. The fee change notification date is the date the fee increase is declared and notification is sent to the contract owners. The fee change effective date is the date on which the new fee becomes effective and the new fee will be charged on a contract on the contract date anniversary that falls on or after this date. We may notify owners of a change in the fee during the first two contract years, but such change will not be effective any earlier than the first business day following the second contract date anniversary.

Please note that because the Return of Premium Death Benefit Rider charge is based on the Return of Premium Death Benefit Rider base rather than current account value, there is a risk that the deduction of this charge could cause the contract to terminate, particularly if the account value is low in comparison to the Return of Premium Death Benefit Rider base.

Charges that the Equitable Trusts deduct

The Trusts deduct charges for the following types of fees and expenses:

●	Management fees.

●	Operating expenses, such as trustees’ fees, independent public accounting firms’ fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

●	Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of the Trusts and/or shares of unaffiliated portfolios (collectively, the “underlying Portfolios”). The underlying Portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to this Prospectuses for the Trusts.

8.	Tax Information

Overview

It is intended that the Contract be treated as an “annuity contract” for federal income tax purposes. Universal Life will interpret and administer all sections of the Contract in accordance with United States Internal Revenue Code Section 72(s). Universal Life reserves the right to amend this Contract to comply with requirements set out in the U.S. Internal Revenue Code and Regulations and rulings there under, as they may exist from time to time.

Surrenders are calculated by use of the expected return multiples specified in Tables V and VI of Section 1.72-9 of the U.S. Treasury Regulations and calculated in accordance with the calculation methods made available by Universal Life, prescribed by such regulations and elected by the Contract Owner.

The following discussion summarizes the material Puerto Rico and United States federal tax considerations relating to the purchase, ownership and disposition of the Contract. This discussion does not intend to describe all the tax considerations that may be relevant to a particular person in light of that person’s particular circumstances and does not describe any tax consequences arising under the laws of any state, locality or taxing jurisdiction other than Puerto Rico and the United States.

The discussion assumes that the Contract is an annuity and endowment contract for purposes of the P.R. Code, and an annuity contract for purposes of the U.S. Internal Revenue Code. Universal Life will take all the necessary steps to ensure that the Contract is classified on a continued basis as an annuity and endowment contract for purposes of the P.R. Code, and an annuity contract for purposes of the U.S. Internal Revenue Code. However, there is no assurance that such classification will not be challenged by the Puerto Rico Treasury Department or the U.S. Internal Revenue Service, and, if challenged, that Universal Life will prevail. If the Contract is not classified as an annuity and endowment contract for purposes of the P.R. Code, and as an annuity contract for purposes of the U.S. Internal Revenue Code, the Owner of the Contract may be taxed currently on the earnings of his or her Contract, or may be considered the Owner of the underlying securities and taxed on its transfer by gift or death and on the earnings of the assets in the separate account underlying her or his Contract.

This discussion is based on the tax laws of Puerto Rico and the United States as in effect on the date of this Prospectus, as well as regulations, administrative pronouncements and judicial decisions available on or before such date and now in effect. All the foregoing is subject to change, which change could apply retroactively and could affect the continued validity of this summary. A prospective Owner of a Contract should be aware that Universal Life’s opinion is not binding on the Puerto Rico Treasury Department, any municipality or agency of Puerto Rico, the United States Internal Revenue Service or the courts. Accordingly, there can be no assurance that the opinions set forth herein, if challenged, would be sustained.

You should consult your own tax advisor as to the application to your situation of the tax considerations discussed in this Prospectus, as well as the application of any state, local, foreign or other tax.

This Contract is for sale to individuals who are Residents of Puerto Rico who intend to remain Residents of Puerto Rico prior to and during the Annuitization period.

A Contract owner who ceases to be a Resident of Puerto Rico should consult his/her tax advisor on the tax implications of not being a Resident of Puerto Rico. Benefits under the Contract paid to a Resident Contract owner who is not a resident of Puerto Rico may be subject to withholding under the P.R. Code.

The Contract is also for sale to trusts organized under the laws of Puerto Rico that: (i) form part of a qualified employees’ retirement plan, all of the participants of which are Residents of Puerto Rico, that is exempt under Section 1081.01 of the P.R. Code and described under Section 1022(i)(1) of the Employee Retirement Income Security Act of 1974, as amended, (hereinafter a “Qualified Trust”), or (ii) a trust that: (A) constitutes a grantor trust for purposes of the U.S. Internal Revenue Code and the P.R. Code, (B) all grantors, fiduciaries, trustees, beneficiaries and contingent beneficiaries of the trust are individuals who are Residents of Puerto Rico and intend to remain Residents of Puerto Rico prior to and during the Annuitization period, and (C) holds the Contract as an agent of one or more its grantors (hereinafter an “Agent Trust”). The tax considerations described herein are limited to those applicable to a Puerto Rico Resident, to a Qualified Trust, and to an Agent Trust. Please see “Glossary of Terms – Puerto Rico Resident or a Resident of Puerto Rico” for a discussion of the applicable requirements relating to residency in Puerto Rico. The Contract is also available for sales to a corporation, a limited liability company or a partnership organized under the laws of Puerto Rico. A non-natural person should consult its tax advisor in connection with the federal tax implications of their holding of a Contract since the contract may not be considered an annuity under the U.S. Internal Revenue Code.

Whether an individual is a Resident of Puerto Rico depends on the facts and circumstances of each individual, which may change from year to year. Similarly, whether a trust is a Qualified Trust, or an Agent Trust depends on the facts and circumstances of each trust, and may change from time to time. Each individual and trust should seek advice from its own tax counsel to assess if he or she is a Resident of Puerto Rico, or the trust is a Qualified Trust, or an Agent Trust.

Puerto Rico Taxation

Puerto Rico Income Tax Consequences

Universal Life obtained rulings from the Puerto Rico Secretary of the Treasury regarding the proper classification of the Contract under the P.R. Code (the “PR Tax Rulings”). The PR Tax Rulings were issued under the Puerto Rico Internal Revenue Code of 1994. as amended. Pursuant to Section 6091.04 of the P.R. Code, the PR Tax Rulings shall continue in effect to the extent issued under similar wording of law. This section on Puerto Rico Taxation follows the PR Tax Rulings to the extent issued under wording of law similar to the P.R. Code.

Individuals

A Puerto Rico Resident is generally subject to income taxes under the P.R. Code on its gross income from all sources. The P.R. Code provides for certain exclusions and exemptions.

Transfers among investment options

If permitted under the terms of the contract, you can make transfers among investment options inside the contract without triggering taxable income.

Taxation of nonqualified annuities

Contributions

You may not deduct the amount of your contributions to a nonqualified annuity contract.

Distributions from the Contract

Under the terms of the PR Tax Rulings the Contract will be classified as an annuity and as an endowment contract for purposes of the P.R. Code. For purposes of the P.R. Code, investments held by the separate account under the Contract will be considered as owned and shall constitute assets of Universal Life. Consequently, current accumulations of the earnings held in the separate account under the Contract will be taxable to Universal Life to the extent provided by the P.R. Code. The Contract Owner or its Beneficiary will be taxed on the accumulations of earnings under the Contract in the taxable year in which such earnings are considered to have been distributed under certain special rules of the P.R. Code.

For purposes of the P.R. Code, an “annuity” is generally defined as any amount, based on a computation with reference to life expectancy or mortality tables and payable over a period longer than one year, received in periodical installments, whether annually, semiannually, quarterly, monthly, or otherwise. Amounts distributed under the Contract as annuities for a taxable year should be included in the Annuitant’s gross income as ordinary income, except that any portion of the annual amount distributed in excess of three percent (3%) of the aggregate amount of the premiums paid will be excluded from gross income. Such exclusion from gross income will not be available once the aggregate amount excluded from gross income with respect such distributions equals the total amount of the premiums paid (the “3% Rule”). The amount excluded under the 3% Rule is not subject to the Alternative Basic Tax. See “Alternative Basic Tax” below.

Partial payments not distributed as annuities are excludable from gross income up to the point where the amounts distributed equal the total amount of premiums paid. The amount so excluded is not subject to the Alternative Basic Tax. See “Alternative Basic Tax” below. Any distributions in excess of the total amount of the premiums paid will be taxable as ordinary income.

Contract earnings

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

●	if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

●	if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

●	if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

●	if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a typical grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that the Company and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

Global Payments

The PR Tax Rulings confirm the general rule that any gain realized upon a distribution in full redemption or surrender of the Contract shall be treated as ordinary income.

However, the P.R. Code provides an exception to the preceding general rule. Pursuant to Section 1023.08 of the P.R. Code, at the election of the taxpayer, for taxable years commencing after December 31, 2018 amounts distributed under the Contract that must be included in gross income and qualify as a “Global Payment” may be treated as a long-term capital gain subject to the maximum fifteen percent (15%) income tax rate of Section 1023.02 of the P.R. Code. - For the fifteen percent (15%) income tax rate to be available the Contract Owner shall elect and agree in writing for the fifteen percent (15%) income tax to be withheld and remitted by Universal to the Puerto Rico Treasury Department. The term “Global Payment” is defined by Section 1023.08 of the P.R. Code and the PR Tax Rulings as amounts distributed during the same taxable year under the Contract. However, the PR Tax Rulings provide that such amount must be in full payment of the total fifteen percent (15%) balance payable under the Contract, and cancellation thereof. The long-term capital gain arising from a Global Payment is subject to the Alternative Basic Tax. See “Alternative Basic Tax” below.

It is not clear whether taxpayers other than individuals may avail of this special income tax rate on Global Payments. These taxpayers should consult their tax advisors.

Sale, Exchange or other Disposition of the Contract

Any sale or exchange of the Contract by the Contract Owner will be regarded as a sale or exchange under the P.R. Code that will give rise to ordinary gain or loss. Any loss generated will only be deductible if the Contract sold or exchanged has a refund feature (i.e., if the annuity guarantees some return of capital, or premiums paid, upon the death of the Annuitant). Recognition of gain or loss from the sale or exchange of the Contract may be subject to the exemptions and limitations discussed hereof.

Pursuant to P.R. Code Section 1034.04(b)(9) and the PR Tax Rulings no gain or loss should be recognized if a life, endowment or annuity insurance contract, including a contract issued by an insurance company organized under the laws of P.R. or a State of the United States, is exchanged for the Contract, or if total distributions from said insurance contracts are contributed to the Contract within the 60 days following the date of distribution. The PR Tax Rulings also provide that notwithstanding the non-recognition treatment on the exchange, any accrued income deferred as a consequence of the tax-free exchange will retain its character as ordinary income. Unless otherwise provided under regulations issued by the Puerto Rico Secretary of the Treasury, this non-recognition provision will not be available to the extent that such exchange or indirect transfer results in the transfer of property to a person that is a nonresident of Puerto Rico.

Pursuant to the PR Tax Rulings, for income tax purposes under the P.R. Code (i) a gift of the Contract by the Contract Owner shall be treated as a sale or exchange of the Contract, (ii) the Contract will not be considered a capital asset and any gain or loss resulting from the exchange or sale of the Contract will be treated as ordinary income or loss, (iii) gain or loss should be recognized on a gift of the Contract based on the cash Surrender Value of the Contract as of the date of the gift, and (iv) no gain or loss shall be recognized by the decedent’s estate or by his heirs as a result of the transfer of the Contract by reason of death of a Contract Owner.

The PR Tax Rulings also provide that, if upon death of the Contract Owner, the heir or Beneficiary of the Contract elects to receive a lump-sum payment under the Contract, he shall include in his gross income, as ordinary income, an amount equal to the excess of the amount received over the sum of (i) the adjusted basis of the heir or Beneficiary in the Contract, and (ii) any Death Benefit excludable from gross income.

However, any distribution considered a Global Payment under Section 1023.08 of the P.R. Code is includible in gross income as a long-term capital gain, and therefore, subject to the preferential 15% income tax rate, if elected by the taxpayer. Such distribution may be subject to the Alternative Basic Tax in the case of an individual owner or beneficiary. (See “Global Payments” above and “Alternative Basic Tax” below).

Pursuant to the PR Tax Rulings, if the heir or Beneficiary does not elect a lump sum distribution, the accumulated benefits will be taxable when distributed under the same income recognition rules that would have been applicable to the deceased Contract Owner, except that the heirs’ tax basis on the Contract shall be as described below.

The basis of a Contract acquired from the decedent by bequest, devise or inheritance after December 31, 2017, shall be the same basis it had at the time of death in the hands of the decedent.

Life Insurance Benefits

Life insurance benefits are generally excluded from gross income under Section 1031.01(b)(1) of the P.R. Code and are not subject to the Alternative Basic Tax. See “Alternative Basic Tax” below. The PR Tax Rulings provide that any amounts paid or payable upon death of the Contract Owner that exceeds the higher of:

(i)	the value of the Surrender Value Contract as of the time of death, or

(ii)	the premiums paid for or the cost of the Contract less amounts previously received by the Contract Owner that were excluded from gross income, shall be treated as amounts received under a life insurance contract that shall be excluded from gross income pursuant to Section 1031.01(b)(1) of the P.R. Code. Provided, however, that these amounts should be specifically designated as death payments for which the deceased Contract Owner did not have a non-forfeitable right to receive the payments while living.

Qualified Trusts

Pursuant to Section 1081.01 of the P.R. Code, a Qualified Trust is generally exempt from income taxation on earnings accumulated or distributed under the Contract or on any income realized from the sale or exchange of the Contract. Whether a trust is a Qualified Trust depends on the facts and circumstances of each trust, which may change from year to year. In addition, the exemption under Section 1081.01 of the P.R. Code is subject to certain exceptions. Each fiduciary of a trust should seek advice from its tax counsel to assess if the trust is a Qualified Trust, and if the exemption allowable under Section 1081.01 of the P.R. Code with respect to the Contract will not fall within one of the exceptions provided by the P.R. Code.

Agent Trusts

The grantor of an Agent Trust will be subject to income tax under the P.R. Code as if he or she were the direct Owner of the Contract under the rules discussed above. A trustee or fiduciary should review its trust documents and consult its own tax advisors in order to determine if the trust is an Agent Trust.

Alternative Basic Tax

The alternative basic tax (the “ABT”) provision of the P.R. Code applies to individuals having an ABT Net Income in excess of $25,000. The ABT tax rates for taxable years beginning after December 31, 2018, are: One percent (1%) if ABT Net Income is greater than $25,000 but not over $50,000; three percent (3%) if ABT Net Income is over $50,000 but not greater than $75,000; five percent (5%) if ABT Net Income is over $75,000 but not greater than $150,000; ten percent (10%), if ABT Net Income is over $150,000 but not over $250,000; and twenty four percent (24%), if the ABT Net Income exceeds $250,000. The ABT rates are not progressive. Once the taxpayer reaches the next level, all the ABT Net Income is subject to the higher ABT rate.

The ABT Net Income is the net taxable income subject to regular income tax, increased for certain items of otherwise exempt income, income subject to special tax rates, such as long-term capital gains and certain limitations on otherwise deductible items. An individual taxpayer subject to ABT shall pay the higher of the regular income tax or the ABT. Subject to certain limitations, the excess of the ABT over regular tax may be claimed as a credit in future taxable years, but only with respect to ABT paid in a year commencing before January 1, 2014 and taxable years commencing after December 31, 2018.

Puerto Rico Estate and Gift Tax Consequences

No estate of gift tax is imposed by the PR Code on transfers by reason of death, bequests or gifts occurring after December 31, 2017. Notwithstanding, these transfers are still subject to certain filing and other requirements.

Investor control issues

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Fortune VII Separate Account. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Fortune VII Separate Account. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. Future VII, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account.

Individual Retirement Annuity – Deductible and Nondeductible

This discussion pertains only to a Contract Owner who is an individual and elects to acquire the Contract as an individual retirement annuity (the “IRA”), as defined by Section 1081.02 of the P.R. Code, or as a nondeductible individual retirement account as defined by Section 1081.03 of the P.R. Code (the “Nondeductible IRA”), and is limited to the Puerto Rico income tax consequences thereof. If such election is made the Contract will be subject to all the requirements and limitations discussed below, and to those applicable to a Contract that is not an IRA. This discussion does not take into consideration the effect of any election or prepayment of income taxes that the Contract Owner may have carried out pursuant to the P.R. Code or any predecessor act. The Contract Owners should consult their own tax advisor as to the income tax effect of such prepayment or elections.

A Contract Owner may close the IRA, without any penalties except for any fees, by providing a written cancellation notification to Universal Life within seven (7) business days following the opening of the IRA or Nondeductible IRA. Such cancellation notification should be mailed to Universal Life so that it is postmarked (or certified or registered, if sent by certified or registered mail) no later than such seven (7) business day period.

Your right to cancel within a certain number of days

You can cancel any version of the Universal VIA Generation Growth series IRA contract (traditional IRA or Roth IRA) by following the directions in “Your right to cancel within a certain number of days” under “Purchasing the contract”. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the Departamento de Hacienda. A contract cancellation could have an unfavorable tax impact.

Individual Retirement Annuity – Deductible

The P.R. Code enables eligible individuals to make annual tax-deductible contributions to an IRA (the “IRA Contributions”) in order to provide for their retirement. The total amount of the permissible annual IRA Contributions is deductible by the Contract Owner in computing his or her taxable income for Puerto Rico income tax purposes for the year with respect to which the IRA Contributions are made. All retirement planning should be done on a long-term basis. The P. R. Code imposes penalties and restrictions in order to discourage or prevent using IRA Contributions for other purposes other than retirement.

Eligibility

A Contract Owner is eligible to qualify his/her Contract as an IRA if he or she has not attained the age of 75 years in the taxable year for which is making the IRA Contribution, and receives salaries and compensation, which includes, among other things, wages, salaries, professional fees, income from occupations, salesman’s commissions, tips or self-employment income. However, compensation does not include interest, dividends, rents, royalties, capital gains or other non-employment income. For married taxpayers filing a joint Puerto Rico income tax return, an IRA may be opened for each spouse, even if only one of the spouses receives qualified compensation.

Non-transferable and Non-forfeitable

A Contract Owner may not transfer ownership of his or her IRA without disqualifying it from tax-favored treatment, except to his or her former spouse as a result of a divorce decree or under a written instrument arising from a divorce. A Contract Owner has a fully vested interest in his or her IRA which is nonforfeitable.

Contributions and Deductions

The total permissible maximum annual contribution to an IRA is $5,000 for a taxable year (or such maximum annual contribution as may be allowed in any future taxable year), or a Contract Owner’s adjusted gross income received from salaries or the earnings attributed to professions or occupations, whichever is less. A married taxpayer who files a joint P.R. income tax return may contribute an additional $5,000 for a taxable year (or such maximum annual contribution as may be allowed in any future taxable year) to a separate IRA established by or for such Contract Owner’s spouse (even if said spouse derived no gross income from the above-mentioned sources) provided that their combined total contribution shall not exceed $10,000 for a taxable year, or the combined adjusted gross income received from salaries or the earnings attributed to professions or occupations, whichever is less. Such contributions are tax deductible for Puerto Rico income tax purposes, subject to the following limitations:

●	Excess IRA Contributions - If a Contract Owner contributes to an IRA an amount in excess of the maximum amount permissible and, the excess is not returned (along with the amount of net income attributable to such excess contribution) by no later than the deadline for the filing of such Contract Owner’s income tax return for the year with respect to which the excess IRA Contributions were made (including any applicable extension of the time for filing), the entire balance of such IRA will be deemed to have been distributed to such Contract Owner. The amount of an IRA treated as distributed will be subject to the “Distribution” and “Premature Distribution” rules described herein.

●	No IRA Contributions Permitted in Taxable Year in which a Contract Owner Attains 75 Years of Age - No IRA Contributions may be made to an IRA for the taxable year in which a Contract Owner attains 75 years of age or thereafter.

●	Deadline for IRA Contributions - IRA Contributions by a Contract Owner for a given taxable year must be made no later than the date prescribed by law for such Contract Owner to file his or her Puerto Rico income tax return for that year (including any applicable extension to the time for filing).

●	Investments in Life Insurance Not Permitted - That part of the IRA Contributions invested by the IRA in life insurance contracts shall not be deductible.

Distributions

The distribution to a Contract Owner of the entire balance accrued in an IRA must be made, or commenced to be made by, no later than the end of the year in which such Contract Owner reaches 75 years of age. Such distribution must occur at least at a minimum prescribed rate, as further described below.

●	Tax Treatment upon Distributions - Amounts distributed under the Contract shall be taxed under the rules applicable to a Contract that is not an IRA, except that the premiums paid for purposes of determining the cost to be recovered under the Contract shall be increased by the share of income distributed out of the Contract which is exempt from Puerto Rico income taxes. Premiums paid shall be excluded in the computation of cost to be recovered under the Contract.

●	Distribution for Purchase or Construction of First Principal Residence - Notwithstanding the preceding, the Puerto Rico income taxation on certain distributions from an IRA shall be deferred if a Contract Owner uses the amount distributed for the purchase or construction of such Contract Owner’s first principal residence and complies with the applicable requirements of the P.R. Code and the regulations issued thereunder as provided in Section 1081.02(d)(6) of the P.R Code.

●	Form of Distributions - The Contract Owner’s total interest in an IRA must be distributed on or before the closing of the taxable year in which he or she attains 75 years of age, unless such total interest distributed in periodic payments in such taxable year over; (i) the life of such Contract Owner or the lives of such Contract Owner and his or her spouse, or (ii) during a period that shall not extend beyond the life expectancy of such Contract Owner or the joint life expectancy of such Contract Owner and his or her spouse. If a Contract Owner does not choose a method of distribution on or before the closing of the taxable year in which he or she attains 75 years of age, the entire balance of a Contract Owner’s IRA will be distributed in a lump sum payment by the end of the taxable year in which he or she attains 75 years of age.

●	Death of a Contract Owner - Upon a Contract Owner’s death, the entire balance of such Contract Owner’s IRA must be distributed to such Contract Owner’s Beneficiary or beneficiaries within a period of five (5) years from the death of such Contract Owner. Notwithstanding this, if (i) a Contract Owner elected to receive distributions from such Contract Owner’s IRA over a fixed term permitted by the P.R. Code and, (ii) such distributions have commenced, the distributions will continue as scheduled. The same rule applies at the death of the surviving spouse of a Contract Owner with respect to his or her beneficiaries if distributions to the surviving spouse have commenced pursuant to Section 1081.02(b)(3) of the P.R Code.

Any distribution to a Contract Owner’s Beneficiary, upon the death of such Contract Owner, is subject to Puerto Rico inheritance rules and other applicable laws and regulations. However, following the Puerto Rico Supreme Court judgment in Maria Cotto Torres v. Universal Life Insurance Company and Angel Miguel Rivera Rohlsen, CC_2017-862, Universal will distribute such amounts to the beneficiary designated by the Contract Owner, if any.

●	No Capital Gains Treatment - A lump sum distribution from a Contract Owner’s IRA is not eligible for capital gains treatment for Puerto Rico income tax purposes. However, Contract Owners should consult their own tax counsel to determine if a lump sum distribution from a Contract Owner’s IRA may qualify for the long-term capital gain treatment for Global Payment under Section 1023.08 of the P.R. Code.

Premature Distributions

Early Distribution Penalty - Distributions from a Contract Owner’s IRA may be made at any time but any actual or deemed distribution to the Contract Owner for whose benefit such account was established, is made before such Contract Owner attains 60 years of age is generally subject to a ten percent (10%) penalty on the amount includable in gross income, or fifteen percent (15%) for Contracts Owner who elected prepayment of earnings under P.R. Code Section 1023.23, unless the distribution is on account of:

(i)	a Contract Owner’s disability (as defined in the P.R. Code);

(ii)	a Contract Owner’s unemployment;

(iii)	the need of funds to cover the expenses of a Contract Owner’s direct dependents in connection with their university studies;

(iv)	the purchase or construction of a Contract Owner’s first principal residence (subject to compliance with certain requirements of the P.R. Code);

(v)	the repair or reconstruction of a Contract Owner’s principal residence as a result of fire, hurricane, earthquake or other fortuitous cause;

(vi)	the acquisition of a computer for a dependent of the Contract Owner within the second degree of consanguinity who is pursuing a university or lower level degree, up to an amount of $1,200 and only once every six (6) years;

(vii)	the treatment of severe, chronic, degenerative and terminal disease of a family member up to the fourth degree of consanguinity and second degree of affinity;

(viii)	the avoidance of the imminent foreclosure or delay in the mortgage payments, including refinancing, of the Contract Owner’s principal residence due to loss of his employment or substantial reduction of income, up to the greater of fifty percent (50%) of the amount in the Contract or $20,000 (subject to the submission of evidence of need, circumstances and uses).

(ix)	up to the maximum amount of twenty thousand (20,000) dollars, for the purchase of an efficient and environmental friendly renewal energy system for the Contract Owner’s residence, that is, every equipment or personal property, or combination of the same, that produces energy from renewable sources, such as, solar, wind, geothermal, oceanic, hydroelectric energy, or renewable fuels, without including fossil fuels. This withdrawal may be carried out once every ten (10) years; or

(x)	the payment of child support past due for six month or more.

In addition, the Early Distribution Penalty shall not apply if the amount distributed is transferred by a Contract Owner to another IRA of such Contract Owner in a Rollover Contribution (as defined below) within 60 days of such Contract Owner’s receipt of the distribution, or if the amount distributed may be excluded from gross income. Regulation Article 1081.02(g)-1(a) states that the Early Distribution Penalty shall be imposed on a distribution to the “individual for whose benefit the account was established”. From this wording it can be reasonably interpreted that a distribution by reason of beneficiary death should not subject to the penalty as the distribution is not one made to the deceased beneficiary. This interpretation should be consulted with your tax counsel.

Withholding of the Early Distribution Penalty - The ten percent (10%) or fifteen percent (15%) penalty will be withheld from a distribution unless a Contract Owner provides the required evidence to Universal Life that the distribution is exempt from the penalty.

Special Prepayment Election and Increased Early Distribution Penalty. Under P.R. Code Section 1023.23 an Owner of a Contract that qualifies as an IRA may elect to prepay a tax equal eight percent (8%) of the accumulated balance in the Contract that would be includable in gross income upon actual or deemed distribution. The prepayment must have been made on or before April 30, 2015. The prepayment shall have the effect of increasing Owner’s tax basis in the Contract for an amount equal to the unrealized appreciation for which the special tax of eight percent (8%) was paid. The Early Penalty Distribution rate discussed above is increased from ten percent (10%) or fifteen percent (15%) with respect to a distribution from a Contract for which an election under P.R. Code Section 1023.23 was made or an amount rolled over from such Contract. In the computation of the amount of gross income subject to the penalty, the increase in tax basis attributable to the election under P.R. Code 1023.23 shall be ignored.

Spousal continuation

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

Payments to a beneficiary after your death

IRA death benefits are taxed the same as IRA distributions.

IRA May Not Be Used as Collateral.

A Contract Owner’s interest in an IRA or in assets held in such IRA may not be used as security for a loan, and any amount so utilized shall be deemed to have been distributed to such Contract Owner and may be subject to the ten percent (10%) or fifteen percent (15%) penalty for premature distributions described above.

No Policy Loans

If a Contract Owner borrows any sum of money under, or using said contract during any taxable year, the Contract shall cease to be an IRA as of the first day of said taxable year, and the Contract Owner shall include in his gross income for said year a sum equal to the fair market value of said policy on the first day of said year and may be subject to the ten percent (10%) or fifteen percent (15%) penalty for premature distributions described above.

Rollover Distribution

Amounts distributed from an IRA established by a Contract Owner or from a pension, profit-sharing or stock bonus plan described in Section 1081.01 of the P.R. Code (the “Qualified Plan”) may be transferred to another IRA established by such Contract Owner, (these IRA Contributions being referred to as “Rollover Contributions”) in an amount not greater than the maximum amount described above. A Rollover Contribution is, however, not tax-deductible for the year with respect to which such Rollover Contribution is made. If a Rollover Contribution is made by a Contract Owner who received the amount involved as a distribution from another IRA of such Contract Owner or a Qualified Plan, the transfer must be made not later than 60 days of the receipt of the distribution. If the transfer is made, but not on a timely basis, the transfer may well result in an excess IRA Contribution as referred to under the “Excess IRA Contributions” section above with the adverse consequences which pertain to excess IRA Contributions. Only one transfer from one IRA to another IRA can be made in any one-year period ending on the date of receipt of the distribution being transferred.

The Contract Owner should consult his or her tax counsel since to the extent that the Contract is treated as an endowment contract for purposes of the P.R. Code a Rollover Contribution to the Contract may not be allowed.

An individual retirement account maintained under the United States Internal Revenue Code of 1986, as amended, is generally not an IRA under the P.R. Code to or from which assets of a Puerto Rico IRA may be transferred.

Required Filings

A Contract Owner must report annually the IRA Contributions on such Contract Owner’s Puerto Rico income tax return in order to qualify for the Puerto Rico income tax deduction and benefits of an IRA.

Taxation of the IRA

A Contract Owner is not subject to Puerto Rico income taxes on the income generated by the assets held in an IRA until a distribution is made or treated as made under the P.R. Code. An IRA may be subject to tax on its unrelated business income under P.R. Code Section 1102.01.

Non-deductible Individual Retirement Account

A Non-deductible IRA is an IRA that is designated as such when established, but to which certain special rules apply.

Contributions

No deduction will be allowed to the Contract Owner with respect to contributions to a Non-deductible IRA. In addition, the annual non-deductible contribution to a Non-deductible IRA; (i) must be made by the due date of the income tax return (including extensions) of the taxable year for which the contribution is made; (ii) is limited to the annual limitation amount applicable to a deductible IRA, but reduced by the amount of contributions for the taxable year made to all other IRAs (other than non-deductible IRAs) maintained for the benefit of the Contract Owner, and (iii) may be made after the Contract Owner has reached age 75.

Distributions

A Qualified Distribution from a Nondeductible IRA may be excluded from the Contract Owner’s gross income and, therefore, will not be subject to Puerto Rico income taxes. A Qualified Distribution is defined as a distribution that is; (i) made on or after the date on which the Contract Owner reaches the age of 60, (ii) made to a Beneficiary by reason of death of the Contract Owner, or (iii) a Premature Distribution not subject to the Early Distribution Penalty (see previous discussion of Premature Distributions). In addition, a Nondeductible IRA is not subject to the mandatory age distribution provision applicable to a Deductible IRA.

A distribution that is not a Qualified Distribution must be included in the gross income to the extent that it exceeds the basis of the Contract Owner in the Nondeductible IRA. Generally, for these purposes, the tax basis of the Contract Owner shall consist of the contributions to the nondeductible IRA, plus Qualified Rollovers (as defined below) and tax-exempt income earned thereon. A distribution that is not a Qualified Distribution may be subject to Premature Distribution penalty (See “Premature Distributions”).

Rollover Contributions

A distribution may be rolled over to a Nondeductible IRA only if the rollover is a “Qualified Rollover”. A Qualified Rollover is generally defined as: (i) a rollover from an IRA or another Nondeductible IRA to a Nondeductible IRA, provided that it meets the criteria applicable to rollovers to a Deductible IRA without taking in consideration the limitation related to rollover of distributions received within the preceding year (see above discussion Rollover Distributions); (ii) a rollover within the following 60 days of receiving the entire distribution from a retirement plan qualified under Section 1081.01 of the P.R. Code but only if such distribution is a total distribution within a single taxable year by reason of separation from service of the employee; and (iii) a rollover of the balance of the savings account of participants in the Retirement Saving Account Program created under Act 447 of 1951 but only if such rollover meets the requirements of Article 3-109(B)(5) of such Act 447.

Amounts distributed by a Deductible IRA or a retirement plan qualified under Section 1081.01 of the P.R. Code may not be excluded from gross income by reason of been rolled over into a Nondeductible IRA and shall generally be considered distributed and includible in Gross Income, as defined by Section 1081.03(d)(4)(A)(i). However, the penalty shall not apply to a Premature Distribution transferred to a Nondeductible IRA pursuant to a Qualified Rollover.

Collateral

A Contract Owner’s interest in a Nondeductible IRA or in assets held in such IRA may not be used as security for a loan, and any amount so utilized shall be deemed to have been distributed to such

Contract Owner and may be subject to the Early Distribution Penalty For Premature Distributions described above.

Taxation of Distributions by Reason of Disaster Declared by the Governor of Puerto Rico

Pursuant to Section 1081.02(d)(1) of the P.R. Code and subject the terms established by the Secretary in response to a disaster declaration by the Governor of Puerto Rico the first ten thousand ($10,000) dollars paid or distributed to cover Eligible Expenses from a Deductible IRA’s may be excluded from gross income, and any distribution in excess of the first ten thousand ($10,000) dollars excluded from gross income but not exceeding one hundred thousand ($100.000) dollars will be subject to a special tax of ten (10) percent, in lieu of any other tax, including the ABT. The amount distributed shall be determined on an aggregate basis considering all distributions from Deductible IRAs and qualified employees’ retirement plans. For the special tax to apply the ten (10) percent tax, will be required to withheld at source. Under Section 1081.01(b)(1)(D)(v)(II) the term “Eligible Expenses” is broadly defined as expenses, either ordinary or extraordinary, incurred by an individual, spouse, ascendants, and/or descendants, to compensate for any loss or damage, and/or to cover basic needs suffered as a result of natural disaster. The Secretary is authorized to establish by regulation, administrative determination, circular letter or information bulletin of general application the documents that the participant or beneficiary must submit in connection with a disaster distribution.

The above treatment is afforded under Section 1081.02(d)(1) of the P.R. Code. Section 1081.02(d)(5) provides that the treatment under Section 1081.02(d)(1) shall not apply to an individual retirement annuity. On the other hand, Section 1081.02(d)(1)(J)(v) includes insurance companies as entities that may be subject to the distribution procedures to be prescribed by the Secretary with respect to the above special treatment. You should consult your tax counsel in relation to the application of the above treatment to Contracts qualified as an individual retirement annuity under the P. R. Code.

Certain ERISA Considerations

A fiduciary of a pension, profit- sharing, retirement, or other employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (each such plan, a “Plan”), should consider the fiduciary standards under ERISA in the context of the Plan’s particular circumstances and consult with its counsel before authorizing an investment of such Plan’s assets in a Contract.

Tax Changes

The foregoing tax information is based on our understanding of U.S. and Puerto Rico tax laws. It is NOT intended as tax advice. All information is subject to change without notice. Furthermore, the determination whether the Contract qualifies as an annuity and endowment contract under the P.R. Code and as an annuity under the U.S. Internal Revenue Code depends on Universal Life continued compliance with the applicable provisions of the P.R. Code and the U.S. Internal Revenue Code relating to the classification of a particular instrument as an annuity or endowment contract.

Impact of taxes to the Company

The contracts provide that we may charge Fortune VII Separate Account for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

9.	More Information

About Universal Life Separate Account Fortune VII

Each variable investment option is a subaccount of Fortune VII Separate Account. We established Fortune VII Separate Account under special provisions of the Puerto Rico Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Fortune VII Separate Account and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Fortune VII Separate Account that represent our investments in Fortune VII Separate Account or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Fortune VII Separate Account assets in any investment permitted by applicable law. The results of Fortune VII Separate Account operations are accounted for without regard to the Company’s other operations. The amount of some of our obligations under the contracts is based on the assets in Fortune VII Separate Account. However, the obligations themselves are obligations of the Company.

Income, gains, and losses credited to, or charged against, the Separate Account reflect theSseparate Account’s own investment experience and not the investment experience of the Company’s other assets, and the assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the contracts.

Fortune VII Separate Account is registered under the Investment Company Act of 1940 and is registered and classified under that act as a “Unit Investment Trust.” The SEC, however, does not manage or supervise the Company or Fortune VII Separate Account. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Fortune VII Separate Account invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)	to add variable investment options to, or to remove variable investment options from, Fortune VII Separate Account, or to add other separate accounts;

(2)	to combine any two or more variable investment options;

(3)	to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)	to operate Fortune VII Separate Account or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Fortune VII Separate Account or a variable investment option directly);

(5)	to deregister Fortune VII Separate Account under the Investment Company Act of 1940;

(6)	to restrict or eliminate any voting rights as to Fortune VII Separate Account;

(7)	to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)	to close a variable investment option to transfers and contributions; and

(9)	to add variable investment options and to limit the number of variable investment options which you may elect.

If the exercise of these rights results in a material change in the underlying investment of Fortune VII Separate Account, you will be notified of such exercise, as required by law.

About the Equitable Trusts

The Trusts are registered under the Investment Company Act of 1940. They are classified as “open-end management investment companies,” more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or “loads” for buying and selling their shares. All dividends and other distributions on the Trusts’ shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust’s shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, and other aspects of its operations, appears in the prospectuses for each Trust, or in their respective SAIs, which are available upon request. See also Appendix “Portfolio Companies Available Under the Contract”.

About the general account

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract’s account value or any guarantees or benefits with which the contract was issued. The Company is solely responsible to the contract owner for the contract’s account value and such guarantees and benefits. The general obligations and any guarantees or benefits under the contract are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its statutory basis financial statements and/or check its current rating with AM Best or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Puerto Rico Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a “covered security” under the federal securities laws.

The disclosure with regard to the general account is subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

Dates and prices at which contract events occur

Our “business day” is generally any day the NYSE is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the SEC. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

●	If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

—	on a non-business day;

—	after 4:00 p.m. Eastern Time on a business day; or

—	after an early close of regular trading on the NYSE on a business day.

●	If your recurring transaction is set to occur on the same day of the month as the contract date and that date is the 28th, 29th, 30th, or 31st of the month, then the transaction will occur on the 1st day of the next month.

Contributions and transfers

●	Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

●	Transfers to or from variable investment options will be made at the unit value next determined after receipt of the transfer request.

About your voting rights

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

●	the election of trustees; or

●	the formal approval of independent public accounting firms selected for each Trust; or

●	any other matters described in this Prospectus for each Trust or requiring a shareholders’ vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to the Company’s separate accounts in connection with the Company’s variable annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. The affiliated Trust also sells its shares to the trustee of a qualified plan for the Company. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board’s response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

Fortune VII Separate Account voting rights

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

Changes in applicable law

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

Statutory compliance

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of the Company. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

About legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings, including those detailed immediately below, would be considered material with respect to a contract owner’s interest in Fortune VII Separate Account, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, the ability of the Distributor to perform its contract with the Separate Account, or our ability to meet our obligations under the contracts.

In 2017, the Company entered into a reinsurance agreement (the “Agreement”) with PB Life and Annuity Co. Ltd. (“PBLA”), a member of the Global Growth family of companies that was founded and is ultimately owned by Greg Lindberg. Pursuant to the Agreement, PBLA agreed to reinsure liabilities with respect to certain fixed annuity contracts (“PBLA Annuity Contracts”) sold by the Company (the reinsured contracts do not include the contracts described in this prospectus). The Agreement required PBLA to keep these assets invested in certain types of ‘qualifying assets’ in compliance with Puerto Rico law and other requirements. PBLA failed to do so. The Company, consequently, stopped ceding new business under the Agreement to PBLA and initiated contractual and other legal proceedings, including arbitration, to secure the amounts backing the statutory reserves for the PBLA Annuity Contracts.

To date, an arbitration panel ruled in the Company’s favor, requiring that $524 million be paid into a trust for the benefit of the Company. This arbitration award was confirmed by U.S. Courts. See PB Life & Annuity Co. v. Universal Life Ins. Co. (S.D.N.Y., July 30, 2020). In addition, the Company has obtained judgements against Mr. Lindberg, finding him legally responsible, in addition to PBLA, for the payment of the arbitration award. The Supreme Court of Bermuda appointed Deloitte LTD, Bermuda, as provisional receiver for the PBLA operations.

On August 30, 2022, the U.S. Securities and Exchange Commission (the “SEC”) filed a complaint in federal court in North Carolina charging Mr. Lindberg and others with defrauding clients in violation of the Investment Advisers Act of 1940. The Company is identified as one of PBLA’s clients.

On September 19, 2022, the Durham County Superior Court ordered a mediation process among all parties in controversy, the Bermuda companies, the North Carolina rehabilitator and the Owner and his entities. Settlement discussions started on November 2, 2022 and continue to date. Notwithstanding, on December 30, 2022 ULICO received a partial payment of $25 million.

Subsequently, an agreement was reached with the Owner for which the economic benefits of preferred stocks, plus accrued preferred returns, of AAPC, currently held in an independent trust for approximately $260 million, were assigned to ULICO. By the end of September 2023, ULICO received additional cash amounting to $11.1 milion as part of the monetization efforts.

Management remains confident about a positive outcome derived from the combination of the disposition of assets in the trust, PBLA general account assets and its legal strategy to execute the guarantees provided under the reinsurance transaction. No impairment in the investment held by the Company is foreseen as of the date these financial statements are issued. Additional information on these matters continues to be included in the Notes to the Company’s statutory basis financial statements.

Financial statements

The statutory basis financial statements of the Company and the Separate Account are in the SAI. These statutory basis financial statements of the Company have relevance to the contracts only to the extent that they bear upon the ability of the Company to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office at annuities@universalpr.com or by calling 787-706-7095.

Transfers of ownership, collateral assignments, loans and borrowing

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office. You may also add an owner to your contact if the new owner is younger than the original owner and your contract had only one owner when issued.

Following a change of ownership, the existing beneficiary designations will remain in effect until the new owner provides new designations.

In general, you cannot assign or transfer ownership of an IRA or QP contract. Loans are not available and you cannot assign IRA or QP contracts as security for a loan or other obligation.

Loans are not available under Universal VIA Generation Growth contracts.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third-party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted. You must indicate that you have not purchased, and will not purchase, any other NQ deferred annuity contract issued by us or our affiliates in the same calendar year that you purchase the contract. Collateral assignments are not available after any annuity payout is elected. Collateral assignments must be removed before an annuity payout is elected.

Following a collateral assignment, all withdrawals, distributions and payments are subject to the assignee’s prior approval and payment directions. We will follow such directions until the Company receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated.

In some cases, an assignment or change of ownership may have adverse tax consequences. See “Tax information.”

Distribution of the contracts

The contracts are distributed by Universal Financial Services, Inc. (the “Distributor”). The Distributor serves as principal underwriter of Fortune VII Separate Account. The offering of the contracts is intended to be continuous.

The Distributor is an affiliate of the Company. The Distributor is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor also acts as distributor for other life and annuity products we issue.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributor or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see “Fee Table” and “Charges and Expenses.”

The Company pays compensation to selling broker-dealers based on contributions made on the contracts sold (“contribution-based compensation”). The contribution-based compensation will generally not exceed 7.0% of total contributions. Selling broker-dealers, in turn, may pay a portion of the contribution-based compensation received to the financial professional making the sale. The compensation paid by the Distributor varies among financial professionals and among Selling broker-dealers.

The Selling broker-dealer, not the Distributor, determines the compensation paid to the Selling broker-dealer’s financial professional for the sale of the contract. Therefore, you should contract your financial professional for information about the compensation he or she receives and any related incentives, as described immediately below.

For Generation Growth ADV contracts:

With respect to Generation Growth ADV contracts, the Company does not pay commissions to the Financial Intermediary that sold you the contract and that provides advisory services with respect to your contract. This practice reflects the fact that such Financial Intermediaries already receive compensation, in the form of the advisory fee.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company’s products, the Distributor may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as “compensation enhancements”). The Distributor also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain of our contracts exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company’s contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker- dealers.

Appendix: Portfolio Companies Available Under the Contract

The following is a list of Portfolio Companies available under the contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://equitable-funds.com. You can request this information at no cost by calling 787-706-7095 or by sending an email request to annuities@universalpr.com

The current expenses and performance information below reflect fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

			Average Annual Total Returns
	Portfolio Company - Investment Adviser;	Current	(as of 12/31/2023)
Type	Sub Adviser(s), as applicable	Expenses	1 year	5 year	10 year
Asset Allocation	EQ/Moderate Allocation	1.11%	12.31%	5.76%	4.17%
Asset Allocation	EQ/GS Moderate Growth Allocation	1.15%	13.97%	5.55%	NA
Asset Allocation	EQ/GS Growth Allocation	1.15%	17.62%	NA	NA
Asset Allocation	EQ/Conservative Allocation	1.00%	8.02%	2.60%	2.15%
Asset Allocation	EQ/Moderate-Plus Allocation	1.13%	15.36%	8.10%	5.67%
Asset Allocation	EQ/AB Dynamic Moderate Growth	1.13%	12.96%	5.50%	4.15%
Asset Allocation	EQ/Aggressive Allocation	1.18%	18.37%	10.23%	7.07%
Equity	EQ/JPMorgan Value Opportunities	0.96%	10.90%	14.17%	10.12%
Equity	EQ/Fidelity Institutional AM® Large Cap	0.87%	31.38%	16.55%	NA
Equity	EQ/Large Cap Growth Index	0.73%	41.54%	18.63%	14.02%
Equity	EQ/Equity 500 Index	0.54%	25.57%	15.03%	11.37%
Equity	EQ/Large Cap Value Index	0.74%	10.71%	10.15%	7.66%
Equity	1290 VT Socially Responsible – Equitable IMG	0.92%	27.50%	15.12%	11.32%
Equity	EQ/Mid Cap Index	0.65%	15.77%	11.88%	8.54%
Equity	1290 VT Small Cap Value – Equitable IMG	1.17%	5.79%	12.69%	NA
Equity	EQ/Small Company Index	0.64%	16.72%	10.06%	7.01%
Equity	1290 VT Micro Cap – Equitable IMG	1.15%	7.62%	11.41%	NA
Equity	EQ/Invesco Global	1.10%	33.79%	11.76%	7.95%
Equity	1290 VT Smart Beta Equity – Equitable IMG	1.10%	16.49%	11.53%	8.52%
Equity	EQ/MFS International Growth	1.10%	14.52%	9.28%	6.12%
Equity	EQ/Emerging Markets Equity PLUS	1.20%	10.34%	4.02%	1.86%
Equity	EQ/International Equity Index	0.72%	19.04%	8.10%	3.69%
Equity	EQ/Franklin Rising Dividends	0.87%	12.13%	13.88%	NA
Equity	EQ/AB Sustainable U.S. Thematic	1.00%	20.56%	NA	NA
Equity	EQ/American Century Mid Cap Value	1.00%	5.98%	10.88%	NA
Equity	EQ/Janus Enterprise	1.05%	17.01%	13.08%	7.62%
Equity	EQ/AB Small Cap Growth	0.93%	17.70%	10.59%	7.78%

			Average Annual Total Returns
	Portfolio Company - Investment Adviser;	Current	(as of 12/31/2023)
Type	Sub Adviser(s), as applicable	Expenses	1 year	5 year	10 year
Specialty	1290 VT Real Estate – Equitable IMG	0.90%	9.46%	2.74%	3.61%
Specialty	Multimanager Technology – Equitable IMG	1.24%	49.53%	19.07%	16.18%
Specialty	EQ/MFS Technology	1.14%	54.10%	17.38%	NA
Specialty	EQ/MFS Utilities Series	1.05%	-2.36%	8.01%	NA
Specialty	EQ/Wellington Energy	1.19%	5.99%	3.78%	NA
Specialty	EQ/Invesco Global Real Assets	1.16%	10.08%	5.45%	NA
Specialty	EQ/T. Rowe Price Health Sciences	1.20%	3.99%	9.94%	NA
Specialty	1290 VT Natural Resources – Equitable IMG	0.90%	1.17%	10.31%	2.80%
Fixed Income	1290 VT High Yield Bond – Equitable IMG	1.03%	12.39%	4.73%	3.76%
Fixed Income	EQ/Intermediate Government Bond	0.64%	3.87%	0.39%	0.56%
Fixed Income	EQ/AB Short Duration Government Bond	0.77%	4.35%	1.11%	0.60%
Fixed Income	EQ/PIMCO Ultra Short Bond	0.88%	5.56%	1.61%	1.25%
Fixed Income	EQ/All Asset Growth Allocation	1.25%	14.15%	7.70%	5.27%
Fixed Income	EQ/PIMCO Total Return ESG	0.87%	5.63%	1.11%	NA
Fixed Income	EQ/PIMCO Global Real Return	2.36%	4.09%	1.62%	2.49%
Cash Equivalent	EQ/Money Market	0.69%	4.47%	1.48%	0.90%

Appendix: Rules Regarding Contributions To Your Contract

The following tables describes the contribution rules. For jointly-owned contracts, the maximum contribution ages specified in this appendix refer to the age of the older joint owner.

Contract Type	Non Qualified

	Generation Growth	Generation Growth ADV
Issue Ages	0-85	0-85
Minimum initial contribution amount	$10,000	$25,000
Minimum subsequent contribution amount (if permitted)	$100	$100
	$100 monthly under the automatic investment program
	$300 quarterly under the automatic investment program
Source of contributions	After-tax money paid to us by check or transfer of Contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.

We also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

Contract Type	Traditional IRA

	Generation Growth	Generation Growth ADV
Issue Ages	0-85	0-85
Minimum initial contribution amount	$5,000	$25,000
Minimum subsequent contribution amount (if permitted)	$100	$100
	$100 monthly under the automatic investment program
	$300 quarterly under the automatic investment program
Source of contributions	After-tax money paid to us by check or transfer of Contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.

We also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

Contract Type	Roth IRA

	Generation Growth	Generation Growth ADV
Issue Ages	0-85	0-85
Minimum initial contribution amount	$5,000	$25,000
Minimum subsequent contribution amount (if permitted)	$100
	$100 monthly under the automatic investment program
	$300 quarterly under the automatic investment program
Source of contributions	After-tax money paid to us by check or transfer of Contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.

We also reserve the right to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

Universal VIA Generation Growth

Issued by

Universal Life Insurance Company

Metro Office Park, Street 1, Lot #10

Guaynabo, PR 00968

787-706-7095

This prospectus describes the important features of the contract and provides information about Universal Life Insurance Company (the “Company”, “we”, “our” and “us”).

We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) that includes additional information about Universal VIA Generation Growth, the Company and Fortune VII Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available free of charge. To request a copy of the SAI, to ask about your contract, or to make other investor inquiries, please call 787-706-7095. The SAI is also available at our website at www.universallifepr.com.

We file periodic reports and other information about Universal VIA Generation Growth and Fortune VII Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Universal Life Generation Growth Series is issued by and is a registered service mark of
Universal Life Insurance Company (Universal). Distributed by Universal Financial Services, Inc.

Universal VIA Generation Growth Class/Contract Identifier: C000233582

Universal VIA Generation Growth ADV Class/Contract Identifier: C000233583

Part B.

Universal VIA Generation Growth A variable individual flexible premium deferred annuity contract Issued through: Fortune VII Separate Account Statement of Additional Information May 2, 2024	Universal Life Insurance Company PO Box 2145 San Juan PR 00922-2145 Or Metro Office Park Street 1, Lot 10 Guaynabo, Puerto Rico 00968

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the related Universal VIA Generation Growth series (“Universal VIA Growth”) Prospectus, dated May 2, 2024, which describes individual flexible purchase payment deferred variable annuity contracts issued through Universal Life Fortune VII Separate Account (“the Separate Account” or “Fortune VII Separate Account”). The series consists of Universal VIA Generation Growth and Universal VIA Generation Growth ADV contracts. That Prospectus provides detailed information concerning the contracts and the variable investment options underlying the contracts. Each variable investment option is a subaccount of the Separate Account. Definitions of special terms used in the SAI are found in the Prospectus.

A copy of the Prospectus may be obtained free of charge by writing to our processing office at Metro Office Park, Street 1 Lot #10, Guaynabo, Puerto Rico 00968, by calling 787-706-7095, or by contacting your financial professional. The Prospectus and this SAI can also be obtained from the SEC’s website at www.sec.gov.

Statement of Additional Information

i

The Company

Universal Life Insurance Company (“Universal Life,” the “Company,” “we,” “our,” and “us”) is a stock life insurance company organized originally in 1993 as Eastern America Life Insurance Company under the laws of the Commonwealth of Puerto Rico, with its home office at Metro Office Park Street 1, Lot 10, Guaynabo, PR 00968. Universal Life is a provider of several insurance products: individual, group life, group disability, credit life, annuities & IRAs. It is admitted to do business for life, disability and variable insurance by the Office of Commissioner of Insurance in the Commonwealth of Puerto Rico.

Universal Life is a member of the Universal Group of companies that operate in Puerto Rico and the United States. Universal Life is a wholly-owned subsidiary of Universal Insurance Company, Inc. (“Universal”).

The Company established Fortune VII Separate Account on September 27, 2021, under applicable provisions of the Puerto Rico Insurance Code. We are the legal owner of all of the assets in the Separate Account and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The Separate Account is registered under the Investment Company Act of 1940 as a unit investment trust and is divided into sub-accounts. Each sub-account invests in shares of an underlying mutual fund portfolio.

Unit Values

Unit values are determined at the end of each valuation period for each of the annuity investment options. We may offer other annuity contracts and certificates which will have their own unit values for the annuity investment options. They may be different from the unit values for Universal VIA Growth®.

The unit value for an annuity investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by (ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

(	a	)	c
b

(a)	is the value of the annuity investment option’s shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

1

(b)	is the value of the annuity investment option’s shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c)	is the daily separate account charge relating to the contracts, multiplied by the number of calendar days in the valuation period.

Independent Registered Public Accounting Firm

The statutory basis financial statements of Universal Life Insurance Company as of December 31, 2023, and for the year then ended, and the financial statements for Fortune VII Separate Account as of December 31, 2023 and for the period from February 21, 2023 to December 31, 2023 are included in this SAI in reliance on the reports of Kevane Grant Thornton LLP, independent auditors. Kevane Grant Thornton LLP provides independent audit services to Universal Life Insurance Company. Kevane Grant Thornton LLP’s principal business address is 33 Calle Bolivia, Suite 400, San Juan, PR 00917.

The statutory basis financial statements of Universal Life Insurance Company as of December 31, 2021 and 2022 and for the years then ended, are included in this SAI in reliance on the reports of Ernst and Young LLP. Ernst and Young LLP served as independent auditors until December 2023. Ernst and Young LLP’s principal business address is Parque Las Americas 1 Suite 410, 235 Federico Costas Street, San Juan, PR 00918.

Distribution of the Contracts

The contracts are distributed by Universal Financial Services, Inc. (“UFS” or “Distributor”). The Distributor serves as principal underwriter of Fortune VII Separate Account. The offering of the contracts is intended to be continuous.

UFS is an affiliate of the Company. The Distributor is under the common control of Universal Life Insurance Company. The Distributor’s principal business address is Metro Office Park, Street 1 Lot 10, Guaynabo, Puerto Rico 000968. The Distributor is registered with the SEC as an Investment Adviser and as a Broker Dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). UFS also acts as the distributor for other life and annuity products we issue.

Fortune VII Separate Account does not pay commissions to the Distributor.

Financial Statements

The financial statements of Fortune VII Separate Account are included herein. Additionally, the statutory basis financial statements of the Company, Universal Life Insurance Company, are also included herein and should be considered only as bearing upon the ability of the Company to meet its obligations under the contracts.

Because as of December 31, 2022, Fortune VII Separate Account had not yet commenced operations and had no assets or liabilities, no financial statements for the Separate Account for the year ended December 31, 2022 are included in this SAI.

2

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

A SEPARATE ACCOUNT OF

UNIVERSAL LIFE INSURANCE COMPANY

ANNUAL REPORT

December 31, 2023

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

FSA-1

Report of Independent Registered Public Accounting Firm To the Contract Owners and Board of Directors of Universal Life Separate Account Fortune VII:

Opinion on the financial statements

We have audited the accompanying statements of assets and liabilities of each of the sub accounts (also deemed variable investment options) of Universal Life Separate Account Fortune VII (the “Fortune VII”) Separate Account indicated in the table below as of December 31, 2023, and the related statements of operations, changes in net assets and the financial highlights for the period from February 21, 2023 (the date in which the sub-accounts of Fortune VII Separate Account commenced operations) to December 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub accounts (also deemed variable investment options) of Universal Life Separate Account Fortune VII Separate Account as of December 31, 2023, the results of its operations, and the changes in net assets and the financial highlights for the period from February 21, 2023 to December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

1290 VT High Yield Bond Portfolio
1290 VT Small Cap Value Portfolio
1290 VT Smart Beta Equity ESG Portfolio
1290 VT Socially Responsible Portfolio
EQ/AB Dynamic Moderate Growth Portfolio
EQ/AB Short Duration Government Bond
EQ/Emerging Markets Equity PLUS Portfolio
EQ/Equity 500 Index Portfolio
EQ/Fidelity Institutional AM® Large Cap Portfolio
EQ/Goldman Sachs Moderate Growth Allocation Portfolio
EQ/Intermediate Government Bond Portfolio
EQ/International Equity Index Portfolio
EQ/Invesco Global Portfolio
EQ/Invesco Global Real Assets Portfolio
EQ/JPMorgan Value Opportunities Portfolio
EQ/Large Cap Growth Index Portfolio
EQ/Large Cap Value Index Portfolio
EQ/MFS International Growth Portfolio
EQ/MFS Technology Portfolio
EQ/MFS Utility Series Portfolio
EQ/Mid Cap Index Portfolio
EQ/Money Market Portfolio
EQ/PIMCO Ultra Short Bond Portfolio
EQ/Small Company Index Portfolio
EQ/T. Rowe Price Health Sciences Portfolio
EQ/Wellington Energy Portfolio
Multimanager Technology Portfolio
1290 VT Natural Resources Portfolio
1290 VT Real Estate Portfolio
EQ/AB Small Cap Growth Portfolio
EQ/All Asset Growth Portfolio
EQ/American Century Mid Cap Value Portfolio
EQ/Franklin Rising Dividends Portfolio
EQ/Goldman Sachs Growth Allocation Portfolio
EQ/Janus Enterprise Portfolio
EQ/PIMCO Global Real Return Portfolio
EQ/PIMCO Total Return ESG Portfolio
EQ/Aggressive Allocation Portfolio
EQ/Conservative Allocation Portfolio
EQ/Moderate Allocation Portfolio
EQ/Moderate-Plus Allocation Portfolio

FSA-2

Basis for opinion

These financial statements are the responsibility of Fortune VII’s management. Our responsibility is to express an opinion on the financial statements of each of the sub accounts (also deemed variable investment options) of Fortune VII based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to Fortune VII in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Fortune VII is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of Fortune VII’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as Fortune VII’s auditor since 2023.

/s/ Kevane Grant Thornton, LLP

San Juan, Puerto Rico

April 29, 2024.

FSA-3

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2023

The following table provides the Portfolio shares held by the Variable Investment Options of the Separate Account:

Variable Investment Options	Share Class**	Portfolio Shares Held
1290 VT High Yield Bond Portfolio	Class IB	9,534
1290 VT Small Cap Value Portfolio	Class IB	686
1290 VT Smart Beta Equity ESG Portfolio	Class IB	854
1290 VT Socially Responsible Portfolio	Class IB	151
EQ/AB Dynamic Moderate Growth Portfolio	Class IB	2,914
EQ/AB Short Duration Government Bond	Class IB	10,512
EQ/Emerging Markets Equity PLUS Portfolio	Class IB	576
EQ/Equity 500 Index Portfolio	Class IB	16,773
EQ/Fidelity Institutional AM® Large Cap Portfolio	Class IB	4,538
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	Class IB	653
EQ/Intermediate Government Bond Portfolio	Class IB	3,403
EQ/International Equity Index Portfolio	Class IB	4,958
EQ/Invesco Global Portfolio	Class IB	2,071
EQ/Invesco Global Real Assets Portfolio	Class IB	142
EQ/JPMorgan Value Opportunities Portfolio	Class IB	873
EQ/Large Cap Growth Index Portfolio	Class IB	12,484
EQ/Large Cap Value Index Portfolio	Class IB	13,948
EQ/MFS International Growth Portfolio	Class IB	8,480
EQ/MFS Technology Portfolio	Class IB	2,301
EQ/MFS Utility Series Portfolio	Class IB	5,003
EQ/Mid Cap Index Portfolio	Class IB	7,802
EQ/Money Market Portfolio	Class IB	181,086
EQ/PIMCO Ultra Short Bond Portfolio	Class IB	2,840
EQ/Small Company Index Portfolio	Class IB	3,923
EQ/T. Rowe Price Health Sciences Portfolio	Class IB	469
EQ/Wellington Energy Portfolio	Class IB	1,924
Multimanager Technology Portfolio	Class IB	2,164
1290 VT Natural Resources Portfolio	Class IB	2,971
1290 VT Real Estate Portfolio	Class IB	11,709
EQ/AB Small Cap Growth Portfolio	Class IB	3,870
EQ/All Asset Growth Portfolio	Class IB	3,196
EQ/American Century Mid Cap Value Portfolio	Class IB	1,877
EQ/Franklin Rising Dividends Portfolio	Class IB	6,843
EQ/Goldman Sachs Growth Allocation Portfolio	Class IB	6,662
EQ/Janus Enterprise Portfolio	Class IB	10,977
EQ/PIMCO Global Real Return Portfolio	Class IB	253
EQ/PIMCO Total Return ESG Portfolio	Class IB	50,058
EQ/Aggressive Allocation Portfolio	Class B	21,062

FSA-4

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2023

Variable Investment Options	Share Class**	Portfolio Shares Held
EQ/Conservative Allocation Portfolio	Class B	3,637
EQ/Moderate Allocation Portfolio	Class B	1,169
EQ/Moderate-Plus Allocation Portfolio	Class B	4,050

The Notes to financial statements are an integral part of this schedule.

**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 1 of these financial statements.

FSA-5

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

	1290 VT High Yield Bond Portfolio	1290 VT Natural Resources Portfolio	1290 VT Real Estate Portfolio	1290 VT Small Cap Value Portfolio	1290 VT Smart Beta Equity ESG Portfolio	1290 VT Socially Responsible Portfolio
Assets:
Investments in shares of the Portfolio, at fair value	$83,194	$28,987	$67,567	$7,245	$14,647	$2,970
Receivable for shares of the Portfolio sold	-	-	-	-	-	-
Receivable for policy-related transactions	333	58	58	-	167	-
Total assets	83,527	29,045	67,625	7,245	14,814	2,970
Liabilities:
Payable for shares of the Portfolio purchased	330	57	56	-	166	-
Payable for policy-related transactions	3	1	2	-	1	-
Total liabilities	333	58	58	-	167	-
Net Assets	$83,194	$28,987	$67,567	$7,245	$14,647	$2,970
Net Assets:
Accumulation unit values	$80,895	$28,993	$67,600	$6,618	$13,855	$2,907
Retained (payable) by ULICO in the Separate Account	2,299	(6)	(33)	627	792	63
Total Net Assets	$83,194	$28,987	$67,567	$7,245	$14,647	$2,970
Investments in Shares of the Portfolio, at cost	$82,800	$30,302	$63,021	$7,359	$13,690	$2,559

The accompanying notes are an integral part of these financial statements.

FSA-6

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2023

	EQ/MFS Technology Portfolio	EQ/Money Market Portfolio	EQ/AB Dynamic Moderate Growth Portfolio	EQ/AB Short Duration Government Bond	EQ/Aggressive Allocation Portfolio	EQ/All Asset Growth Portfolio
Assets:
Investments in shares of the Portfolio, at fair value	$73,160	$181,124	$35,802	$102,286	$207,711	$56,650
Receivable for shares of the Portfolio sold	3	6	1	-	7	2
Receivable for policy-related transactions	-	-	-	174	-	-
Total assets	73,163	181,130	35,803	102,460	207,718	56,652
Liabilities:
Payable for shares of the Portfolio purchased	-	-	-	172	-	-
Payable for policy-related transactions	3	6	1	2	8	2
Total liabilities	3	6	1	174	8	2
Net Assets	$73,160	$181,124	$35,802	$102,286	$207,710	$56,650
Net Assets:
Accumulation unit values	$71,204	$178,659	$35,618	$102,286	$195,517	$54,927
Retained (payable) by ULICO in the Separate Account	1,956	2,465	184	-	12,193	1,723
Total Net Assets	$73,160	$181,124	$35,802	$102,286	$207,710	$56,650
Investments in Shares of the Portfolio, at cost	$63,128	$181,124	$33,606	$102,989	$194,296	$54,745

The accompanying notes are an integral part of these financial statements.

FSA-7

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2023

	EQ/AB Small Cap Growth Portfolio	EQ/American Century Mid Cap Value Portfolio	EQ/Conservative Allocation Portfolio	EQ/Emerging Markets Equity PLUS Portfolio	EQ/Equity 500 Index Portfolio	EQ/Fidelity Institutional AM® Large Cap Portfolio
Assets:
Investments in shares of the Portfolio, at fair value	$55,918	$40,486	$29,740	$5,063	$1,169,691	$232,479
Receivable for shares of the Portfolio sold	2	1	1	-	-	9
Receivable for policy-related transactions	-	-	-	-	731	-
Total assets	55,920	40,487	29,741	5,063	1,170,422	232,488
Liabilities:
Payable for shares of the Portfolio purchased	-	-	-	-	698	-
Payable for policy-related transactions	2	1	1	-	34	8
Total liabilities	2	1	1	-	732	8
Net Assets	$55,918	$40,486	$29,740	$5,063	$1,169,690	$232,480
Net Assets:
Accumulation unit values	$55,646	$37,538	$29,538	$5,074	$1,160,531	$227,424
Retained (payable) by ULICO in the Separate Account	272	2,948	202	(11)	9,159	5,056
Total Net Assets	$55,918	$40,486	$29,740	$5,063	$1,169,690	$232,480
Investments in Shares of the Portfolio, at cost	$50,714	$41,030	$29,064	$4,953	$1,079,251	$218,166

The accompanying notes are an integral part of these financial statements.

FSA-8

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2023

	EQ/Franklin Rising Dividends Portfolio	EQ/Goldman Sachs Growth Allocation Portfolio	EQ/Goldman Sachs Moderate Growth Allocation Portfolio	EQ/Intermediate Government Bond Portfolio	EQ/International Equity Index Portfolio	EQ/Invesco Global Portfolio
Assets:
Investments in shares of the Portfolio, at fair value	$307,655	$75,844	$6,753	$32,130	$52,216	$55,014
Receivable for shares of the Portfolio sold	11	3	-	1	2	2
Receivable for policy-related transactions	-	-	-	-	-	-
Total assets	307,666	75,847	6,753	32,131	52,218	55,016
Liabilities:
Payable for shares of the Portfolio purchased	-	-	-	-	-	-
Payable for policy-related transactions	11	4	-	1	2	2
Total liabilities	11	4	-	1	2	2
Net Assets	$307,655	$75,843	$6,753	$32,130	$52,216	$55,014
Net Assets:
Accumulation unit values	$306,542	$75,854	$6,753	$32,131	$52,219	$54,575
Retained (payable) by ULICO in the Separate Account	1,113	(11)	-	(1)	(3)	439
Total Net Assets	$307,655	$75,843	$6,753	$32,130	$52,216	$55,014
Investments in Shares of the Portfolio, at cost	$295,796	$70,202	$6,357	$32,017	$47,222	$49,870

The accompanying notes are an integral part of these financial statements.

FSA-9

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2023

	EQ/Invesco Global Real Assets Portfolio	EQ/JPMorgan Value Opportunities Portfolio	EQ/Janus Enterprise Portfolio	EQ/Large Cap Growth Index Portfolio	EQ/Large Cap Value Index Portfolio	EQ/MFS International Growth Portfolio
Assets:
Investments in shares of the Portfolio, at fair value	$2,143	$16,668	$219,362	$266,299	$138,625	$61,869
Receivable for shares of the Portfolio sold	-	1	8	8	4	-
Receivable for policy-related transactions	-	-	-	-	-	58
Total assets	2,143	16,669	219,370	266,307	138,629	61,927
Liabilities:
Payable for shares of the Portfolio purchased	-	-	-	-	-	56
Payable for policy-related transactions	-	1	8	8	4	2
Total liabilities	-	1	8	8	4	58
Net Assets	$2,143	$16,668	$219,362	$266,299	$138,625	$61,869
Net Assets:
Accumulation unit values	$2,090	$15,918	$205,994	$255,571	$131,208	$59,548
Retained (payable) by ULICO in the Separate Account	53	750	13,368	10,728	7,417	2,321
Total Net Assets	$2,143	$16,668	$219,362	$266,299	$138,625	$61,869
Investments in Shares of the Portfolio, at cost	$1,990	$16,406	$217,018	$248,930	$136,066	$61,574

The accompanying notes are an integral part of these financial statements.

FSA-10

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2023

	EQ/MFS Utility Series Portfolio	EQ/Mid Cap Index Portfolio	EQ/Moderate-Plus Allocation Portfolio	EQ/Moderate Allocation Portfolio	EQ/PIMCO Global Real Return Portfolio	EQ/PIMCO Total Return ESG Portfolio
Assets:
Investments in shares of the Portfolio, at fair value	$170,210	$118,577	$37,773	$13,825	$1,882	$468,717
Receivable for shares of the Portfolio sold	6	4	-	1	-	-
Receivable for policy-related transactions	-	-	333	-	-	578
Total assets	170,216	118,581	38,106	13,826	1,882	469,295
Liabilities:
Payable for shares of the Portfolio purchased	-	-	332	-	-	569
Payable for policy-related transactions	6	4	1	-	-	9
Total liabilities	6	4	333	-	-	578
Net Assets	$170,210	$118,577	$37,773	$13,826	$1,882	$468,717
Net Assets:
Accumulation unit values	$166,644	$112,848	$35,125	$13,596	$1,879	$466,526
Retained (payable) by ULICO in the Separate Account	3,566	5,729	2,648	230	3	2,191
Total Net Assets	$170,210	$118,577	$37,773	$13,826	$1,882	$468,717
Investments in Shares of the Portfolio, at cost	$175,513	$112,006	$36,225	$13,222	$1,793	$458,105

The accompanying notes are an integral part of these financial statements.

FSA-11

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2023

	EQ/PIMCO Ultra Short Bond Portfolio	EQ/Small Company Index Portfolio	EQ/T. Rowe Price Health Sciences Portfolio	EQ/Wellington Energy Portfolio	Multimanager Technology Portfolio
Assets:
Investments in shares of the Portfolio, at fair value	$27,672	$43,448	$27,841	$7,718	$70,489
Receivable for shares of the Portfolio sold	1	-	1	-	2
Receivable for policy-related transactions	-	333	-	-	-
Total assets	27,673	43,781	27,842	7,718	70,491
Liabilities:
Payable for shares of the Portfolio purchased	-	332	-	-	-
Payable for policy-related transactions	-	1	1	-	2
Total liabilities	-	333	1	-	2
Net Assets	$27,673	$43,448	$27,841	$7,718	$70,489
Net Assets:
Accumulation unit values	$27,155	$42,021	$27,218	$7,718	$60,570
Retained (payable) by ULICO in the Separate Account	518	1,427	623	-	9,919
Total Net Assets	$27,673	$43,448	$27,841	$7,718	$70,489
Investments in Shares of the Portfolio, at cost	$28,523	$38,871	$26,329	$7,962	$65,214

The accompanying notes are an integral part of these financial statements.

FSA-12

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2023

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Separate Account and is further categorized by share class and contract charges:

Variable Investment Options	Contract Charge*	Share Class**	Unit Value	Units Outstanding
1290 VT High Yield Bond Portfolio	1.35%	Class IB	$9.16	8,830
1290 VT Natural Resources Portfolio	0.40%	Class IB	$10.08	2,657
1290 VT Natural Resources Portfolio	1.35%	Class IB	$10.00	221
1290 VT Real Estate Portfolio	0.40%	Class IB	$5.91	4,504
1290 VT Real Estate Portfolio	1.35%	Class IB	$5.87	6,985
1290 VT Small Cap Value Portfolio	1.35%	Class IB	$10.56	627
1290 VT Smart Beta Equity ESG Portfolio	1.35%	Class IB	$17.18	806
1290 VT Socially Responsible Portfolio	1.35%	Class IB	$19.55	149
EQ/AB Dynamic Moderate Growth Portfolio	1.35%	Class IB	$12.27	2,903
EQ/AB Short Duration Government Bond	0.40%	Class IB	$9.95	7,811
EQ/AB Short Duration Government Bond	1.35%	Class IB	$9.87	2,485
EQ/AB Small Cap Growth Portfolio	1.35%	Class IB	$14.32	3,886
EQ/Aggressive Allocation Portfolio	1.35%	Class B	$9.88	19,791
EQ/All Asset Growth Portfolio	1.35%	Class IB	$17.85	3,078
EQ/American Century Mid Cap Value Portfolio	1.35%	Class IB	$21.69	1,731
EQ/Conservative Allocation Portfolio	1.35%	Class B	$8.28	3,569
EQ/Emerging Markets Equity PLUS Portfolio	1.35%	Class IB	$8.90	570
EQ/Equity 500 Index Portfolio	0.40%	Class IB	$70.22	5,380
EQ/Equity 500 Index Portfolio	1.35%	Class IB	$69.65	11,239
EQ/Fidelity Institutional AM® Large Cap Portfolio	1.35%	Class IB	$50.85	4,472
EQ/Franklin Rising Dividends Portfolio	1.35%	Class IB	$44.92	6,824
EQ/Goldman Sachs Growth Allocation Portfolio	1.35%	Class IB	$11.48	6,606
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	1.35%	Class IB	$10.46	645
EQ/Intermediate Government Bond Portfolio	1.35%	Class IB	$9.59	3,349
EQ/International Equity Index Portfolio	1.35%	Class IB	$10.71	4,876
EQ/Invesco Global Portfolio	1.35%	Class IB	$26.26	2,078
EQ/Invesco Global Real Assets Portfolio	1.35%	Class IB	$15.21	137
EQ/Janus Enterprise Portfolio	1.35%	Class IB	$19.76	10,424
EQ/JPMorgan Value Opportunities Portfolio	1.35%	Class IB	$19.15	831
EQ/Large Cap Growth Index Portfolio	0.40%	Class IB	$21.31	2,002
EQ/Large Cap Growth Index Portfolio	1.35%	Class IB	$21.13	10,074
EQ/Large Cap Value Index Portfolio	0.40%	Class IB	$10.07	4,096
EQ/Large Cap Value Index Portfolio	1.35%	Class IB	$9.98	9,012
EQ/MFS International Growth Portfolio	0.40%	Class IB	$7.36	3,527
EQ/MFS International Growth Portfolio	1.35%	Class IB	$7.30	4,599
EQ/MFS Technology Portfolio	1.35%	Class IB	$31.43	2,265
EQ/MFS Utility Series Portfolio	1.35%	Class IB	$34.35	4,852
EQ/Mid Cap Index Portfolio	1.35%	Class IB	$15.17	7,437
EQ/Moderate Allocation Portfolio	1.35%	Class B	$11.91	1,141
EQ/Moderate-Plus Allocation Portfolio	1.35%	Class B	$9.37	3,749

FSA-13

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2023

Variable Investment Options	Contract Charge*	Share Class**	Unit Value	Units Outstanding
EQ/Money Market Portfolio	0.40%	Class IB	$1.04	22,707
EQ/Money Market Portfolio	1.35%	Class IB	$1.03	151,020
EQ/PIMCO Global Real Return Portfolio	1.35%	Class IB	$7.47	252
EQ/PIMCO Total Return ESG Portfolio	0.40%	Class IB	$9.58	32,499
EQ/PIMCO Total Return ESG Portfolio	1.35%	Class IB	$9.51	16,315
EQ/PIMCO Ultra Short Bond Portfolio	0.40%	Class IB	$10.11	2,328
EQ/PIMCO Ultra Short Bond Portfolio	1.35%	Class IB	$10.03	360
EQ/Small Company Index Portfolio	1.35%	Class IB	$11.07	3,796
EQ/T. Rowe Price Health Sciences Portfolio	1.35%	Class IB	$58.68	464
EQ/Wellington Energy Portfolio	1.35%	Class IB	$4.10	1,883
Multimanager Technology Portfolio	1.35%	Class IB	$32.20	1,881

*	Contract charges reflect the annual mortality and expense risk related to Variable Investment Options.
**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 1 of these financial statements.

FSA-14

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF OPERATIONS

FROM FEBRUARY 21, 2023 TO DECEMBER 31, 2023

	1290 VT High Yield Bond Portfolio	1290 VT Natural Resources Portfolio	1290 VT Real Estate Portfolio	1290 VT Small Cap Value Portfolio	1290 VT Smart Beta Equity ESG Portfolio	1290 VT Socially Responsible Portfolio
Income and Expenses:
Investment Income
Dividends from the Portfolios	$4,789	$1,007	$1,793	$677	$335	$81
Expenses
Asset-based charges	467	36	330	51	106	25
Net Investment Income (loss)	4,322	971	1,463	626	229	56
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	41	-	(14)	(1)	6	2
Net realized gain (loss)	41	-	(14)	(1)	6	2
Net change in unrealized appreciation (depreciation) of investments	394	(1,315)	4,546	(114)	957	412
Net Realized and Unrealized Gain (Loss) on Investments	435	(1,315)	4,532	(115)	963	414
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,757	$(344)	$5,995	$511	$1,192	$470

The accompanying notes are an integral part of these financial statements.

FSA-15

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF OPERATIONS (Continued)

FROM FEBRUARY 21, 2023 TO DECEMBER 31, 2023

	EQ/MFS Technology Portfolio	EQ/Money Market Portfolio	EQ/AB Dynamic Moderate Growth Portfolio	EQ/AB Short Duration Government Bond	EQ/Aggressive Allocation Portfolio	EQ/All Asset Growth Portfolio
Income and Expenses:
Investment Income
Dividends from the Portfolios	$-	$3,128	$452	$2,612	$8,424	$1,237
Expenses
Asset-based charges	241	662	279	160	654	86
Net Investment Income (loss)	(241)	2,466	173	2,452	7,770	1,151
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	44	-	11	3	15	-
Net realized gain (loss)	44	-	11	3	15	-
Net change in unrealized appreciation (depreciation) of investments	10,032	-	2,195	(703)	13,415	1,905
Net Realized and Unrealized Gain (Loss) on Investments	10,076	-	2,206	(700)	13,430	1,905
Net Increase (Decrease) in Net Assets Resulting from Operations	$9,835	$2,466	$2,379	$1,752	$21,200	$3,056

The accompanying notes are an integral part of these financial statements.

FSA-16

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF OPERATIONS (Continued)

FROM FEBRUARY 21, 2023 TO DECEMBER 31, 2023

	EQ/AB Small Cap Growth Portfolio	EQ/American Century Mid Cap Value Portfolio	EQ/Conservative Allocation Portfolio	EQ/Emerging Markets Equity PLUS Portfolio	EQ/Equity 500 Index Portfolio	EQ/Fidelity Institutional AM® Large Cap Portfolio
Income and Expenses:
Investment Income
Dividends from the Portfolios	$238	$2,135	$870	$121	$19,718	$5,889
Expenses
Asset-based charges	452	269	56	21	4,117	1,163
Net Investment Income (loss)	(214)	1,866	814	100	15,601	4,726
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(26)	7	1	-	895	461
Net realized gain (loss)	(26)	7	1	-	895	461
Net change in unrealized appreciation (depreciation) of investments	5,204	(544)	676	110	90,440	14,313
Net Realized and Unrealized Gain (Loss) on Investments	5,178	(537)	677	110	91,335	14,774
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,964	$1,329	$1,491	$210	$106,936	$19,500

The accompanying notes are an integral part of these financial statements.

FSA-17

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF OPERATIONS (Continued)

FROM FEBRUARY 21, 2023 TO DECEMBER 31, 2023

	EQ/Franklin Rising Dividends Portfolio	EQ/Goldman Sachs Growth Allocation Portfolio	EQ/Goldman Sachs Moderate Growth Allocation Portfolio	EQ/Intermediate Government Bond Portfolio	EQ/International Equity Index Portfolio	EQ/Invesco Global Portfolio
Income and Expenses:
Investment Income
Dividends from the Portfolios	$4,345	$1,496	$149	$857	$1,317	$427
Expenses
Asset-based charges	1,749	645	43	106	126	389
Net Investment Income (loss)	2,596	851	106	751	1,191	38
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	206	112	-	-	(1)	162
Net realized gain (loss)	206	112	-	-	(1)	162
Net change in unrealized appreciation (depreciation) of investments	11,858	5,642	397	113	4,994	5,145
Net Realized and Unrealized Gain (Loss) on Investments	12,064	5,754	397	113	4,993	5,307
Net Increase (Decrease) in Net Assets Resulting from Operations	$14,660	$6,605	$503	$864	$6,184	$5,345

The accompanying notes are an integral part of these financial statements.

FSA-18

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF OPERATIONS (Continued)

FROM FEBRUARY 21, 2023 TO DECEMBER 31, 2023

	EQ/Invesco Global Real Assets Portfolio	EQ/JPMorgan Value Opportunities Portfolio	EQ/Janus Enterprise Portfolio	EQ/Large Cap Growth Index Portfolio	EQ/Large Cap Value Index Portfolio	EQ/MFS International Growth Portfolio
Income and Expenses:
Investment Income
Dividends from the Portfolios	$93	$970	$13,096	$8,972	$6,016	$2,881
Expenses
Asset-based charges	3	119	1,080	981	580	259
Net Investment Income (loss)	90	851	12,016	7,991	5,436	2,622
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	-	-	21	196	2	3
Net realized gain (loss)	-	-	21	196	2	3
Net change in unrealized appreciation (depreciation) of investments	153	262	2,344	17,369	2,559	296
Net Realized and Unrealized Gain (Loss) on Investments	153	262	2,365	17,565	2,561	299
Net Increase (Decrease) in Net Assets Resulting from Operations	$243	$1,113	$14,381	$25,556	$7,997	$2,921

The accompanying notes are an integral part of these financial statements.

FSA-19

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF OPERATIONS (Continued)

FROM FEBRUARY 21, 2023 TO DECEMBER 31, 2023

	EQ/MFS Utility Series Portfolio	EQ/Mid Cap Index Portfolio	EQ/Moderate-Plus Allocation Portfolio	EQ/Moderate Allocation Portfolio	EQ/PIMCO Global Real Return Portfolio	EQ/PIMCO Total Return ESG Portfolio
Income and Expenses:
Investment Income
Dividends from the Portfolios	$6,667	$5,355	$1,579	$469	$29	$12,204
Expenses
Asset-based charges	833	714	243	46	7	1,156
Net Investment Income (loss)	5,834	4,641	1,336	423	22	11,048
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(217)	(57)	8	1	-	(28)
Net realized gain (loss)	(217)	(57)	8	1	-	(28)
Net change in unrealized appreciation (depreciation) of investments	(5,303)	6,571	1,548	603	90	10,612
Net Realized and Unrealized Gain (Loss) on Investments	(5,520)	6,514	1,556	604	90	10,584
Net Increase (Decrease) in Net Assets Resulting from Operations	$314	$11,155	$2,892	$1,027	$112	$21,632

The accompanying notes are an integral part of these financial statements.

FSA-20

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF OPERATIONS (Concluded)

FROM FEBRUARY 21, 2023 TO DECEMBER 31, 2023

	EQ/PIMCO Ultra Short Bond Portfolio	EQ/Small Company Index Portfolio	EQ/T. Rowe Price Health Sciences Portfolio	EQ/Wellington Energy Portfolio	Multimanager Technology Portfolio
Income and Expenses:
Investment Income
Dividends from the Portfolios	$1,086	$1,783	$608	$250	$3,173
Expenses
Asset-based charges	26	193	37	19	284
Net Investment Income (loss)	1,060	1,590	571	231	2,889
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	-	7	(1)	-	34
Net realized gain (loss)	-	7	(1)	-	34
Net change in unrealized appreciation (depreciation) of investments	(850)	4,577	1,511	(245)	5,273
Net Realized and Unrealized Gain (Loss) on Investments	(850)	4,584	1,510	(245)	5,307
Net Increase (Decrease) in Net Assets Resulting from Operations	$210	$6,174	$2,081	$(14)	$8,196

The accompanying notes are an integral part of these financial statements.

FSA-21

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF CHANGES IN NET ASSETS

FROM FEBRUARY 21, 2023 TO DECEMBER 31, 2023

	1290 VT High Yield Bond Portfolio	1290 VT Natural Resources Portfolio	1290 VT Real Estate Portfolio	1290 VT Small Cap Value Portfolio	1290 VT Smart Beta Equity ESG Portfolio	1290 VT Socially Responsible Portfolio
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$4,322	$971	$1,463	$626	$229	$56
Net realized gain (loss)	41	-	(14)	(1)	6	2
Net change in unrealized appreciation (depreciation) of investments	394	(1,315)	4,546	(114)	957	412
Net increase (decrease) in net assets resulting from operations	4,757	(344)	5,995	511	1,192	470
From Contractowners Transactions:
Payments received from contract owners	85,131	73,162	111,805	6,107	12,663	2,437
Redemptions for contract benefits and terminations	8,993	43,825	50,200	-	-	-
Net increase (decrease) in net assets resulting from contractowners transactions	76,138	29,337	61,605	6,107	12,663	2,437
Net increase (decrease) in amount retained (payable) by ULICO in the Separate Account	2,299	(6)	(33)	627	792	63
Net Increase (Decrease) in Net Assets	83,194	28,987	67,567	7,245	14,647	2,970
Net Assets — Beginning of Year or Period	-	-	-	-	-	-
Net Assets — End of Year or Period	$83,194	$28,987	$67,567	$7,245	$14,647	$2,970

The accompanying notes are an integral part of these financial statements.

FSA-22

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FROM FEBRUARY 21, 2023 TO DECEMBER 31, 2023

	EQ/MFS Technology Portfolio	EQ/Money Market Portfolio	EQ/AB Dynamic Moderate Growth Portfolio	EQ/AB Short Duration Government Bond	EQ/Aggressive Allocation Portfolio	EQ/All Asset Growth Portfolio
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(241)	$2,466	$173	$2,452	$7,770	$1,151
Net realized gain (loss)	44	-	11	3	15	-
Net change in unrealized appreciation (depreciation) of investments	10,032	-	2,195	(703)	13,415	1,905
Net increase (decrease) in net assets resulting from operations	9,835	2,466	2,379	1,752	21,200	3,056
From Contractowners Transactions:
Payments received from contract owners	61,369	238,618	33,239	250,917	174,317	51,871
Redemptions for contract benefits and terminations	-	62,425	-	150,383	-	-
Net increase (decrease) in net assets resulting from contractowners transactions	61,369	176,193	33,239	100,534	174,317	51,871
Net increase (decrease) in amount retained (payable) by ULICO in the Separate Account	1,956	2,465	184	-	12,193	1,723
Net Increase (Decrease) in Net Assets	73,160	181,124	35,802	102,286	207,710	56,650
Net Assets — Beginning of Year or Period	-	-	-	-	-	-
Net Assets — End of Year or Period	$73,160	$181,124	$35,802	$102,286	$207,710	$56,650

The accompanying notes are an integral part of these financial statements.

FSA-23

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FROM FEBRUARY 21, 2023 TO DECEMBER 31, 2023

	EQ/AB Small Cap Growth Portfolio	EQ/American Century Mid Cap Value Portfolio	EQ/Conservative Allocation Portfolio	EQ/Emerging Markets Equity PLUS Portfolio	EQ/Equity 500 Index Portfolio	EQ/Fidelity Institutional AM® Large Cap Portfolio
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(214)	$1,866	$814	$100	$15,601	$4,726
Net realized gain (loss)	(26)	7	1	-	895	461
Net change in unrealized appreciation (depreciation) of investments	5,204	(544)	676	110	90,440	14,313
Net increase (decrease) in net assets resulting from operations	4,964	1,329	1,491	210	106,936	19,500
From Contractowners Transactions:
Payments received from contract owners	51,882	36,759	46,733	5,892	1,306,025	212,174
Redemptions for contract benefits and terminations	1,200	550	18,686	1,028	252,430	4,250
Net increase (decrease) in net assets resulting from contractowners transactions	50,682	36,209	28,047	4,864	1,053,595	207,924
Net increase (decrease) in amount retained (payable) by ULICO in the Separate Account	272	2,948	202	(11)	9,159	5,056
Net Increase (Decrease) in Net Assets	55,918	40,486	29,740	5,063	1,169,690	232,480
Net Assets — Beginning of Year or Period	-	-	-	-	-	-
Net Assets — End of Year or Period	$55,918	$40,486	$29,740	$5,063	$1,169,690	$232,480

The accompanying notes are an integral part of these financial statements.

FSA-24

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FROM FEBRUARY 21, 2023 TO DECEMBER 31, 2023

	EQ/Franklin Rising Dividends Portfolio	EQ/Goldman Sachs Growth Allocation Portfolio	EQ/Goldman Sachs Moderate Growth Allocation Portfolio	EQ/Intermediate Government Bond Portfolio	EQ/International Equity Index Portfolio	EQ/Invesco Global Portfolio
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$2,596	$851	$106	$751	$1,191	$38
Net realized gain (loss)	206	112	-	-	(1)	162
Net change in unrealized appreciation (depreciation) of investments	11,858	5,642	397	113	4,994	5,145
Net increase (decrease) in net assets resulting from operations	14,660	6,605	503	864	6,184	5,345
From Contractowners Transactions:
Payments received from contract owners	307,751	76,023	6,250	47,067	47,067	50,845
Redemptions for contract benefits and terminations	15,869	6,774	-	15,800	1,032	1,615
Net increase (decrease) in net assets resulting from contractowners transactions	291,882	69,249	6,250	31,267	46,035	49,230
Net increase (decrease) in amount retained (payable) by ULICO in the Separate Account	1,113	(11)	-	(1)	(3)	439
Net Increase (Decrease) in Net Assets	307,655	75,843	6,753	32,130	52,216	55,014
Net Assets — Beginning of Year or Period	-	-	-	-	-	-
Net Assets — End of Year or Period	$307,655	$75,843	$6,753	$32,130	$52,216	$55,014

The accompanying notes are an integral part of these financial statements.

FSA-25

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FROM FEBRUARY 21, 2023 TO DECEMBER 31, 2023

	EQ/Invesco Global Real Assets Portfolio	EQ/JPMorgan Value Opportunities Portfolio	EQ/Janus Enterprise Portfolio	EQ/Large Cap Growth Index Portfolio	EQ/Large Cap Value Index Portfolio	EQ/MFS International Growth Portfolio
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$90	$851	$12,016	$7,991	$5,436	$2,622
Net realized gain (loss)	-	-	21	196	2	3
Net change in unrealized appreciation (depreciation) of investments	153	262	2,344	17,369	2,559	296
Net increase (decrease) in net assets resulting from operations	243	1,113	14,381	25,556	7,997	2,921
From Contractowners Transactions:
Payments received from contract owners	1,847	17,790	199,297	270,393	157,661	102,671
Redemptions for contract benefits and terminations	-	2,985	7,684	40,378	34,450	46,044
Net increase (decrease) in net assets resulting from contractowners transactions	1,847	14,805	191,613	230,015	123,211	56,627
Net increase (decrease) in amount retained (payable) by ULICO in the Separate Account	53	750	13,368	10,728	7,417	2,321
Net Increase (Decrease) in Net Assets	2,143	16,668	219,362	266,299	138,625	61,869
Net Assets — Beginning of Year or Period	-	-	-	-	-	-
Net Assets — End of Year or Period	$2,143	$16,668	$219,362	$266,299	$138,625	$61,869

The accompanying notes are an integral part of these financial statements.

FSA-26

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FROM FEBRUARY 21, 2023 TO DECEMBER 31, 2023

	EQ/MFS Utility Series Portfolio	EQ/Mid Cap Index Portfolio	EQ/Moderate-Plus Allocation Portfolio	EQ/Moderate Allocation Portfolio	EQ/PIMCO Global Real Return Portfolio	EQ/PIMCO Total Return ESG Portfolio
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$5,834	$4,641	$1,336	$423	$22	$11,048
Net realized gain (loss)	(217)	(57)	8	1	-	(28)
Net change in unrealized appreciation (depreciation) of investments	(5,303)	6,571	1,548	603	90	10,612
Net increase (decrease) in net assets resulting from operations	314	11,155	2,892	1,027	112	21,632
From Contractowners Transactions:
Payments received from contract owners	174,026	115,038	37,036	17,253	1,767	928,565
Redemptions for contract benefits and terminations	7,696	13,345	4,803	4,684	-	483,671
Net increase (decrease) in net assets resulting from contractowners transactions	166,330	101,693	32,233	12,569	1,767	444,894
Net increase (decrease) in amount retained (payable) by ULICO in the Separate Account	3,566	5,729	2,648	230	3	2,191
Net Increase (Decrease) in Net Assets	170,210	118,577	37,773	13,826	1,882	468,717
Net Assets — Beginning of Year or Period	-	-	-	-	-	-
Net Assets — End of Year or Period	$170,210	$118,577	$37,773	$13,826	$1,882	$468,717

The accompanying notes are an integral part of these financial statements.

FSA-27

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FROM FEBRUARY 21, 2023 TO DECEMBER 31, 2023

	EQ/PIMCO Ultra Short Bond Portfolio	EQ/Small Company Index Portfolio	EQ/T. Rowe Price Health Sciences Portfolio	EQ/Wellington Energy Portfolio	Multimanager Technology Portfolio
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$1,060	$1,590	$571	$231	$2,889
Net realized gain (loss)	-	7	(1)	-	34
Net change in unrealized appreciation (depreciation) of investments	(850)	4,577	1,511	(245)	5,273
Net increase (decrease) in net assets resulting from operations	210	6,174	2,081	(14)	8,196
From Contractowners Transactions:
Payments received from contract owners	26,945	45,819	25,137	12,099	52,374
Redemptions for contract benefits and terminations	-	9,972	-	4,367	-
Net increase (decrease) in net assets resulting from contractowners transactions	26,945	35,847	25,137	7,732	52,374
Net increase (decrease) in amount retained (payable) by ULICO in the Separate Account	518	1,427	623	-	9,919
Net Increase (Decrease) in Net Assets	27,673	43,448	27,841	7,718	70,489
Net Assets — Beginning of Year or Period	-	-	-	-	-
Net Assets — End of Year or Period	$27,673	$43,448	$27,841	$7,718	$70,489

The accompanying notes are an integral part of these financial statements.

FSA-28

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEAR ENDED IN DECEMBER 31, 2023

The change in units outstanding for the year ended December 31, 2023 were as follows:

Variable Investment Options	Share Class**	Units Issued	Units Redeemed	Net Increase (Decrease)
1290 VT High Yield Bond Portfolio	Class IB	9,658	124	9,534
1290 VT Natural Resources Portfolio	Class IB	2,975	4	2,971
1290 VT Real Estate Portfolio	Class IB	12,131	422	11,709
1290 VT Small Cap Value Portfolio	Class IB	691	5	686
1290 VT Smart Beta Equity ESG Portfolio	Class IB	859	5	854
1290 VT Socially Responsible Portfolio	Class IB	152	1	151
EQ/AB Dynamic Moderate Growth Portfolio	Class IB	2,938	24	2,914
EQ/AB Short Duration Government Bond	Class IB	10,542	30	10,512
EQ/AB Small Cap Growth Portfolio	Class IB	3,993	123	3,870
EQ/Aggressive Allocation Portfolio	Class B	21,122	60	21,062
EQ/All Asset Growth Portfolio	Class IB	3,201	5	3,196
EQ/American Century Mid Cap Value Portfolio	Class IB	1,915	38	1,877
EQ/Conservative Allocation Portfolio	Class B	3,642	5	3,637
EQ/Emerging Markets Equity PLUS Portfolio	Class IB	578	2	576
EQ/Equity 500 Index Portfolio	Class IB	16,876	103	16,773
EQ/Fidelity Institutional AM® Large Cap Portfolio	Class IB	4,644	106	4,538
EQ/Franklin Rising Dividends Portfolio	Class IB	6,950	107	6,843
EQ/Goldman Sachs Growth Allocation Portfolio	Class IB	6,904	242	6,662
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	Class IB	657	4	653
EQ/Intermediate Government Bond Portfolio	Class IB	3,429	26	3,403
EQ/International Equity Index Portfolio	Class IB	4,970	12	4,958
EQ/Invesco Global Portfolio	Class IB	2,153	82	2,071
EQ/Invesco Global Real Assets Portfolio	Class IB	142	-	142
EQ/Janus Enterprise Portfolio	Class IB	11,220	243	10,977
EQ/JPMorgan Value Opportunities Portfolio	Class IB	880	7	873
EQ/Large Cap Growth Index Portfolio	Class IB	12,544	60	12,484
EQ/Large Cap Value Index Portfolio	Class IB	13,995	47	13,948
EQ/MFS International Growth Portfolio	Class IB	8,552	72	8,480
EQ/MFS Technology Portfolio	Class IB	2,309	8	2,301
EQ/MFS Utility Series Portfolio	Class IB	5,086	83	5,003
EQ/Mid Cap Index Portfolio	Class IB	7,914	112	7,802
EQ/Moderate Allocation Portfolio	Class B	1,172	3	1,169
EQ/Moderate-Plus Allocation Portfolio	Class B	4,071	21	4,050
EQ/Money Market Portfolio	Class IB	343,292	162,206	181,086
EQ/PIMCO Global Real Return Portfolio	Class IB	254	1	253
EQ/PIMCO Total Return ESG Portfolio	Class IB	50,365	307	50,058
EQ/PIMCO Ultra Short Bond Portfolio	Class IB	2,843	3	2,840
EQ/Small Company Index Portfolio	Class IB	3,938	15	3,923

FSA-29

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEAR ENDED IN DECEMBER 31, 2023

Variable Investment Options	Share Class**	Units Issued	Units Redeemed	Net Increase (Decrease)
EQ/T. Rowe Price Health Sciences Portfolio	Class IB	470	1	469
EQ/Wellington Energy Portfolio	Class IB	1,928	4	1,924
Multimanager Technology Portfolio	Class IB	2,173	9	2,164

**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 1 of these financial statements.

FSA-30

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2023

1.	Organization

Universal Life Separate Account Fortune VII (“the Separate Account”) is a separate account of Universal Life Insurance Company (“ULICO”), a wholly-owned subsidiary of Universal Insurance Company (“UNICO”), which in turn is a wholly-owned subsidiary of Universal Group, Inc. (“UGI”). ULICO is domiciled in Puerto Rico and is operating under the provision of the Puerto Rico Insurance Code. The Separate Account is organized as a unit investment trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), starting operations on February 21, 2023.

The Separate Account offers Variable Investment Options (“VIO”), also deemed sub-accounts of the Separate Account, each of which invests in shares issued by the mutual funds portfolio of EQ Advisors Trust (“the Trust”). The Trust is a registered open-ended investment management company under the 1940 Act that sells shares of a portfolio (“Portfolio”) of mutual funds to separate accounts of insurance companies. The shares of the portfolios are registered under the Securities Act of 1933, as amended. The accompanying financial statements are those of the Variable Investment Options of the Separate Account. The Separate Account is used to fund benefits for variable annuities issued by ULICO for Universal VIA Generation Growth (the “Contract” or “Accumulator”) which provides for the accumulation of retirement savings. These annuities in the Accumulator Series, are offered with the same Variable Investment Options for use as a nonqualified annuity for after-tax contributions only, or when used as an investment vehicle for certain qualified plans, an individual retirement annuity. Universal VIA Generation Growth is offered under individual variable annuity forms.

The following VIO are subaccounts of the Separate Account:

1290 VT High Yield Bond Portfolio	EQ/Invesco Global Portfolio
1290 VT Natural Resources Portfolio	EQ/Invesco Global Real Assets Portfolio
1290 VT Real Estate Portfolio	EQ/Janus Enterprise Portfolio
1290 VT Small Cap Value Portfolio	EQ/JPMorgan Value Opportunities Portfolio
1290 VT Smart Beta Equity ESG Portfolio	EQ/Large Cap Growth Index Portfolio
1290 VT Socially Responsible Portfolio	EQ/Large Cap Value Index Portfolio
EQ/AB Dynamic Moderate Growth Portfolio	EQ/MFS International Growth Portfolio
EQ/AB Short Duration Government Bond	EQ/MFS Technology Portfolio
EQ/AB Small Cap Growth Portfolio	EQ/MFS Utility Series Portfolio
EQ/Aggressive Allocation Portfolio	EQ/Mid Cap Index Portfolio
EQ/All Asset Growth Portfolio	EQ/Moderate Allocation Portfolio
EQ/American Century Mid Cap Value Portfolio	EQ/Moderate-Plus Allocation Portfolio
EQ/Conservative Allocation Portfolio	EQ/Money Market Portfolio
EQ/Emerging Markets Equity PLUS Portfolio	EQ/PIMCO Global Real Return Portfolio
EQ/Equity 500 Index Portfolio	EQ/PIMCO Total Return ESG Portfolio
EQ/Fidelity Institutional AM® Large Cap Portfolio	EQ/PIMCO Ultra Short Bond Portfolio
EQ/Franklin Rising Dividends Portfolio	EQ/Small Company Index Portfolio
EQ/Goldman Sachs Growth Allocation Portfolio	EQ/T. Rowe Price Health Sciences Portfolio
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	EQ/Wellington Energy Portfolio
EQ/Intermediate Government Bond Portfolio	Multimanager Technology Portfolio
EQ/International Equity Index Portfolio

The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trust. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolios. The Trust issues Class B and Class IB shares. All share classes issued by the Trust are subject to fees for investment management, administration and other Portfolio expenses. The expenses related to each share class of the Portfolios are those borne by the specific unit classes of the Variable Investment Options.

FSA-31

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2023

1.	Organization (continued)

Under the Puerto Rico Insurance Code, the assets within the Separate Account are legally insulated from ULICO assets. The only shareholders of the Separate Account are contract holders (“Contract Owner”) of the Universal VIA Generation Growth annuity contract issued by ULICO. All Contracts are issued by ULICO and the assets of the Separate Account are the property of ULICO. However, the portion of the Separate Account’s assets attributable to the Contracts will not be charged with liabilities arising out of any other business ULICO may conduct.

The amount retained by ULICO in the Separate Account arises primarily from (1) contributions from ULICO, and (2) the portion, determined ratably, of the Separate Account’s investment results applicable to those assets in the Separate Account in excess of the net assets attributable to accumulation units. Amounts retained by ULICO are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges.

Amounts retained by ULICO in the Separate Account may be transferred at any time by ULICO to its General Account (“General Account”).

Each of the Variable Investment Options of the Separate Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. In the normal course of business, ULICO may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Separate Account. Based on experience, the risk of material loss is expected to be remote.

2.	Significant Accounting Policies

The financial statements of the Separate Account are prepared in conformity with the accounting principles generally accepted in the United States of America (“GAAP”) Accounting Standards Codification Topic 946 — Investment Companies. Because the Separate Account started operations in February 2023, the Statements of Operations and of Changes in Net Assets presented cover the period from February 21, 2023 to December 31, 2023.

Use of Estimates: In preparing the Separate Account’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Investments in shares of the Portfolios: Investments are made in shares of the Portfolios and the fair values of investments are the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the fair value of the underlying assets of the Portfolios less liabilities.

Investment Transactions and Investment Income: Investment transactions are recorded on the trade date. Dividend income and net realized gain distributions from the Portfolios are recorded and automatically reinvested in the Portfolios on the ex-dividend date. Net realized gain (loss) on investments are gains and losses on redemptions of investments in the Portfolios (determined on the identified cost basis).

Due to and Due from: Receivable/payable for policy-related transactions represent amounts due to/from ULICO’s General Account. These are primarily related to premiums, surrenders, death benefits and amounts transferred among various Portfolios by Contract Owners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

Contract Payments and Transfers: Payments received from Contract Owners represent participant contributions under the Contracts reduced by deductions and charges, as applicable. Contract Owners may allocate amounts in their individual accounts to Variable Investment Options of the Separate Account.

Transfers between Variable Investment Options are amounts that participants have directed to be moved among Portfolios. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contract Owner accounts allocated to that Variable Investment Option.

FSA-32

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2023

2.	Significant Accounting Policies (continued)

Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

3.	Investment Valuation

Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 — Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

Variable Investment Options of the Separate account have been classified as Level 1. There were no transfers between level 1, level 2 and level 3 during the year.

4.	Purchases and Sales of Portfolios

The cost of purchases and proceeds from sales of Portfolio shares for the period from February 21, 2023 to December 31, 2023 were as follows:

Variable Investment Options	Purchases	Sales
1290 VT High Yield Bond Portfolio	$83,840	$1,083
1290 VT Natural Resources Portfolio	$30,338	$36
1290 VT Real Estate Portfolio	$65,383	$2,348
1290 VT Small Cap Value Portfolio	$7,411	$51
1290 VT Smart Beta Equity ESG Portfolio	$13,768	$84

FSA-33

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2023

4.	Purchases and Sales of Portfolios (continued)

Variable Investment Options	Purchases	Sales
1290 VT Socially Responsible Portfolio	$2,581	$25
EQ/AB Dynamic Moderate Growth Portfolio	$33,871	$277
EQ/AB Short Duration Government Bond	$103,280	$293
EQ/AB Small Cap Growth Portfolio	$52,364	$1,624
EQ/Aggressive Allocation Portfolio	$194,844	$563
EQ/All Asset Growth Portfolio	$54,828	$83
EQ/American Century Mid Cap Value Portfolio	$41,835	$813
EQ/Conservative Allocation Portfolio	$29,108	$44
EQ/Emerging Markets Equity PLUS Portfolio	$4,974	$20
EQ/Equity 500 Index Portfolio	$1,085,325	$6,976
EQ/Fidelity Institutional AM® Large Cap Portfolio	$222,838	$5,136
EQ/Franklin Rising Dividends Portfolio	$300,199	$4,612
EQ/Goldman Sachs Growth Allocation Portfolio	$72,700	$2,611
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	$6,399	$43
EQ/Intermediate Government Bond Portfolio	$32,266	$248
EQ/International Equity Index Portfolio	$47,342	$119
EQ/Invesco Global Portfolio	$51,704	$1,998
EQ/Invesco Global Real Assets Portfolio	$1,993	$3
EQ/Janus Enterprise Portfolio	$221,755	$4,760
EQ/JPMorgan Value Opportunities Portfolio	$16,536	$130
EQ/Large Cap Growth Index Portfolio	$249,931	$1,200
EQ/Large Cap Value Index Portfolio	$136,514	$451
EQ/MFS International Growth Portfolio	$62,088	$517
EQ/MFS Technology Portfolio	$63,318	$234
EQ/MFS Utility Series Portfolio	$178,542	$2,814
EQ/Mid Cap Index Portfolio	$113,675	$1,612
EQ/Moderate Allocation Portfolio	$13,259	$38
EQ/Moderate-Plus Allocation Portfolio	$36,403	$186
EQ/Money Market Portfolio	$343,368	$162,242
EQ/PIMCO Global Real Return Portfolio	$1,799	$6
EQ/PIMCO Total Return ESG Portfolio	$460,953	$2,822
EQ/PIMCO Ultra Short Bond Portfolio	$28,548	$26
EQ/Small Company Index Portfolio	$39,016	$152
EQ/T. Rowe Price Health Sciences Portfolio	$26,366	$37
EQ/Wellington Energy Portfolio	$7,978	$16
Multimanager Technology Portfolio	$65,462	$282

FSA-34

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2023

5.	Expenses and Related Party Transactions

Certain officers of the Separate Account are also officers, or employees of UGI or its affiliates. None of the Separate Account’s officers receive compensation from the Separate Account.

Certain charges made directly against the net assets of the Separate Account and are reflected daily in the computation of the unit values of the Contracts are charged by ULICO. These charges are included in “Asset-based Charges” in the Statements of Operations. Under the Contracts, ULICO charges the account for the following:

Contracts	Mortality and expense charge
VIA Generation Growth	1.35%
VIA Generation Growth ADV	0.40%

6.	Contract Maintenance Charges

The following administrative charges are deducted from the Contract Owners account value as a redemption of units and are included as part of “Contract Maintenance Charges” in the Statements of Changes in Net Assets:

Administrative expenses:

Beginning with the first contract date anniversary, and administrative expenses are charged at contract anniversary date where the account value is less than $100,000. If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, the charge will be the pro rata portion for that year. The administrative expense charge by classes are as follow:

	VIA Generation Growth	VIA Generation Growth ADV
Administrative Expenses (Annual Contract Maintenance Fee)	$50	$50

Annual Tax Charge:

ULICO deducts on an annual basis from each variable account a Puerto Rico tax equal to 0.10% of the asset value of the variable account as of December 31 of each calendar year. This Puerto Rico Tax is payable to the Puerto Rico Treasury Department by Universal Life pursuant to Section 1023.01 of the Puerto Rico Internal Revenue Code of 2011, as amended (the “P.R. Code”).

The annual tax charges are deducted as unit liquidation from account value and are included in the statement of changes in net assets as part of redemptions for contract benefits and terminations.

Withdrawal charges:

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. While for VIA Generation Growth ADV class there is no withdrawal charge, the following table shows the withdrawal charge as a percentage contribution for the VIA Generation Growth class:

Withdrawal charge as a % of contributions for each year following the contribution

Year	1	2	3	4	5	6
VIA Generation Growth	7%	7%	6%	6%	5%	3%(1)

(1)	Charge does not apply in the 7th and subsequent years following contribution.

The withdrawal charges are deducted as unit liquidation from account value and are included in the statement of changes in net assets as part of redemptions for contract benefits and terminations.

FSA-35

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2023

7.	Financial Highlights

The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. The lowest and the highest contract charge represents the contract expenses that consist of mortality and expense charges. This ratio includes only those expenses that result in direct reduction to unit value. Charges made directly to Contract Owner account through the redemption of units and expenses of the respective Portfolios have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contract Owners may not have selected all available and applicable contract options. Due to the timing of the introduction of new products into the Separate Account, contract charges and related unit values and total returns represent those from the period of February 21, 2023 to December 31, 2023 and have not been annualized.

			Units	Accumulation	Investment	Total
		Unit Value	Outstanding	Unit Values	Income Ratio	Return
1290 VT High Yield Bond Portfolio
2023	Highest contract charge 1.35% Class IB	$9.16	-	-	-	10.10%
	All contract charges	-	8,830	80,895	10.08%
1290 VT Natural Resources Portfolio
2023	Lowest contract charge 0.40% Class IB	$10.08	-	-	-	0.80%
	Highest contract charge 1.35% Class IB	$10.00	-	-	-	0.00%
	All contract charges	-	2,878	28,993	4.63%
1290 VT Real Estate Portfolio
2023	Lowest contract charge 0.40% Class IB	$5.91	-	-	-	3.87%
	Highest contract charge 1.35% Class IB	$5.87	-	-	-	3.16%
	All contract charges	-	11,488	67,600	4.68%
1290 VT Small Cap Value Portfolio
2023	Highest contract charge 1.35% Class IB	$10.56	-	-	-	-7.12%
	All contract charges	-	627	6,618	12.33%
1290 VT Smart Beta Equity ESG Portfolio
2023	Highest contract charge 1.35% Class IB	$17.18	-	-	-	10.91%
	All contract charges	-	806	13,855	3.24%
1290 VT Socially Responsible Portfolio
2023	Highest contract charge 1.35% Class IB	$19.55	-	-	-	17.56%
	All contract charges	-	149	2,907	2.98%
EQ/AB Dynamic Moderate Growth Portfolio
2023	Highest contract charge 1.35% Class IB	$12.27	-	-	-	8.39%
	All contract charges	-	2,903	35,618	1.71%
EQ/AB Short Duration Government Bond
2023	Lowest contract charge 0.40% Class IB	$9.95	-	-	-	3.54%
	Highest contract charge 1.35% Class IB	$9.87	-	-	-	2.71%
	All contract charges	-	10,297	102,286	4.76%
EQ/AB Small Cap Growth Portfolio
2023	Highest contract charge 1.35% Class IB	$14.32	-	-	-	8.48%
	All contract charges	-	3,886	55,646	0.56%
EQ/Aggressive Allocation Portfolio
2023	Highest contract charge 1.35% Class IB	$9.88	-	-	-	8.10%
	All contract charges	-	19,791	195,517	11.54%

FSA-36

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2023

7.	Financial Highlights (continued)

			Units	Accumulation	Investment	Total
		Unit Value	Outstanding	Unit Values	Income Ratio	Return
EQ/All Asset Growth Portfolio
2023	Highest contract charge 1.35% Class IB	$17.85	-	-	-	7.08%
	All contract charges	-	3,078	54,927	6.02%
EQ/American Century Mid Cap Value Portfolio
2023	Highest contract charge 1.35% Class IB	$21.69	-	-	-	-2.91%
	All contract charges	-	1,731	37,538	8.28%
EQ/Conservative Allocation Portfolio
2023	Highest contract charge 1.35% Class IB	$8.28	-	-	-	4.68%
	All contract charges	-	3,569	29,538	4.28%
EQ/Emerging Markets Equity PLUS Portfolio
2023	Highest contract charge 1.35% Class IB	$8.90	-	-	-	5.20%
	All contract charges	-	570	5,074	4.41%
EQ/Equity 500 Index Portfolio
2023	Lowest contract charge 0.40% Class IB	$70.22	-	-	-	19.04%
	Highest contract charge 1.35% Class IB	$69.65	-	-	-	18.07%
	All contract charges	-	16,618	1,160,531	4.25%
EQ/Fidelity Institutional AM® Large Cap Portfolio
2023	Highest contract charge 1.35% Class IB	$50.85	-	-	-	19.39%
	All contract charges	-	4,472	227,424	4.40%
EQ/Franklin Rising Dividends Portfolio
2023	Highest contract charge 1.35% Class IB	$44.92	-	-	-	9.48%
	All contract charges	-	6,824	306,542	2.45%
EQ/Goldman Sachs Growth Allocation Portfolio
2023	Highest contract charge 1.35% Class IB	$11.48	-	-	-	11.13%
	All contract charges	-	6,606	75,854	2.46%
EQ/Goldman Sachs Moderate Growth Allocation Portfolio
2023	Highest contract charge 1.35% Class IB	$10.46	-	-	-	8.84%
	All contract charges	-	645	6,753	3.20%
EQ/Intermediate Government Bond Portfolio
2023	Highest contract charge 1.35% Class IB	$9.59	-	-	-	2.90%
	All contract charges	-	3,349	32,131	5.08%
EQ/International Equity Index Portfolio
2023	Highest contract charge 1.35% Class IB	$10.71	-	-	-	9.62%
	All contract charges	-	4,876	52,219	6.74%
EQ/Invesco Global Portfolio
2023	Highest contract charge 1.35% Class IB	$26.26	-	-	-	23.00%
	All contract charges	-	2,078	54,575	0.98%
EQ/Invesco Global Real Assets Portfolio
2023	Highest contract charge 1.35% Class IB	$15.21	-	-	-	0.13%
	All contract charges	-	137	2,090	4.54%
EQ/Janus Enterprise Portfolio
2023	Highest contract charge 1.35% Class IB	$19.76	-	-	-	-0.85%
	All contract charges	-	10,424	205,994	11.69%
EQ/JPMorgan Value Opportunities Portfolio
2023	Highest contract charge 1.35% Class IB	$19.15	-	-	-	0.58%
	All contract charges	-	831	15,918	7.56%
EQ/Large Cap Growth Index Portfolio
2023	Lowest contract charge 0.40% Class IB	$21.31	-	-	-	26.85%
	Highest contract charge 1.35% Class IB	$21.13	-	-	-	25.77%
	All contract charges	-	12,076	255,571	9.12%

FSA-37

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2023

7.	Financial Highlights (continued)

			Units	Accumulation	Investment	Total
		Unit Value	Outstanding	Unit Values	Income Ratio	Return
EQ/Large Cap Value Index Portfolio
2023	Lowest contract charge 0.40% Class IB	$10.07	-	-	-	4.79%
	Highest contract charge 1.35% Class IB	$9.98	-	-	-	3.85%
	All contract charges	-	13,108	131,208	10.06%
EQ/MFS International Growth Portfolio
2023	Lowest contract charge 0.40% Class IB	$7.36	-	-	-	3.81%
	Highest contract charge 1.35% Class IB	$7.30	-	-	-	2.96%
	All contract charges	-	8,125	59,548	8.88%
EQ/MFS Technology Portfolio
2023	Highest contract charge 1.35% Class IB	$31.43	-	-	-	40.69%
	All contract charges	-	2,265	71,204	0.00%
EQ/MFS Utility Series Portfolio
2023	Highest contract charge 1.35% Class IB	$34.35	-	-	-	-3.27%
	All contract charges	-	4,852	166,644	7.69%
EQ/Mid Cap Index Portfolio
2023	Highest contract charge 1.35% Class IB	$15.17	-	-	-	2.64%
	All contract charges	-	7,437	112,848	7.56%
EQ/Moderate Allocation Portfolio
2023	Highest contract charge 1.35% Class IB	$11.91	-	-	-	5.49%
	All contract charges	-	1,141	13,596	8.39%
EQ/Moderate-Plus Allocation Portfolio
2023	Highest contract charge 1.35% Class IB	$9.37	-	-	-	6.36%
	All contract charges	-	3,749	35,125	6.15%
EQ/Money Market Portfolio
2023	Lowest contract charge 0.40% Class IB	$1.04	-	-	-	4.00%
	Highest contract charge 1.35% Class IB	$1.03	-	-	-	3.00%
	All contract charges	-	173,727	178,659	4.46%
EQ/PIMCO Global Real Return Portfolio
2023	Highest contract charge 1.35% Class IB	$7.47	-	-	-	2.19%
	All contract charges	-	252	1,879	2.20%
EQ/PIMCO Total Return ESG Portfolio
2023	Lowest contract charge 0.40% Class IB	$9.58	-	-	-	4.70%
	Highest contract charge 1.35% Class IB	$9.51	-	-	-	3.93%
	All contract charges	-	48,813	466,526	6.21%
EQ/PIMCO Ultra Short Bond Portfolio
2023	Lowest contract charge 0.40% Class IB	$10.11	-	-	-	4.23%
	Highest contract charge 1.35% Class IB	$10.03	-	-	-	3.40%
	All contract charges	-	2,688	27,155	16.92%
EQ/Small Company Index Portfolio
2023	Highest contract charge 1.35% Class IB	$11.07	-	-	-	4.24%
	All contract charges	-	3,796	42,021	8.73%
EQ/T. Rowe Price Health Sciences Portfolio
2023	Highest contract charge 1.35% Class IB	$58.68	-	-	-	2.68%
	All contract charges	-	464	27,218	5.62%
EQ/Wellington Energy Portfolio
2023	Highest contract charge 1.35% Class IB	$4.10	-	-	-	6.49%
	All contract charges	-	1,883	7,718	5.73%
Multimanager Technology Portfolio
2023	Highest contract charge 1.35% Class IB	$32.20	-	-	-	28.24%
	All contract charges	-	1,881	60,570	9.29%

FSA-38

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2023

8.	Taxes

The operations of the Separate Account are included in the operations of ULICO. Based on the P.R. Code, ULICO does not incur any income tax on the earnings or realized capital gains attributable to the Separate Account. As a result, no charges are currently being deducted from the Separate Account for federal and Puerto Rico income tax purposes. The Separate Account concluded that there are no uncertain tax positions. Uncertain tax positions are recognized if it is “more likely than not” that the position will be sustained assuming an examination by the tax authorities.

Pursuant to Section 1023.01 of the P.R. Code, a special tax equal to 0.10% of the total asset value of the Separate Account as of December 31 of each calendar year is reported and fully paid by ULICO. This special tax is payable to the Puerto Rico Treasury Department. Special tax corresponding to the period ended December 31, 2023 amounted to $4,515 and is included in units redeemed in the accompanying Statements of Changes in Net Assets.

ULICO retains the right to charge for any state income tax that is attributable to the Separate Account.

9.	Risk and Uncertainties

Investing in the Separate Account involves certain key risks related to the Separate Account’s trading activity. Please refer to the Separate Account prospectus for further discussion of the following risks, as well as other risks of investing in the Separate Account.

Market risk: The market values of the Variable Investment Options will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, warfare conflicts, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Separate Account invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a VIO may be affected adversely and negatively impact the Separate Account’s performance.

Because ULICO’s business is written in Puerto Rico, ULICO’s insurance risk is not as diversified as the risk of a carrier that covers a broader geographical area. A natural catastrophe could cause damage to a large number of ULICO’s Contract Owners, which would result in significantly increased losses to ULICO. Management believes, however, that ULICO’s reinsurance program will reduce to a manageable level its net exposure in any such catastrophe.

Other matters: ULICO and its affiliates are parties to various legal proceedings that originated in the normal course of business. None of these proceedings would be likely to have a material adverse effect, if any, upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

10.	Subsequent Events

The Company has evaluated all subsequent events through April 29, 2024, the date the accompanying financial statements were issued. No events have occurred subsequent to December 31, 2023 that would require recognition in the financial statements.

FSA-39

Statutory-Basis Financial Statements Report of
Independent Certified Public Accountants

Universal Life Insurance Company

December 31, 2023 and 2022

Universal Life Insurance Company

Report of Independent Certified Public Accountants The Board of Directors Universal Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Universal Life Insurance Company, which comprise the statements of admitted assets, liabilities, capital and surplus and other funds as of December 31, 2023, and the related statements of operations, changes in capital and surplus and other funds and cash flows for the year then ended, and the related notes to the statutory-basis financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the financial position of Universal Life Insurance Company at December 31, 2023, and the results of its operations and its cash flows for the year then ended on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Universal Life Insurance Company at December 31, 2023, or the results of its operations or its cash flows for the year then ended.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the statutory-basis financial statements section of our report. We are required to be independent of Universal Life Insurance Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the statutory-basis financial statements, Universal Life Insurance Company prepared these statutory-basis financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of Puerto Rico, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the statutory-basis financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Prior Period Statutory-Basis Financial Statements

The statutory-basis financial statements of Universal Life Insurance Company as of and for the year ended December 31, 2022 and 2021 were audited by other auditors whose report dated May 15, 2023, expressed an unmodified opinion and an adverse opinion on those statements because of the variances between statutory accounting practices and accounting principles generally accepted in the United States of America as described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the Commonwealth of Puerto Rico. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Universal Life Insurance Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Universal Life Insurance Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Universal Life Insurance Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Kevane Grant Thornton, LLP

San Juan, Puerto Rico

April 29, 2024.

Universal Life Insurance Company

Statutory-Basis Statements of Admitted Assets, Liabilities, Capital and Surplus and Other Funds

Years Ended December 31, 2023 and 2022

	2023	2022
Admitted assets
Cash and invested assets:
Debt securities	$1,363,607,871	$1,412,273,468
Equity securities	280,014,578	270,025,731
Restricted investment	1,056,099	996,741
Cash and short-term investments	184,589,337	119,169,495
Receivable for securities	5,861	682,756
Other invested assets	33,395,165	66,369,544
Total cash and invested assets	1,862,668,911	1,869,517,735

Premiums due and unpaid	3,377,733	3,684,969
Accrued investment income	14,623,775	13,945,890
Reinsurance recoverable on paid losses and other	151,917,856	47,920,680
Receivable from parent, subsidiaries, and affiliates	52,680,026	19,918,461
Accounts receivable – other	44,413	631,790
Separate account assets	379,918,698	397,842,747
Current federal and foreign income tax	1,481,984	2,719,349
Deferred income tax asset	785,592	1,243,097
Electronic data processing equipment and software:
Net of accumulated depreciation of $4,983,750 and $3,842,178 as of December 31, 2023 and 2022, respectively	2,278,175	1,847,070
Total	$2,469,777,163	$2,359,271,788

The accompanying notes are an integral part of these statutory-basis statements.

Universal Life Insurance Company

Statutory-Basis Statements of Admitted Assets, Liabilities, Capital and Surplus and Other Funds

Years Ended December 31, 2023 and 2022

	2023	2022
Liabilities capital and surplus and other funds
Liabilities:
Policy liabilities:
Aggregate reserves for life, annuities, and accident and health policies and contracts	$720,350,636	$649,311,102
Unpaid policy and contract claims:
Life	3,472,996	3,565,626
Accident and health	1,428,837	1,163,846
Total policy liabilities	725,252,469	654,040,574
Reinsurance payable	29,610,284	16,985,210
Commissions due	1,684,371	2,378,217
Income tax payable	-	1,470
Accrued expenses and other liabilities – including expense allowances recognized in reserves of $(2,083,630) and $(2,562,303) as of December 31, 2023 and 2022, respectively	15,525,575	14,234,563
Payable to affiliates	65,816	138,301
Separate account liabilities	379,819,982	397,693,066
Funds held under reinsurance treaties	1,004,250,005	1,049,543,050
Borrowed money and interest	95,539,003	49,309,396
Payable for securities	44,716,737	-
Asset valuation reserve	35,972,827	32,848,268
Total liabilities	2,332,437,069	2,217,172,115
Capital and surplus and other funds:
Common stock, $100 par value – authorized, 100,000 shares; issued and outstanding, 25,000 shares	2,500,000	2,500,000
Gross paid-in and contributed surplus	47,391,608	22,391,608
Unassigned funds – surplus	87,448,486	117,208,065
Total capital and surplus and other funds	137,340,094	142,099,673
Total	$2,469,777,163	$2,359,271,788

The accompanying notes are an integral part of these statutory-basis statements.

Universal Life Insurance Company

Statutory-Basis Statements of Operations

Years Ended December 31, 2023, 2022 and 2021

	2023	2022	2021
Revenues:

Premiums earned:
Premiums written	$505,162,303	$460,334,962	$373,554,084
Premiums assumed	333,114	309,271	476,374
Premium ceded	(351,804,293)	(325,329,421)	(261,559,465)
Net premiums earned	153,691,124	135,314,812	112,470,993
Net investment income	85,389,883	72,987,617	63,935,449
Income from fees associated with investment management and administration of separate accounts	3,175,583	3,668,448	4,383,825
Commissions and expense allowance on reinsurance ceded	48,284,009	44,688,760	39,029,485
Other income	6,080,934	863,145	10,901,043
Total revenues	296,621,533	257,522,782	230,720,795

Losses and expenses:
Death, disability, and other benefits	109,775,948	75,402,076	50,311,843
Net increase in aggregate reserves for life, accident, and health policies and contracts	78,406,787	72,946,975	77,196,514
Commission expense	28,220,604	27,821,289	23,174,560
Other underwriting expenses	30,902,465	24,479,622	19,860,447
Aggregate write-ins for deductions	56,503,092	48,127,402	37,550,438
Total losses and expenses	303,808,896	248,777,364	208,093,802
Reserve adjustment on reinsurance ceded	(27,435,310)	(16,381,072)	(14,748,932)
Net transfers to separate accounts	45,609,328	26,375,165	23,752,152
Income before income taxes and net realized capital gains (losses)	10,986,655	18,739,511	31,630,213
Income taxes	1,737,296	1,049,504	3,098,713
Net realized capital (losses) gains – net of capital gains tax and capital (losses) gains transferred to IMR net of tax	(78,342)	(13,718)	1,672,636
Net income	$9,171,017	$17,676,289	$30,204,136

The accompanying notes are an integral part of these statutory-basis statements.

Universal Life Insurance Company

Statutory-Basis Statements of Changes in Capital and Surplus and Other Funds

Years Ended December 31, 2023, 2022 and 2021

	Common Stock	Gross Paid-in and Contributed Surplus	Unassigned Funds – Surplus	Total
Balance – January 1, 2021	$2,500,000	$22,391,608	$123,614,944	$148,506,552
Statutory net income	-	-	30,204,136	30,204,136
Changes in:
Unrealized capital losses, net of tax	-	-	(697,722)	(697,722)
Nonadmitted assets	-	-	416,555	416,555
Changes in Surplus in Separate Accounts	-	-	23,727	23,727
Asset valuation reserve	-	-	(14,142,475)	(14,142,475)
Dividend to stockholder	-	-	(6,000,000)	(6,000,000)
Aggregate write-ins for losses in surplus	-	-	(1,923,607)	(1,923,607)
Balance – December 31, 2021	2,500,000	22,391,608	131,495,558	156,387,166

Statutory net income	-	-	17,676,289	17,676,289
Changes in:
Unrealized capital losses, net of tax	-	-	(7,307,939)	(7,307,939)
Nonadmitted assets	-	-	(12,561,442)	(12,561,442)
Changes in Surplus in Separate Accounts	-	-	(171,851)	(171,851)
Asset valuation reserve	-	-	(1,922,550)	(1,922,550)
Dividend to stockholder	-	-	(10,000,000)	(10,000,000)
Balance – December 31, 2022	2,500,000	22,391,608	117,208,065	142,099,673

Statutory net income	-	-	9,171,017	9,171,017
Changes in:
Unrealized capital gains, net of tax	-	-	1,830,022	1,830,022
Nonadmitted assets	-	-	(29,085,094)	(29,085,094)
Changes in Surplus in Separate Accounts	-	-	(50,964)	(50,964)
Asset valuation reserve	-	-	(3,124,560)	(3,124,560)
Paid in Surplus	-	25,000,000	-	25,000,000
Dividend to stockholder	-	-	(8,500,000)	(8,500,000)
Balance – December 31, 2023	$2,500,000	$47,391,608	$87,448,486	$137,340,094

The accompanying notes are an integral part of these statutory-basis statements.

Universal Life Insurance Company

Statutory-Basis Statements of Cash Flow

Years Ended December 31, 2023 and 2022

	2023	2022
Cash flows from operating activities:

Premiums collected – net of reinsurance	$156,812,728	$133,608,317
Investment income received	83,751,159	71,101,723
Miscellaneous income received	57,117,430	44,751,126
Death, disability, and other benefits paid	(238,019,990)	(113,191,932)
Net transfers from separate accounts	46,127,438	27,892,299
Federal and foreign income taxes paid	(160,916)	(2,329,381)
Commissions and other underwriting expenses paid	(114,221,917)	(104,588,361)
Net cash (used in) provided by operating activities	(8,594,068)	57,243,791

Cash flows from investing activities:
Proceeds from sales and redemptions of investments	215,849,560	126,900,826
Cost of investments acquired	(82,342,541)	(232,717,478)
Net cash provided by (used in) used in investing activities	133,507,019	(105,816,652)

Cash flows from financing and miscellaneous sources:
Borrowed funds received (paid)	46,229,607	14,246,174
Net deposits on deposit-type contracts and other insurance liabilities	180,640	111,666
Dividends paid	(8,500,000)	(10,000,000)
Other cash (used) provided	(97,403,356)	14,931,824
Net cash (used in) provided by financing and miscellaneous sources	(59,493,109)	19,289,664
Net change in cash and short-term investments	65,419,842	(29,283,197)

Cash and short-term investments – beginning of year	119,169,495	148,452,692
Cash and short-term investments – end of year	$184,589,337	$119,169,495

The accompanying notes are an integral part of these statutory-basis statements.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

(1)	Organization and summary of significant accounting policies:

(a)	Organization and operations -

Universal Life Insurance Company (Universal Life or the Company) was incorporated on April 16, 1993, under the name of Eastern America Life Insurance Company and changed its name to Universal Life in 1997. During 2012, Universal Group, Inc. (UGI) transferred 100% of the Company’s outstanding common stock to Universal Insurance Company (the Parent Company or Universal Insurance), which is a wholly owned subsidiary of UGI. This transfer was approved by the Office of the Commissioner of Insurance of the Commonwealth of Puerto Rico (the Commissioner) on June 27, 2012.

Universal Life is engaged in the life, annuity, and accident and health insurance business, generating the majority of its business from annuities and life policies. Universal Life operates under the provisions of the Puerto Rico Insurance Code (the PR Insurance Code) and is subject to the regulations issued by the Commissioner.

(b)	Basis of accounting -

The accompanying statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Commissioner, which vary in certain respects from U.S. generally accepted accounting principles (GAAP). Prescribed statutory accounting practices include National Association of Insurance Commissioners’ statutory accounting practices (NAIC SAP) that do not conflict with the PR Insurance Code and administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

Accounting practices and procedures prescribed or permitted by the Commissioner comprise a comprehensive basis of accounting other than GAAP. The main significant differences with GAAP are as follows:

(i)	Under NAIC SAP, investments in debt securities are generally carried at amortized cost or at the lower of amortized cost or fair value depending on the NAIC rating, whereas under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

(ii)	Investments in redeemable preferred stock are generally carried at cost or at the lower of amortized cost or fair value depending on the NAIC rating, whereas under GAAP, these preferred stocks are reported at fair value.

(iii)	Acquisition costs, such as commissions and other costs related to acquiring new business are expensed as incurred, while under GAAP, they are deferred and amortized to income as premiums are earned or in relation to estimated gross profits.

(iv)	Statutory policy reserves are based on mortality and interest assumptions prescribed or permitted by statutes, without consideration of withdrawals. Statutory policy reserves generally differ from policy reserves under GAAP, which are based on the Company’s estimates of mortality, interest, and withdrawals. The effect, if any, on reserves due to a change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gain from operations.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

(v)	Asset valuation reserves (AVR) and interest maintenance reserves (IMR) are established in the statutory-basis financial statements only.

(vi)	Assets are reported under statutory accounting principles at “admitted-asset” value and “nonadmitted” assets are excluded through a charge against surplus, while under GAAP, “nonadmitted assets” are reinstated to the balance sheet, at their net realizable value.

(vii)	Reinsurance recoverable on unpaid losses is reported as a reduction of policy benefits and other insurance reserves, while under GAAP, they are reported as an asset.

(viii)	The statement of cash flows is presented in accordance with guidelines established by the NAIC and the Commissioner, whereas GAAP emphasizes the changes in cash and cash equivalents and requires that cash flow activity be reported under the captions of operating, investing, and financing activities.

(ix)	Under NAIC SAP, deferred taxes are provided for differences between the statutory and tax bases of assets and liabilities with certain limitations as to the amount of deferred tax assets that may be reported as “admitted assets,” and changes in deferred taxes are recognized as a separate component in surplus, whereas under GAAP, a provision is made for differences between the financial reporting and tax bases of assets and liabilities, and changes in deferred taxes are generally recognized through current operations.

(x)	Comprehensive income and its components are not presented in the statutory-basis financial statements.

(xi)	Under NAIC SAP loans made by a reporting entity to its parent or principal owner shall be admitted if approval for the transaction has been obtained from the domiciliary commissioner and the loan or advance is determined to be collectible based on the parent or principal owner’s independent payment ability. However, as prescribed by the PR Insurance Code, it allows life insurers companies to recognize such transactions without the requirement of approval as long as they fall below a threshold consisting of 3% of the insurer’s admitted assets as of the 31st day of December next preceding, according to Chapter 44, Section 4406 a), (2), (A), (ii).

The Commissioner of Insurance requires that insurance companies domiciled in Puerto Rico prepare their statutory-basis financial statements in accordance with SAP subject to any deviations prescribed or permitted by the Commissioner.

There is no difference between the Company’s net income as reported in the accompanying statutory-basis financial statements and NAIC SAP.

The years “2023”, “2022” and “2021” refer to the years ended December 31, 2023, 2022 and 2021, respectively.

In 2023, 2022 and 2021, the Company was in compliance with the Risk Based Capital (RBC) requirements and would have been in such compliance if it had not used the above prescribed practice.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

(c)	Use of estimates -

The preparation of statutory-basis financial statements in conformity with accounting principles prescribed or permitted by the Commissioner requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory-basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(d)	Investments -

Bonds other than loan-backed securities and structured securities are stated at amortized cost and any premium or discount is amortized to income using the effective interest method. Bonds in or near default (NAIC designation 6) are stated at the lower of amortized cost or fair value.

Loan-backed securities and structured securities, excluding residual tranches or interests, are stated at amortized cost and any premium or discount is amortized to income using the interest method, including anticipated prepayments at the date of purchase. Loan-backed securities and structured securities in or near default (NAIC designation 6) are stated at the lower of amortized cost or fair value. Changes in prepayment speeds and estimated cash flows from the original purchase assumptions are evaluated quarterly. For high-credit quality loan-backed securities and structured securities (those rated AA or above at the date of acquisition), projected future cash flows are updated quarterly, and the amortized cost and effective yield of the security are adjusted to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to investment income in accordance with the retrospective method. The prospective-yield method is used for securities that are not of high-credit quality and for securities that have potential for loss of a portion of the original investments.

Unaffiliated common stocks are carried at fair value. The change in the fair value is recorded as a change in net unrealized capital gains (losses), a component of unassigned funds-surplus. Redeemable preferred stocks are carried at cost, at the lower of cost or amortized cost, or fair value, depending on the assigned credit rating and whether the preferred stock has mandatory sinking fund provisions.

Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost, which approximates fair value.

Investment income consists primarily of interest and dividends. Interest is recognized on the accrual basis and dividends are recorded as earned at the ex-dividend date. Accrual of income is suspended for bonds that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on the specific identification basis and are recorded in earnings.

Declines in the fair value of invested assets below cost are evaluated for other-than-temporary impairment (OTTI) losses on a quarterly basis. Impairment losses for declines in fair value of debt and equity securities below cost attributable to issuer-specific events are based upon all relevant facts and circumstances for each investment and are recognized when appropriate in accordance with NAIC SAP and related guidance. For debt securities other than loan-backed securities and structured securities with unrealized losses due to market conditions or industry-related events where the Company has the positive intent and ability to hold the investment for a period of time sufficient to allow a market recovery or to maturity, declines in fair value below cost are assumed to be temporary.

When a bond (other than loan-backed securities and structured securities), preferred stock, or common stock is deemed to be other-than-temporarily impaired, the difference between the investments’ amortized cost and its fair value is recognized as a net realized capital loss and reported in net income (loss).

The new cost basis of an impaired security is not adjusted for subsequent increases in fair value. In periods subsequent to the recognition of an OTTI, the impaired bond is accounted for as if it had been purchased on the

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into investment income in future periods based on the prospective changes in cash flow estimates to reflect adjustments to the effective yield.

An other-than-temporary loss on loan-backed and structured securities is recognized in net income when it is anticipated that the amortized cost will not be recovered. The entire difference between the loan-backed or structured security’s amortized cost and its fair value is recognized in net income only when the Company (a) has the intent to sell the security or (b) it does not have the intent and ability to hold the security to recovery. If neither of these two conditions exists, a realized loss would be recognized in net income for the difference between the amortized cost basis of the security and the net present value of projected future cash flows expected to be collected. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the loan-backed or structured security prior to impairment.

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, and recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer, credit enhancements, and other third-party guarantees. In addition, other information, such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed-income securities, and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

For the non-agency mortgage-backed securities (Non-Agency MBS) portfolio, the Company updates cash flow projections quarterly. The projections are done for each security based upon the evolution of prepayment, delinquency, and default rates for the pool of mortgages collateralizing each security, and the projected impact on the course of future prepayments, defaults, and loss in the pool of mortgages, but do not include market prices. As a result, forecasts may change from period to period and additional impairments may be recognized over time as a result of deterioration in the fundamentals of a particular security or group of securities and/or a continuation of heightened mortgage defaults for a period longer than the assumptions used for the forecasts. Both qualitative and quantitative factors are used in creating the Company’s Non-Agency MBS cash flow models. As such, any estimate of impairments is subject to the inherent limitation on the Company’s ability to predict the aggregate course of future events. It should, therefore, be expected that actual losses may vary from any estimated losses and the Company may recognize additional other-than-temporary losses.

(e)	Separate accounts -

The Company has established nonguaranteed separate accounts with varying investment objectives, which are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate account assets are invested in underlying mutual funds and are stated at fair value. The liability for nonguaranteed separate accounts represents contract holders’ interest in the separate account assets, including accumulated net investment income and realized and unrealized gain and losses on those assets.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

Separate accounts are carried at fair value. Purchase payments or transfers allocated to subaccounts are accounted for in accumulation unit values (AUV). AUV are determined by calculating the net investment factor for the underlying mutual funds in the applicable subaccount for the current valuation period and multiplying that result with the AUV determined on the previous valuation period. Universal Life uses the net investment factor as a way to calculate the investment performance of subaccounts from valuation period to valuation period. Gains and losses realized and unrealized are recorded as net investment income in the separate accounts.

Net transfers to separate accounts consist of funds received from policyholders, less surrenders and/or withdrawals, and the change in the expense allowance. The reserve adjustments on reinsurance ceded consists of the reinsurance effect of the funds received from policyholders, less surrenders, and/or withdrawals.

(f)	Premiums and related commissions -

Life premiums are recognized as income over the premium-paying period of the related policies. Accident and health premiums are earned ratably over the terms of the related insurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including acquisition costs, such as sales commissions, are charged to operations as incurred.

(g)	Aggregate reserves for life, annuities, and accident and health policies and contracts -

The Credit Life aggregate reserve is computed using the following valuation tables and interests:

Effective Year	Valuation Table and Interest
2012-2013	120% 2001 CSO 3.75% ALB
2014	120% 2001 CSO 4.00% ALB
2015-2016	120% 2001 CSO 3.75% ALB
2017-2018	120% 2001 CSO 3.50% ALB
2019	120% 2001 CSO 3.75% ALB
2020	120% 2001 CSO 3.25% ALB
2021	120% 2001 CSO 3.00% ALB
2022	120% 2001 CSO 3.25% ALB
2023	120% 2001 CSO 4.25% ALB

The reserve for credit disability is calculated using the mean of the “pro rata” and the Rule of 78. Policy reserves for group life and health and accident insurance include claim reserves and unearned premiums.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

For Ordinary Life products the aggregate reserves are computed using the following valuation tables and interests:

Valuation Table and Interest
2002-2005 1980 CSO 50% Male 4.5% ALB CRVM
2006-2012 2001 CSO 4.00% ALB Gender distinct CRVM
2013-2020 2001 CSO 3.50% ALB Gender distinct CRVM
2021-2023 2001 CSO 3.00% ALB Gender distinct CRVM

Annuity reserves are based on statutory mortality, morbidity and interest requirements, without consideration of future withdrawals. Virtually all annuity reserves are calculated on the modified-reserve basis, which partially offsets the effect of immediately charging policy acquisition costs for commission expense. Annuity reserves are computed using assumed interest and valuation methods that will provide, in aggregate, reserves that are greater than the minimum valuation required by law and the guaranteed policy cash values.

Reserves for fixed and equity deferred annuities are based on the A2000 mortality table gender distinct and Commissioners’ Annuity Reserve Valuation Method (“CARVM”) with assumed interest rates ranging from 3.00% to 5.00%.

Reserves for group annuities are based on A2000 mortality table gender distinct and Commissioners Annuity Reserve Valuation Method (“CARVM”) with assumed interest rates ranging from 3.00% to 5.00%.

(h)	Reinsurance -

Universal Life seeks to reduce the loss that may arise from catastrophic or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with reinsurers. Amounts recoverable from reinsurance are estimated in a manner consistent with the claim liability associated with the reinsured policy. The Company is not relieved of its primary obligation to the policyholder in a reinsurance transaction.

(i)	Unpaid policy and contract claims -

The liabilities for unpaid policy and contract claims are based on case-basis estimates for reported claims, and on estimates, based on experience, for incurred but not reported claims and claim expenses. Such liabilities are necessarily based on estimates and, while management believes that the amount is adequate, the ultimate liability may be in excess of or less than the amounts provided. Such estimates are periodically reevaluated and any adjustments, as subsequently determined, are reflected in the current period’s operations.

(j)	AVR and IMR -

Universal Life established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on Universal Life’s holding of mortgages, investments in real estate, bonds, stocks, and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains and losses, other than those resulting from interest rate changes, are added, or charged to the AVR. The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments, which result from interest rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the original investment.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

(k)	Electronic data processing equipment and software -

Electronic data processing equipment is carried at cost, less accumulated depreciation using the straight-line method over the estimated useful lives of the assets, which have been established at three years. Depreciation and amortization expense related to electronic data processing equipment and software amounted to $1,141,572, $815,427, and $591,168 for the years ended December 31, 2023, 2022 and 2021, respectively, and are included as part of the Statements of Admitted Assets, Liabilities, Capital and Surplus and Other Funds.

(l)	Guaranty fund assessments -

Pursuant to the PR Insurance Code, Universal Life is a member of the Puerto Rico Insurance Guaranty Association for Life, Disability, and Health Insurance. As a member, Universal Life is required to provide funds for the settlement of claims and reimbursement of unearned premiums of insurance policies issued by insolvent insurance companies. Universal Life accrues guaranty fund assessments when it is probable that an assessment liability has been incurred and the amount of loss can be reasonably estimated. During 2023 and 2022, no assessments or accrual for possible future assessments were made.

(m)	Fair values of financial instruments -

The following methods and assumptions were used by Universal Life in estimating the fair values of financial instruments:

Debt and Equity Securities – The fair values for debt and equity securities are obtained using the NAIC Purposes and Procedures Securities Valuation Office Manual, and the designation assigned in the NAIC Valuation of Securities product prepared by the NAIC Securities Valuation Office (SVO). For debt and equity securities not actively traded and/or not valued by the NAIC SVO, fair values are based upon quoted prices, if available. If quoted prices are not available, fair values are measured using independent pricing models or other model-based valuation techniques, such as discounted cash flow methodologies; adjusted for the security’s credit rating; prepayment assumptions; and other factors, such as credit loss assumptions.

Restricted Investment and Cash and Short-Term Investments – The carrying amounts for these instruments approximate their fair values given their short-term maturity.

Securities Sold under Agreements to Repurchase – The carrying amounts of these instruments approximate their fair values due to their short-term nature and type of collateral structure provided as part of the agreement.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

(2)	Investment securities:

The amortized cost, gross unrealized gains, gross unrealized losses, and fair value cost of investment securities as of December 31, 2023 and 2022 are as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2023	Cost	Gains	Losses	Value
Debt securities – bonds and notes:
U.S. government and its agencies and authorities	$66,832,050	$106,359	$2,972,981	$63,965,428
States, municipalities, and political subdivisions	356,868,639	741,349	37,114,276	320,495,712
Industrial and miscellaneous	366,987,595	599,714	38,943,988	328,643,321
Mortgage-backed and asset-backed securities	574,812,431	439,040	92,707,948	482,543,523
Total debt securities	1,365,500,715	1,886,462	171,739,193	1,195,647,984
Equity securities:
Mutual funds	6,561,305	264	776,206	5,785,363
Common stocks	5,292,494	3,688,159	-	8,980,653
Preferred stocks	289,535,046	759,770	25,388,257	264,906,559
Total equity securities	301,388,845	4,448,193	26,164,463	279,672,575
Total	$1,666,889,560	$6,334,655	$197,903,656	$1,475,320,559

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2022	Cost	Gains	Losses	Value
Debt securities – bonds and notes:
U.S. government and its agencies and authorities	$66,922,040	$-	$4,456,551	$62,465,489
States, municipalities, and political subdivisions	366,489,764	312,817	49,597,687	317,204,894
Industrial and miscellaneous	397,720,766	62,968	56,682,589	341,101,145
Mortgage-backed and asset-backed securities	582,005,186	474,525	90,214,826	492,264,885
Total debt securities	1,413,137,756	850,310	200,951,653	1,213,036,413
Equity securities:
Mutual funds	6,546,777	16	1,025,887	5,520,906
Common stocks	5,332,839	1,866,683	49,550	7,149,972
Preferred stocks	292,454,163	545,508	40,465,807	252,533,864
Total equity securities	304,333,779	2,412,207	41,541,244	265,204,742
Total	$1,717,471,535	$3,262,517	$242,492,897	$1,478,241,155

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

The Company’s investments’ fair value and gross unrealized losses aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, as of December 31, 2023 and 2022, are as follows:

	2023
	Less than 12 Months		12 Months or Greater		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Description of Securities	Value	Losses	Value	Losses	Value	Losses
Debt securities - bonds and notes:
U.S. government and its agencies and authorities	$6,488,170	$16,670	$55,524,746	$2,956,311	$62,012,916	$2,972,981
States, municipalities, and political subdivisions	10,544,118	217,814	279,951,786	36,896,462	290,495,904	37,114,276
Industrial and miscellaneous	55,572,495	3,048,878	251,206,230	35,895,110	306,778,725	38,943,988
Mortgage-backed and asset-backed securities	34,940,880	843,541	413,715,480	91,864,407	448,656,360	92,707,948
Total debt securities	107,545,663	4,126,903	1,000,398,242	167,612,290	1,107,943,905	171,739,193
Equity securities – mutual funds	-	-	5,776,056	776,206	5,776,056	776,206
Equity securities – preferred stocks	27,325,225	3,473,230	207,693,800	21,915,027	235,019,025	25,388,257
Total	$134,870,888	$7,600,133	$1,213,868,098	$190,303,523	$1,348,738,986	$197,903,656

	2022
	Less than 12 Months		12 Months or Greater		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Description of Securities	Value	Losses	Value	Losses	Value	Losses
Debt securities - bonds and notes:
U.S. government and its agencies and authorities	$38,972,031	$1,634,651	$23,493,458	$2,821,900	$62,465,489	$4,456,551
States, municipalities, and political subdivisions	248,757,473	34,904,973	51,869,247	14,692,714	300,626,720	49,597,687
Industrial and miscellaneous	231,520,061	40,103,719	46,429,386	16,578,870	277,949,447	56,682,589
Mortgage-backed and asset-backed securities	214,513,801	33,665,132	252,387,863	56,549,694	466,901,664	90,214,826
Total debt securities	733,763,366	110,308,475	374,179,954	90,643,178	1,107,943,320	200,951,653
Equity securities – mutual funds	784,800	243,766	4,735,056	782,121	5,519,856	1,025,887
Equity securities – common stocks	1,050,650	49,550	-	-	1,050,650	49,550
Equity securities – preferred stocks	199,551,018	35,949,835	25,164,133	4,515,972	224,715,151	40,465,807
Total	$935,149,834	$146,551,626	$404,079,143	$95,941,271	$1,339,228,977	$242,492,897

The number of individual securities that have been in a continuous loss position, by investment category and by length of time, as of December 31, 2023 and 2022, are as follows:

	2023			2022
	Less than	12 Months		Less than	12 Months
Description of Securities	12 Months	or Greater	Total	12 Months	or Greater	Total
Debt securities – bonds and notes:
U.S. government and its agencies and authorities	15	105	120	65	32	97
States, municipalities, and political subdivisions	12	335	347	330	45	375
Industrial and miscellaneous	7	298	305	287	43	330
Mortgage-backed and asset-backed securities	17	286	303	169	137	306
Total debt securities	51	1,024	1,075	851	257	1,108
Equity securities – mutual funds	0	35	35	3	26	29
Equity securities – common stocks	0	0	0	3	0	3
Equity securities – preferred stocks	11	123	134	135	19	154
Total	62	1,182	1,244	992	302	1,294

In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not recognize an impairment since it has the ability and intent to hold these investments until recovery.

The Company recorded OTTI losses on equity securities amounting to $39,300 and $115,156 during 2023 and 2022 respectively. The Company has no OTTI losses recorded on equity securities during 2021.

The Company recorded OTTI losses on debt securities amounting to $535,390 during 2023. The Company has no OTTI losses recorded on equity securities, or debt securities during 2022 and 2021.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

The table below presents a roll forward of the cumulative credit loss component of the OTTI loss recognized in earnings on debt securities still held by the Company at December 31, 2023, 2022 and 2021:

	2023	2022	2021
Balance – beginning of year	$-	$-	$-
Impairment – OTTI recognized on securities not previously impaired	535,390	-	-
Additional impairment – OTTI recognized on securities previously impaired	-	-	-
Reduction – due to sales (or maturities, pay downs, or prepayments) during the period of securities previously OTTI	-	-	-
Balance – end of year	$535,390	$-	$-

The amortized cost and fair value of investment securities with fixed maturities at December 31, 2023, by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Fair
Investments Maturing Within	Cost	Value
One year	$45,163,848	$44,643,155
After one to five years	202,016,277	194,082,037
After five to ten years	111,988,281	102,671,614
Ten years and over	530,526,439	459,398,722
No maturity	4,552,579	3,862,649
Mortgage-backed securities	471,253,291	390,989,807
Total	$1,365,500,715	$1,195,647,984

Net investment income for the years ended December 31, 2023, 2022 and 2021 is summarized as follows:

	2023	2022	2021
Debt securities	$68,290,533	$58,462,994	$42,134,303
Equity securities	14,140,797	13,351,104	16,828,337
Other invested assets	171,550	929,905	4,522,076
Interest-bearing deposits	26,143	2,670	5,304
IMR amortization	(45,924)	38,151	145,372
Other	2,806,784	202,793	172,941
Investment income recognized as a result of prepayment penalties	-	-	127,116
Total	$85,389,883	$72,987,617	$63,935,449

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

Proceeds from the sale of investments and the net realized capital gains/(losses) – net of capital gains tax and transfers to IMR for the years ended December 31, 2023, 2022 and 2021 were as follows:

	2023	2022	2021
Proceeds from sales	$139,275,742	$65,788,583	$229,777,258

Gross realized capital gains	$30,580,545	$1,073,555	$5,795,185
Gross realized capital losses	(5,932,471)	(2,200,076)	(1,486,879)
OTTI	(574,690)	(115,156)	(358,474)
AVR gains ceded to reinsurer	(24,540,582)	-	(8,223)
Transfer to IMR	426,799	1,253,319	(1,761,196)
Net realized capital (losses) gains	(40,399)	11,642	2,180,413
Less capital gains tax:
Provision for capital (losses) gains income taxes	(1,106,721)	(225,304)	860,176
Capital gains (losses) tax transferred to IMR	1,144,664	250,664	(352,399)
Capital gains tax – net	37,943	25,360	507,777
Net realized capital gains (losses) – net of capital gains tax	$(78,342)	$(13,718)	$1,672,636

As of December 31, 2023 and 2022, the Company had deposited investments with the Commissioner of Insurance of Puerto Rico (OCS, in its Spanish acronym) as follows:

Description of Securities	2023	2022
Debt securities:
Short-term investments – certificates of deposit	$1,594,460	$1,594,460

These securities continue to be owned by the Company, but their use is restricted based on the provisions of the PR Insurance Code.

(3)	Other invested assets:

During 2013, the Company acquired from the Parent Company a note receivable from a third party for its book value of $4,971,600. The Note receivable represents an interest-earning advance made to an unrelated borrower at terms negotiated between the parties. The note receivable matures in 2033, bears interest at a rate of 5.30%, and is collateralized by real estate and lease agreements. The note receivable is presented in the accompanying Statutory-Basis Statement of Admitted Assets, Liabilities, Capital and Surplus and Other Funds (“Balance Sheet”), at its outstanding principal balance as part of other invested assets. Interest income on note receivable is recorded using the interest method. The note receivable is presented in the accompanying balance sheet as part of other invested assets with a book adjusting carrying value of $5,038,206.

The credit quality for the note receivable is evaluated on an individual loan basis. As there is only one note receivable, management has the ability to oversee the credit quality of this loan on a monthly basis. The note receivable is classified as impaired whenever there is a delay on payment of more than 90 days. The Company periodically assesses the financial condition and future prospects of the borrower, as well as the borrowers’ payment history to determine whether an allowance for credit losses is necessary. As of December 31, 2023 and 2022, there is no allowance for credit losses as the amount of estimated probable losses was not significant.

During 2018, the Company acquired private placement-limited partnership from a third party for its book value of $10,000,000. The limited partnerships are presented in the accompanying Balance Sheet as part of other invested assets. The limited partnership interest with a book adjusting carrying value of $11,551,727.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

During 2021, the Company acquired a surplus note from a third party for its book value of $1,173,750. The surplus note is presented in the accompanying Balance Sheet as part of other invested assets with a book adjusting carrying value of $1,160,194.

During 2021, the Company acquired a surplus note from a third party for its book value of $1,073,750. The surplus note is presented in the accompanying Balance Sheet as part of other invested assets with a book adjusting carrying value of $1,069,590.

During 2022, the Company acquired a surplus note from a third party for its book value of $569,400. The surplus note is presented in the accompanying Balance Sheet as part of other invested assets with a book adjusting carrying value of $565,583.

During 2019, the Company acquired, as part of the reinsurer under the provisions of funds withheld accounts, as disclosed in Note 7 – Reinsurance, a surplus note from a third party for its book value of $13,872,876. The surplus note is presented in the accompanying balance sheet as part of other invested assets with a book adjusting carrying value of $13,803,854.

During 2019, the Company acquired, as part of the reinsurer under the provisions of funds withheld accounts, as disclosed in Note 7 – Reinsurance, a partnership interest from a third party for its book value of $20,000,000. The membership interest is presented in the accompanying balance sheet as part of other invested assets. The partnership interest is presented in the accompanying statutory-basis balance sheet as part of other invested assets with a book adjusting carrying value of $206,011.

During 2023 and 2022, the Company recorded no OTTI loss on alternative investments. During 2021, the Company recorded an OTTI loss of $358,474 on alternative investments.

(4)	Borrowed money and interest:

The Company uses margin accounts to enhance investment portfolio income through leverage strategies and to access short-term funding. As of December 31, 2023 and 2022, the margin account balance amounted to $33,253,108 and $13,280,295 respectively. This account was used to fund intercompany short-term notes. Funding cost of the margin account was 6.06% and 2.28% during 2023 and 2022, which was calculated on the daily balance.

On December 9, 2022, ULICO entered into a $30,000,000 revolving credit facility with a maturity date of November 1, 2023. The credit facility was renewed with a current maturity date of December 1, 2024. Under the revolving credit facility, interest is payable in arrears on a monthly basis, calculated based on the Secured Overnight Financing Rate (SOFR) in effect on the first day of each calendar month plus 2.5% on the basis of a year of 360 days and for the number of actual days elapsed. ULICO had an outstanding balance under the revolving credit facility of $21,930,000 and $15,430,000 as of December 31, 2023 and 2022, respectively. The credit facility was collateralized by investment securities in the amount of $47,883,043 and $47,334,519 as of December 31, 2023 and 2022, respectively. The credit facility contains various affirmative and negative covenants, including financial and nonfinancial covenants. At December 31, 2023 and 2022, the Company was in compliance with financial covenants. Total interest incurred related to this revolving credit facility for the years ended December 31, 2023 and 2022 amounted to $1,541,527 and $0, respectively.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

(5)	Securities sold under agreements to repurchase:

Securities sold under agreements to repurchase (repurchase agreements) amounted to $40,273,488 and $20,550,000 as of December 31, 2023 and 2022 respectively. The borrowings bear interest at a range from 4.65% to 5.95% and 0.32% to 4.84% on 2023 and 2022 respectively. These securities generally mature within 30 days to 90 days from the transaction date. These amounts are included within Borrowed Money and Interest in the Statutory-Basis Statements of Admitted Assets, Liabilities, Capital and Surplus and Other Funds.

Additional information related to repurchase agreements as of December 31, 2023 and 2022, were as follows:

	2023	2022
Maximum aggregate balance of repurchase agreements outstanding during the year	$55,084,008	$52,753,000
Repurchase agreement balance at year end	$40,273,488	$20,550,000
Securities underlying repurchase agreements:
U.S. Government and its agencies and authorities carrying value of underlying collateral	$43,887,102	$21,579,897
Fair value of underlying collateral	$42,657,694	$20,413,073

Accrued interest as of December 31, 2023 and 2022 amounted to $82,407 and $49,101 respectively.

Universal Life may be required to provide additional collateral based on the fair value of the underlying securities.

(6)	Related-party transactions:

The Company is a member of a group of affiliated companies. The Company has significant transactions with members of the affiliated group at terms arranged by management of the affiliated group, and accordingly, the statutory-basis financial statements may not necessarily be indicative of the condition that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

In the normal course of business, related entities provide management and other services to Universal Life. Universal Life also reimburses related entities for expenses incurred on its behalf.

The Company entered into an agreement on March 1, 2007, with Universal Financial Services, Inc. (UFS), to provide investment advisory services. Investment advisory services provided by UFS during the years ended December 31, 2023, 2022 and 2021 amounted to $382,706, $436,906 and $526,513, respectively. The Company also entered into an agreement on March 1, 2007, with UFS to sell variable annuity products. Commission expenses charged by UFS during the years ended December 31, 2023, 2022 and 2021, amounted to $28,734, $38,634 and $23,278, respectively.

The Company provides administrative services to UFS pursuant to an administrative services agreement. During 2023, 2022 and 2021, the Company charged fees to UFS for these services in the amount of $215,400, $210,000 and $210,000, respectively.

During December 2022, the Company issued short-term note receivable to its ultimate parent company, Universal Group, Inc. of $13.4 million. The note was partially repaid during December 2022. The interest rate is calculated based on the Secured Overnight Financing Rate (SOFR) plus 2.5% on the basis of a year of 360 days and for the number of actual days elapsed on the basis of a year of 360 days and for the number of actual days elapsed, and servicing fees of 0.125%. During December 2023, this short-note was renewed maturing in December 31, 2024. As of December 31, 2023 and 2022, the loan amounted to $7.9 million and is presented as part of intercompany receivable within the accompanying statutory-basis statement of admitted assets, liabilities, and capital and surplus and other funds.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

During November 2023, the Company issued a short-term note receivable to its ultimate parent company, Universal Group, Inc. of $2 million. The interest rate is calculated based on the Secured Overnight Financing Rate (SOFR) in effect the first day of each calendar month. The loan is presented as part of intercompany receivable within the accompanying statutory-basis statement of admitted assets, liabilities, and capital and surplus and other funds as of December 31, 2023.

During December 2023, the Company issued a short-term note receivable to its ultimate parent company, Universal Group, Inc. of $939 thousand. The interest rate is calculated based on the Secured Overnight Financing Rate (SOFR) in effect the first day of each calendar month. The loan is presented as part of intercompany receivable within the accompanying statutory-basis statement of admitted assets, liabilities, and capital and surplus and other funds as of December 31, 2023.

These transactions did not exceed the threshold established in Chapter 44, Section 4406 a), (2), (A), (ii) of the PR Insurance Code.

During December 2022, the Company issued a short-term note receivable to Universal Holding North America, Inc. of $10.5 million. The note matured in December 2023. The interest rate is calculated based on SOFR in effect the first day of each calendar month plus 2.5% on the basis of a year of 360 days and for the number of actual days elapsed on the basis of a year of 360 days and for the number of actual days elapsed, and servicing fees of 0.125%. As of December 31, 2022, the loan amounted to $7.5 million and is presented as part of intercompany receivable within the accompanying statutory-basis statement of admitted assets, liabilities, and capital and surplus.

The amounts due to and from related entities as of December 31, 2023 and 2022 were as follows:

	2023	2022
Due from:
Universal Finance, Inc.	$16,186	$17,328
Universal Insurance Company	23,602,928	-
Universal Holdings of North America, Inc.	176,898	7,529,297
Point Guard Insurance Company, Inc.	726	140,097
Universal Insurance Group, Inc.	28,883,288	12,231,739
Total	$52,680,026	$19,918,461

Due to:
Universal Finance, Inc.	$25,000	$-
Universal Insurance Company	-	123,064
Eastern America Insurance Agency	2,143	-
Universal Financial Services, Inc.	38,673	15,237
Total	$65,816	$138,301

(7)	Reinsurance:

Universal Life ceded insurance to reinsurers during the year under various agreements, which cover mostly annuities, life, accident, and health insurance risks. These reinsurance arrangements provide greater diversification of business and minimize the Company’s exposure arising from large or volume-related risks, although they do not discharge the primary liability of Universal Life as direct insurer of the risks reinsured. Universal Life evaluates the financial strength of reinsurers and continually monitors the financial condition of reinsurers. At December 31, 2023 and 2022, reinsurance recoverable on paid losses associated with the largest single reinsurer amounted to approximately $661,650 and $295,909, respectively. The Company does not carry reinsurance for its credit life business.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

Effective January 1, 2006, the Company entered into an agreement to reinsure individual term-life coverage. The form of reinsurance is on an excess of loss basis with retention of the first $50,000 and ceded up to $500,000.

Effective March 1, 2007, the Company entered into an agreement to reinsure 60% of the variable deferred annuities. The form of reinsurance is on a modified coinsurance basis.

Effective March 1, 2008, the Company entered into an agreement to reinsure group life and group accidental death and dismemberment coverage. The form of reinsurance is on an excess of loss basis with retention of the first $25,000 and ceded up to $500,000 on an automatic basis. Effective May 1, 2020 the Company amended the reinsurance agreement in increase retention amount to $50,000 and ceded up to $950,000 on an automatic basis.

Effective April 13, 2009, the Company entered into an agreement to reinsure individual simplified issue term-life coverage. The form of reinsurance is on an excess of loss basis with retention of the first $50,000 and ceded up to $250,000 on an automatic basis and a minimum ceded amount of $5,000.

Effective August 1, 2013, the Company entered into a catastrophe coverage reinsurance agreement. The form of reinsurance is on an excess of loss basis with retention of the first $200,000 per each loss occurrence and ceded up to a maximum of $100,000 per covered life and $2,500,000 per catastrophe.

Effective January 1, 2015, the Company entered into an agreement to reinsure new business of individual term-life coverage. The form of reinsurance is on a coinsurance basis with retention of the first $50,000 and ceded up to $500,000. Effective January 1, 2016 the Company amended the reinsurance agreement in increase retention amount to $100,000.

Effective January 1, 2015, the Company entered into an agreement to reinsure new business of individual simplified issue term-life coverage. The form of reinsurance is on a coinsurance basis with retention of the first $50,000 and ceded up to $250,000 on an automatic basis and a minimum exceeded amount of $5,000. Effective January 1, 2016 the Company amended the reinsurance agreement in increase retention amount to $100,000.

Effective April 1, 2017, the Company entered into a coinsurance agreement to reinsure fixed income deferred annuities. The form of reinsurance is quota share basis with retention of 25% of all policies in-force and new business since the effective date of the reinsurance contract. As part of this agreement, the Company transferred approximately $491 million of assets related to the preexisting in-force block of business to a Reserve Credit Trust and an additional $37 million of funds related to new business. The cash surrender value of the in-force block reinsured at April 1, 2017 amounted to $491,982,971. The coinsurance agreement contained a one-time fee payable by the reinsurer to the Company which was initially recorded as direct write-in to surplus and amortized to operations as earnings emerged from the business reinsured. At December 31, 2021 the one-time fee was fully amortized.

The reinsurance company that is party to this coinsurance agreement is an unauthorized reinsurer as defined in Rule 98 of the Insurance Code of Puerto Rico, whereby the reinsurer will be required to maintain, as collateral, qualified investments in compliance with the investments guidance as set forth in the reinsurance contract. In accordance to these requirements, the parties entered into a Reinsurance Trust and Custodian Agreements for the benefit of the Company. At December 31, 2023 and 2022 the assets held in the trusts and/or the amounts contractually owed to the reinsurer exceeded statutory reserve requirements, which allowed the company to receive reinsurance credit. The reinsurance contract provides for a five (5%) requirement of assets in excess statutory reserves to protect the Company from unforeseen declines in value of the assets held in the trusts.

Effective May 31, 2019 the Company stopped ceding new business under this reinsurance agreement. Total reserves ceded by the Company under this reinsurance agreement as of December 31, 2023 amounted to $358,952,048. Refer to Note 19 for further details.

Effective October 1, 2018, the Company entered into an agreement to reinsure 75% of the principal and 100% of the interest payment portion of the equity-indexed deferred annuities. The form of reinsurance is a coinsurance agreement

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

with a funds withheld structure. As part of this agreement, the Company transferred approximately $453 million of assets related to the preexisting in-force block of business to a Reserve Credit Trust. The cash surrender value of the in-force block reinsured at October 1, 2018 amounted to $453,323,304. The coinsurance agreement contained a one-time fee payable by the reinsurer to the Company which was initially recorded as direct write-in to surplus and amortized to operations as earnings emerged from the business reinsured. At December 31, 2019, the one-time fee was fully amortized.

The reinsurance company that is party to this coinsurance agreement is an unauthorized reinsurer in compliance with Rule 98 of the Insurance Code of Puerto Rico, whereby the reinsurer will be required to maintain, as collateral, qualified investments in compliance with the investments guidance as set forth in the reinsurance contract. In accordance to these requirements, the parties entered into a Reinsurance Trust and Custodian Agreements for the benefit of the Company. At December 31, 2023 and 2022 the assets held in the trusts and/or the amounts contractually owed to the reinsurer exceeded statutory reserve requirements, which allowed the company to receive reinsurance credit. The reinsurance contract provides for a five (5%) requirement of assets in excess statutory reserves to protect the Company from unforeseen declines in value of the assets held in the trusts.

Effective January 1, 2018, the Company entered into a reinsurance agreement to assume business of group life coverage. The form of reinsurance is on a coinsurance basis with 50% quota share to a maximum of $30,000 retention by the cedant company.

Effective September 1, 2019, the Company entered into an agreement to reinsure long-term disability and short-term disability coverage. The form of reinsurance is on a quota-share basis with retention of 25% of the contractual liability and 75% ceded. Effective October 1, 2023, a new quota share is effective with retention of 40% of the contractual liability and 60% ceded for all short-term disability coverage.

Effective January 1, 2020, the Company entered into a coinsurance agreement to reinsure fixed income deferred annuities. The form of reinsurance is quota share basis with retention of 25% of all new business since the effective date of the reinsurance contract.

Effective January 1, 2022, the Company entered into an agreement to reinsure 75% of the principal and 100% of the interest payment portion of the equity-indexed deferred annuities. The form of reinsurance is a coinsurance agreement.

The reinsurance company that is party to this coinsurance agreement is an unauthorized reinsurer as defined in Rule 98 of the Insurance Code of Puerto Rico, whereby the reinsurer will be required to maintain, as collateral, qualified investments in compliance with the investments guidance as set forth in the reinsurance contract. In accordance to these requirements, the parties entered into a Reinsurance Trust and Custodian Agreements for the benefit of the Company. At December 31, 2023 and 2022 the assets held in the trusts and/or the amounts contractually owed to the reinsurer exceeded statutory reserve requirements, which allowed the company to receive reinsurance credit. The reinsurance contract provides for a two (2%) requirement of assets in excess statutory reserves to protect the Company from unforeseen declines in value of the assets held in the trusts.

Effective January 1, 2023, the Company entered into an agreement to reinsure 70% of the variable generation growth investment annuities. The form of reinsurance is a modified coinsurance agreement.

Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverable are appropriately established.

Information with respect to reinsurance ceded by the Company is set forth below:

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

	2023	2022	2021
Statutory-basis statements of admitted assets, liabilities, and capital and surplus:
Reinsurance recoverable on paid losses and other	$151,917,856	$47,920,680	$16,914,508
Aggregate reserves ceded	$2,178,301,172	$1,950,166,922	$1,827,560,191
Unpaid policy and contract claims ceded	$3,325,213	$3,624,182	$2,740,831
Reinsurance payable	$29,610,284	$16,985,210	$8,551,829
Funds withheld from reinsurer	$1,004,250,005	$1,049,543,050	$1,082,428,594
Statutory-basis statements of income:
Premiums ceded	$351,804,293	$325,329,421	$261,559,465
Death, disability, and other benefits ceded	$3,858,119	$4,365,164	$2,329,328
Commissions and expense allowances on reinsurance ceded	$48,284,009	$44,688,760	$39,029,485
Change in expense allowance ceded	$(776,394)	$(1,439,759)	$(1,439,241)
Reserve adjustment on reinsurance ceded	$(27,435,310)	$(16,381,072)	$(14,748,932)
Aggregate write ins for deductions	$56,503,092	$48,127,402	$37,550,438

(8)	Policy liabilities:

Aggregate reserves for life, annuities, and accident and health policies and contracts and related insurance in force as of December 31, 2023 and 2022 are summarized as follows:

	Aggregate Reserves		Life Insurance In-force
	2023	2022	2023	2022
Life insurance	$15,435,564	$15,125,936	$4,198,846,457	$4,138,914,409
Annuities subject to discretionary withdrawal	698,370,140	627,103,563
Annuities not subject to discretionary withdrawal	5,135,860	5,422,485
Accident and health policies	1,409,072	1,659,118
Total	$720,350,636	$649,311,102

The Company’s annuity reserves as of December 31, 2023 and 2022 are summarized as follows:

	2023			2022
	Gross	Ceded	Net	Gross	Ceded	Net
Type of annuity:
Fixed annuities	$953,487,059	$709,167,437	$244,319,622	$874,068,949	$650,920,422	$223,148,527
Equity-indexed annuities	1,902,010,114	1,447,959,596	454,050,518	1,680,522,181	1,276,567,145	403,955,036
Immediate group annuities	20,543,442	15,407,582	5,135,860	21,689,939	16,267,454	5,422,485
Guarantees on variable annuities	134,434	134,434	-	200,585	200,585	-
Total aggregate reserve for annuities	2,876,175,049	2,172,669,049	703,506,000	2,576,481,654	1,943,955,606	632,526,048
Variable annuities actuarial reserve	374,178,427	220,299,147	153,879,280	390,098,689	229,950,166	160,148,523
Total	$3,250,353,476	$2,392,968,196	$857,385,280	$2,966,580,343	$2,173,905,772	$792,674,571

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

The Company’s annuity reserves that are subject to discretionary withdrawal (with or without adjustment) as of December 31, 2023 and 2022 are summarized as follows:

	2023
	General Account	Separate Account Nonguaranteed	Total
Subject to discretionary withdrawal:
At book value less current surrender charge	$1,977,518,521	$-	$1,977,518,521
At fair value	134,434	374,178,427	374,312,861
Subtotal	1,977,652,955	374,178,427	2,351,831,382
At book value without adjustment	877,978,652	-	877,978,652
Not subject to discretionary withdrawal	20,543,442	-	20,543,442
Total gross	2,876,175,049	374,178,427	3,250,353,476
Less reinsurance ceded	(2,172,669,049)	(220,299,147)	(2,392,968,196)
Total net annuity reserves	$703,506,000	$153,879,280	$857,385,280

Reconciliation to Exhibit 5 and Exhibit 7 of the Company’s annual statement:
Exhibit 5 Annuities – total, net			$702,516,615
Exhibit 7 Deposit-Type contracts – total, net			989,385
General account subtotal			703,506,000

Separate accounts annual statement:
Exhibit 3, Line 0299999, Column 2			374,178,427
Reserve ceded			(220,299,147)
Separate account subtotal			153,879,280
Total			$857,385,280

	2022
	General Account	Separate Account Nonguaranteed	Total
Subject to discretionary withdrawal:
At book value less current surrender charge	$1,658,973,944	$-	$1,658,973,944
At fair value	200,585	390,098,689	390,299,274
Subtotal	1,659,174,529	390,098,689	2,049,273,218
At book value without adjustment	895,617,186	-	895,617,186
Not subject to discretionary withdrawal	21,689,939	-	21,689,939
Total gross	2,576,481,654	390,098,689	2,966,580,343
Less reinsurance ceded	(1,943,955,606)	(229,950,166)	(2,173,905,772)
Total net annuity reserves	$632,526,048	$160,148,523	$792,674,571

Reconciliation to Exhibit 5 and Exhibit 7 of the Company’s annual statement:
Exhibit 5 Annuities – total, net			$631,717,303
Exhibit 7 Deposit-Type contracts – total, net			808,745
General account subtotal			632,526,048

Separate accounts annual statement:
Exhibit 3, Line 0299999, Column 2			390,098,689
Reserve ceded			(229,950,166)
Separate account subtotal			160,148,523
Total			$792,674,571

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

Unpaid policy and contract claims as of December 31, 2023 and 2022 consisted of:

	2023	2022
Life policies	$3,472,996	$3,565,626
Accident and health policies	1,428,837	1,163,846
Total	$4,901,833	$4,729,472

The activity in the policy and contract claims reserve for the accident and health business as of December 31, 2023 and 2022 is as follows:

	2023	2022
Balance – at beginning of year – net of reinsurance recoverables of $1,070,734 in 2023 and $973,666 in 2022	$1,163,846	$1,259,208
Incurred related to:
Current year	2,226,261	2,074,573
Prior years	171,460	(381,651)
Total incurred	2,397,721	1,692,922
Paid related to:
Current year	1,151,314	1,329,698
Prior years	981,416	458,586
Total paid	2,132,730	1,788,284
Balance – at end of year – net of reinsurance recoverable of $1,204,910 in 2023 and $1,070,734 in 2022	$1,428,837	$1,163,846

Because the liabilities for unpaid policy and contract claims include various actuarially developed estimates, the Company’s actual benefits expenses may be more or less than the Company’s previously developed estimates. As a result of change in estimates of insured events in prior years, the incurred benefits for prior year insured events during the year ended 2023, 2022 and 2021 were lower, with exception of 2023, due to a favorable development of claims that is attributed to the accident and health line of business. Management believes that the amount of unpaid policy and contract claims is reasonable and adequate to cover the Company’s liability for unpaid policy and contract claims incurred, but not yet reported as of December 31, 2023 and 2022.

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2023 were as follows:

Type	Gross	Net of Loading
Ordinary new business	$2,118	$2,118
Ordinary renewal	31,727	31,727
Credit life	207,442	207,442
Group life	811,136	811,136
Total	$1,052,423	$1,052,423

(9)	Taxes:

As a qualified domestic life insurance company, the Company is only subject to Puerto Rico taxes on capital gains and alternative minimum tax. The main difference between income tax expense calculated at the statutory tax rate of 18.5% and the actual effective tax rate for 2023 is due to the Company’s taxable income from Puerto Rico being limited to the Company’s capital gains taxed at the rate of 20%.

Provision for income taxes as of December 31, 2023, 2022 and 2021 consisted of:

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

	2023	2022	2021
Alternative mimimum tax	$1,618,838	$802,700	$2,942,379
Provision for realized capital gains	(1,106,721)	(225,304)	861,821
Provision for realized capital gains transferred to IMR	1,144,664	250,664	(354,044)
Foreign income tax	118,458	246,804	156,334
Total	$1,775,239	$1,074,864	$3,606,490

The components of the net deferred income tax asset recognized in the Company’s Assets, Liabilities, Capital and Surplus and Other Funds as of December 31, 2023, 2022 and 2021 are as follows:

	2023	2022	Change	2021	Change
Capital:
Gross deferred income tax assets	$785,592	$1,243,097	$(457,505)	$101,577	$1,141,520
Statutory valuation allowance adjustments	-	-	-	-	-
Adjusted gross deferred income tax assets	785,592	1,243,097	(457,505)	101,577	1,141,520
Deferred income tax assets nonadmitted	-	-	-	-	-
Subtotal net admitted deferred income tax assets	785,592	1,243,097	(457,505)	101,577	1,141,520
Deferred income tax liabilities	-	-	-	(685,465)	685,465
Net admitted deferred income tax assets (liabilities)	$785,592	$1,243,097	$(457,505)	$(583,888)	$1,826,985

Admission calculation components – SSAP No. 101, paragraph 11:

				2023	2022	Change
a.	Federal income taxes paid in prior years recoverable through loss carrybacks			$-	$-	$-
b.	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred income tax assets from a. above) after application of the threshold limitation (see computation below)			785,592	1,243,097	(457,505)
c.	Adjusted gross deferred income tax assets (excluding the amount of deferred income tax assets from a. and b. above) offset by gross deferred income tax liabilities			-	-	-
Deferred income tax assets admitted as a result of application of SSAP No. 101				$785,592	$1,243,097	$(457,505)
Computation of adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred income tax assets from a. above) after application of the threshold limitation (the lesser of b.i. and b.ii. below):
	b.	i.	Adjusted gross deferred income tax assets expected to be realized following the balance sheet date	$785,592	$1,243,097	$(457,505)
	b.	ii.	Adjusted gross deferred income tax assets allowed per limitation threshold	$20,141,449	$22,711,866	$(2,570,417)

The Company’s deferred income tax asset is admissible pursuant to paragraph 11.b.i of SSAP No. 101. The Company expects to realize the tax benefit of the OTTI charge through the future sale of such investments.

Other admissibility criteria to determine recovery period and threshold limitation as of December 31, 2023 and 2022 is as follows:

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

	2023	2022
Ratio percentage used to determine recovery period and threshold limitation amount	995%	1,353%
Amount of adjusted capital and surplus to determine recovery period and threshold limitations	$134,276,328	$151,412,442

The tax effects of temporary differences that give rise to the deferred income tax asset as of December 31, 2023 and 2022 are as follows:

	2023	2022	Change
Capital:
Deferred income tax asset:
Capital loss carryforward	$101,577	$101,577	$-
Unrealized net loss on valuation of securities	684,015	1,141,520	(457,505)
Net admitted deferred income tax asset	$785,592	$1,243,097	$(457,505)

For the years ended December 31, 2023, 2022, and 2021, the net change in deferred income taxes related to the unrealized gains or losses on valuation of equity and fixed securities amounting to ($457,505), $1,826,985 and $174,431 respectively, was presented as part of the change in unrealized capital gains or losses in the accompanying statutory-basis statements of changes in capital and surplus.

Pursuant to Section 1018A of the Puerto Rico Internal Revenue Code, the Company annually withhold, on behalf of the contract holders of the separate accounts, a special tax of 0.10% of their corresponding net asset value and remits them to the Puerto Rico Treasury Department. The payments made during the years ended December 31, 2023, 2022 and 2021 amounted to $395,632, $515,671 and $522,363, respectively.

(10)	Net statutory income and capital stock and surplus:

The net assets of Universal Life available for transfer to its stockholder are limited to the amount that its surplus, as determined in accordance with statutory accounting practices, exceeds minimum statutory capital requirements.

During the year ended December 31, 2023, 2022 and 2021, the Company declared and paid ordinary dividends of $8,500,000, $10,000,000 and $6,000,000, respectively.

On March 18, 2008, the Commonwealth of Puerto Rico enacted Law No. 32 (the Law) to adopt Chapter 45, Risk-Based Capital (RBC), into the Insurance Code of Puerto Rico. RBC provides for targeted surplus levels based on formulas, which specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk and are set forth in the RBC requirements. Such formulas focus on four general types of risk, which includes the risk with respect to the Company’s assets (asset or default risk), the risk of adverse insurance experience with respect to the Company’s liabilities and obligations (insurance or underwriting risk), the interest rate risk with respect to the Company’s business (asset/liability matching), and all other business risks (management, regulatory action, and contingencies). The amount determined under such formulas is called the authorized control level RBC (ACLC).

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

The Law requires, among other things, that all insurance companies, including all health insurance organizations, authorized to conduct business in Puerto Rico comply with the RBC requirements as adopted by the NAIC, to annually file a RBC report with the NAIC and the Commissioner of Insurance on or before March 31 and maintain a minimum RBC level of 250% of the ACLC. The Law states that the Commissioner of Insurance will provide a ruling whereby a RBC compliance transition period of five years will be established. On January 5, 2010, Rule 92, Standards for Implementing the Provisions Related to Risk-Based Capital (Rule 92 or the Rule), was approved by the Commissioner of Insurance to establish the requirements to implement the Law. Rule 92 established a phased transition period of five years to comply with the minimum 250% RBC level requirement depending on the RBC of the Company at the Rule’s effective date. The Company’s minimum RBC requirement at December 31, 2023, 2022 and 2021 was 250% of the ACLC. At December 31, 2023, 2022 and 2021, the actual RBC of the Company was 999%, 1,362% and 1,018%, respectively.

As of December 31, 2023, the Company reports within intercompany receivables an amount of $25,000,000 which represents a contribution from parent company made pursuant to SSAP No. 72 and treated as a as a Type I subsequent event under SSAP No. 9. The Office of the Commissioner of Insurance of Puerto Rico approved the transaction on March 27,2024 and pursuant to SSAP 72, the $25,000,000 is included in the Company’s surplus as of December 31, 2023. This amount was collected on March 26, 2024.

(11)	Nonadmitted assets:

As described in note 1, certain assets are excluded from the statutory-basis statements of admitted assets, liabilities, and capital and surplus and other funds by a charge to unassigned funds-surplus. Nonadmitted assets as of December 31, 2023 and 2022 consisted of:

	2023	2022
Uncollected premiums and agent’s balance in the course of collection.	$(1,104)	$315,578
Amounts recoverable from reinsurers	41,382,247	-
Furniture and equipment	136,152	86,984
Negative IMR	1,692,216	1,396,701
Other invested assets	-	12,402,936
Other receivables, supplies, stationery, and printer materials	490,196	412,414
Total nonadmitted assets	$43,699,707	$14,614,613

(12)	Separate accounts:

Universal Life utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account:

●	Universal Variable Investment Annuity

●	Universal Variable Generation Growth

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account products prevents assets other than seed money or amounts in a supplemental account from being generally available to satisfy claims resulting from the general account.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

The Company maintains nonguaranteed separate accounts with assets of approximately $379.9 million and $397.8 million at December 31, 2023 and 2022, respectively, which are invested in mutual funds and are segregated from the Company’s general account. Charges assessed against the contract holders for mortality, administrative, and other services are included as part of revenues in the statutory-basis statements of income.

Information regarding separate accounts of the Company as of and for the years ended December 31, 2023 and 2022 is as follows:

	2023	2022
Premiums and annuity considerations	$9,390,298	$3,727,700
Reserves:
Total reserves for accounts with assets – at market value	$374,178,427	$390,098,689
Total reserves by withdrawal characteristics – at market value	$374,178,427	$390,098,689

A reconciliation of the net transfers to separate accounts for the years ended December 31, 2023, 2022 and 2021 is as follows:

			2023	2022	2021
1.	Transfers as reported in the summary of operations of the separate account statement:
	a.	Transfers to separate accounts	$12,080,016	$12,457,267	$11,237,418
	b.	Transfers from separate accounts	(56,912,950)	(37,392,673)	(33,550,329)
	Net transfer to or (from) separate accounts		$(44,832,934)	$(24,935,406)	$(22,312,911)
2.	Reconciling adjustments:
	a.	Change in expense allowance ceded	$(776,394)	$(1,439,759)	$(1,439,241)
3.	Net transfer as reported in the summary of operations of the life, accident, and health annual statement:
	a.	Net transfer to or (from) separate accounts net of reinsurance	$(45,609,328)	$(26,375,165)	$(23,752,152)

To compensate the general account for the risk taken, the separate account has paid $27,060, $28,337, and $40,094 in risk charges for the year ending December 31, 2023, 2022 and 2021.

(13)	Employee benefit plans:

Universal Life has a qualified noncontributory profit-sharing plan, which provides retirement benefits to eligible employees. The plan calls for a voluntary contribution by Universal Life of no less than 1% of the annual participant’s compensation, as defined, plus a portion of the administrative expenses of the plan during the first 10 years. Universal Life’s contributions to the profit-sharing plan for the years ended December 31, 2023, 2022 and 2021 amounted to $117,958, $120,028 and $119,373, respectively.

Universal Life’s employees participate in a qualified defined-contribution savings plan. Universal Life matching contributions are set at 50% of the participants’ pretax contributions up to the first 6% of each participant’s contribution. Universal Life’s contributions to the savings plan for the years ended December 31, 2023, 2022 and 2021 amounted to $55,672, $50,499 and $49,323, respectively.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

(14)	Restricted investment:

On April 11, 2008, the Company entered into a sales and cession of rights agreement (the Agreement) under which the Company sold its individual accident and health block of business to an unrelated insurance company (the Purchaser). As part of the Agreement, the Company was required to fund an escrow of $900,000 to cover any claims or contingencies arising during a period of five years. Although the restriction period stated in the Agreement already elapsed, the Company decided not to lift the restriction based on certain unasserted legal claims still outstanding.

The Company has established a restricted brokerage account to comply with this provision of the Agreement. Any withdrawal from the brokerage account requires the authorization of the Company and a designated representative of the Purchaser. The brokerage account has a carrying value of $1,056,099 and $996,741 as of December 31, 2023 and 2022, respectively, and is included as restricted investment in the accompanying statutory-basis statements of admitted assets, liabilities, and capital and surplus and other funds.

(15)	Significant concentrations of risk:

Because Universal Life’s business is written in Puerto Rico, Universal Life’s insurance risk is not as diversified as the risk of a carrier that covers a broader geographical area. A natural catastrophe could cause damage to a large number of Universal Life’s policyholders, which would result in significantly increased losses to Universal Life. Management believes, however, that Universal Life’s reinsurance program will reduce to a manageable level its net exposure in any such catastrophe.

(16)	Fair value measurements:

The approximate statement value and estimated fair value of financial instruments as of December 31, 2023 and 2022 were as follows (in thousands):

	2023		2022
	Statement	Fair	Statement	Fair
Financial Assets	Value	Value	Value	Value
Debt securities	$1,363,608	$1,195,658	$1,412,273	$1,213,036
Preferred stocks	$265,249	$264,907	$257,355	$252,534
Common stock and other equity securities	$14,766	$14,766	$12,671	$12,671
Other invested assets	$33,395	$30,766	$66,369	$63,049
Restricted investment	$1,056	$1,056	$997	$997
Cash and short-term investments	$184,589	$184,589	$119,169	$119,169
Separate account assets	$379,919	$379,919	$397,843	$397,843

The Company’s financial instruments carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. SSAP No. 100 defines fair value as the price that would be received to sell or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement is for a particular asset or liability. Therefore, the measurement should consider attributes specific to the asset or liability. The asset or liability might be a stand-alone asset or liability or a group of assets and/or liabilities.

An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets or liabilities. Therefore, the objective of a fair value measurement is to determine the price that would be received to sell the asset or paid to transfer the liability at the measurement date.

A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability. The principal market is the market in which the reporting entity would sell the asset or transfer the liability with

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

the greatest volume and level of activity for the asset or liability. The most advantageous market is the market in which the reporting entity would sell the asset or transfer the liability with the price that maximizes the amount that would be received for the asset or minimizes the amount that would be paid to transfer the liability.

Hierarchical levels defined by SSAP No. 100 and directly related to the amount of subjectivity associated with the inputs to fair valuation of financial instruments are as follows:

●	Level 1 – Values are unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

●	Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical assets or liabilities in markets that are not active, that is, markets in which there are few transactions for the asset or liability, the prices are not current, or the price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

●	Level 3 – Certain inputs are unobservable and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

(a)	Recurring measurements -

As of December 31, 2023 and 2022, the Company’s assets and liabilities that are measured at fair value on a recurring basis were as follows (in thousands):

	2023
	Level 1	Level 2	Level 3	Total
Invested assets:
Debt securities	$3,863	$2,650	$-	$6,513
Preferred stocks	258,389	-	-	258,389
Mutual funds	5,785	-	-	5,785
Common stocks	8,981	-	-	8,981
Cash equivalents	2,026	-	-	2,026
Other invested assets	-	206	-	206
Total invested assets	$279,044	$2,856	$-	$281,900
Separate account assets	$379,919	$-	$-	$379,919

	2022
	Level 1	Level 2	Level 3	Total
Invested assets:
Bonds	$3,681	$-	$-	$3,681
Preferred stocks	252,254	-	-	252,254
Mutual funds	5,521	-	-	5,521
Common stocks	7,150	-	-	7,150
Cash equivalents	2,759	-	-	2,759
Other invested assets	44,707	-	-	44,707
Total invested assets	$316,072	$-	$-	$316,072
Separate account assets	$397,843	$-	$-	$397,843

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an instrument to be transferred between Levels 1 and 2. This policy also applies to transfers into or out of Level 3.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

The following table presents the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period from January 1, 2023 to December 31, 2023, January 1, 2022 to December 31, 2022 (in thousands) and January 1, 2021 to December 31, 2021 (in thousands):

		Net Gains (Losses) Included in			Purchases,
	Balance –		Unassigned	Other	Issuances,	Balance –
	January 1, 2023	Net Income	Funds – Surplus	Temporary Impairment	and Settlements	December 31, 2023
Equity securities – mutual funds	$-	$-	$-	$-	$-	$-

		Net Gains (Losses) Included in			Purchases,
	Balance –		Unassigned	Other	Issuances,	Balance –
	January 1, 2022	Net Income	Funds – Surplus	Temporary Impairment	and Settlements	December 31, 2022
Equity securities – mutual funds	$-	$-	$-	$-	$-	$-

		Net Gains (Losses) Included in			Purchases,
	Balance –		Unassigned	Other	Issuances,	Balance –
	January 1, 2021	Net Income	Funds – Surplus	Temporary Impairment	and Settlements	December 31, 2021
Equity securities – mutual funds	$2,763	$1,804	$(1,958)	$-	$(2,609)	$-

Fair Value of All Financial Instruments by Levels 1, 2, and 3

The tables below reflect the fair value and admitted values of all admitted assets and liabilities that are financial instruments, as of December 31, 2023 and 2022. The fair values are also categorized into the three-level fair value hierarchy.

	2023
	Fair Value	Admitted Value	Level 1	Level 2	Level 3	Not Practicable
	(In thousands)
Debt securities	$1,195,658	$1,363,608	$3,873	$1,344,704	$15,031	$-
Equity securities:
Common Stocks	14,766	14,766	14,766	-	-	-
Preferred stock	264,907	265,249	260,249	5,000	-	-
Restricted investment	1,056	1,056	1,056	-	-	-
Cash and short-term investments	184,589	184,589	96,411	88,178	-	-
Other invested assets	30,766	33,395	-	16,805	-	16,590
Separate account assets	379,919	379,919	379,919	-	-	-
Total assets	$2,071,661	$2,242,582	$756,274	$1,454,687	$15,031	$16,590

	2022
	Fair Value	Admitted Value	Level 1	Level 2	Level 3	Not Practicable
	(In thousands)
Debt securities	$1,213,036	$1,412,273	$18,003	$1,392,143	$2,127	$-
Equity securities:
Common Stocks	12,671	12,671	12,671	-	-	-
Preferred stock	252,534	257,355	257,355	-	-	-
Restricted investment	997	997	997	-	-	-
Cash and short-term investments	119,169	119,169	97,438	21,731	-	-
Other invested assets	63,049	66,369	44,707	16,624	-	5,038
Separate account assets	397,843	397,843	397,843	-	-	-
Total assets	$2,059,299	$2,266,677	$829,014	$1,430,498	$2,127	$5,038

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

(17)	Supplemental disclosure of cash flows information:

Additional information concerning the components of cash flows from investing activities as of December 31, 2023 and 2022 is as follows:

	2023	2022
Cash flows from investing activities:
Proceeds from sales and redemptions of investments:
Debt securities	$93,120,350	$93,016,795
Equity securities	32,483,868	14,964,199
Other invested assets	44,851,709	18,919,832
Miscellaneous proceeds	45,393,633	-
Total proceeds from sales and redemptions of investments	215,849,560	126,900,826

Cost of investments acquired:
Debt securities	82,329,055	216,139,960
Equity securities	13,486	6,688,397
Other invested assets	-	569,400
Miscellaneous applications	-	9,319,721
Total cost of investments acquired	82,342,541	232,717,478
Net cash used in investing activities	$133,507,019	$(105,816,652)

Additional information concerning the components of cash flows from financing and miscellaneous sources as of December 31, 2023 and 2022 is as follows:

	2023	2022
Cash flows from financing and miscellaneous sources – other cash provided (applied):
Borrowed funds	$46,229,607	$14,246,174
Dividends paid	(8,500,000)	(14,846,474)
Funds held under reinsurance treaties	(45,293,045)	(21,038,939)
Receivable from parent, subsidiaries and affiliates	(32,761,565)	11,033,766
Change in aggregate write in	-	-
Other components	(19,168,106)	29,895,137
Net cash (used in) provided by financing and miscellaneous	$(59,493,109)	$19,289,664

The following schedule summarizes noncash investing and financing activities for the year ended December 31, 2023 and 2022:

	2023	2022
Supplemental schedule of noncash activities:
Dividends to Parent Company:
Due from affiliates	$-	$-
Dividends to stockholder	$-	$-
Unsettled investments:
Receivable for securities	$676,895	$(573,439)

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

(18)	Reconciliation to U.S. GAAP:

A reconciliation of statutory net income, as determined using statutory accounting practices, to the amounts as would be reported under the accounting principles generally accepted in the United States of America (GAAP) for the year ended December 31, 2023, 2022 and 2021 are as follows:

	2023	2022	2021
Statutory-basis net income	$9,171,017	$17,676,289	$30,204,136
Increases (decreases):
Deferred policy acquisition cost	2,294,164	(337,983)	1,699,939
Unearned premiums	825,492	387,677	(1,277,145)
Unearned commissions	2,728,664	3,344,696	3,187,577
Non-refundable structuring fee amortization	-	-	(1,923,605)
Reserve for future policy benefits	2,565,866	(8,571,583)	(1,183,720)
Unrealized gains/(losses) on trading securities	3,320,511	(9,214,413)	(2,157,848)
Change in expense allowance	478,673	743,864	877,907
Other invested assets investment income	851,209	(851,209)	-
Deferred income taxes	(657,569)	1,831,304	436,619
AMT tax provision	(802,700)	802,700	-
Interest maintenance reserve	(295,515)	6,539	286,162
US GAAP-basis net income	$20,479,812	$5,817,881	$30,150,022

A reconciliation of statutory capital and surplus, as determined using statutory accounting practices, to the amounts as would be reported under the accounting principles generally accepted in the United States of America (GAAP) for the year ended December 31, 2023, 2022 and 2021 are as follows:

	2023	2022	2021
Statutory-basis capital and surplus	$137,340,094	$142,099,673	$156,387,166
Increases (decreases):
Nonadmitted assets	42,875,669	14,037,582	1,518,111
Deferred policy acquisition cost	26,612,383	24,318,219	23,487,192
Unrealized gains/(losses) on investment securities available from sale	(51,562,883)	(55,661,926)	49,016,590
Allowance for doubtful accounts	(1,080,842)	(1,080,842)	(1,080,841)
Deferred income taxes	15,131,012	15,951,016	(4,557,232)
Reserve for future policy benefits	(16,873,245)	(19,439,110)	(11,656,752)
Unearned premiums	(7,134,962)	(7,960,455)	(8,348,132)
Unearned commissions	(8,515,292)	(11,243,955)	(14,588,650)
Expense allowance from separate account	(2,083,630)	(2,562,303)	(3,306,167)
Asset valuation reserve	35,972,827	32,848,268	30,925,718
Seed Money - Separate Account	197,607	113,976	-
US GAAP-basis retained earnings	$170,878,738	$131,420,143	$217,797,003

(19)	Contingencies:

The Company has been named as defendant in litigation and has filed counterclaims, related to the sale of the individual accident and health insurance block of business (note 14). This litigation is in its initial stages and the Company is contesting this case vigorously. The Company believes it has meritorious defenses against this lawsuit and the ultimate outcome of such proceedings is not expected to have a material adverse effect on the Company’s financial position or results of operations.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

The Company is also named as defendant in other legal actions arising primarily from claims filed under insurance policies it has underwritten and other claims incidental to its normal business activities. In the opinion of management, the ultimate outcome of such proceedings is not expected to have a material adverse effect on the Company’s financial position or results of operations.

(20)	Risks and uncertainties:

The market value of securities and other assets presented a sharp downward price adjustment resulting of the Fed Reserve’s restrictive monetary policies, which began during the first quarter of 2022 and later receded by the end of 2023. The Fed still maintains a strict policy in an attempt to control inflation. This market value downward fluctuation has adversely impacted investment portfolios within all industries. Meanwhile, Universal has reduced its credit risk by allocating the reinvestments into high credit mortgage agencies, governments, and municipalities. Universal also maintains a short duration portfolio, which should benefit the Company as the book and market value converge to par as maturity approaches. Notwithstanding, market value erosion could be contained once the Fed halts its rate hike policy.

Market prices of securities and other assets could also be impacted by events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. Also, foreign central banks polices, political developments, warfare conflicts, investor sentiment, public health emergencies such as a pandemic, and other factors could also impact the market value of all or certain asset segments.

In January 2020, Universal Life Insurance Company (ULICO) demanded arbitration against PBLA under the reinsurance agreement and an arbitration panel (the “Panel”) was duly constituted. ULICO requested the Arbitration Panel to order PBLA to deposit cash or equivalents totaling approximately $524M constituting the Statutory Reserves as of December 31, 2019 for the fixed annuity inforce portfolio, less cash. In June 2, 2020, the Panel granted an arbitration award (the “Award”) to ULICO for $524M and required PBLA to pay such funds by June 16, 2020, after which interest shall accrue at 6% per annum.

Shortly thereafter, on June 4, 2020, ULICO filed a motion at the United States District Court, Southern District of New York, to confirm the Award directing that judgment be entered thereon and granting such other relief as the Court may deem just and proper. The Court granted Universal Life’s motion by entering a final judgement on August 11, 2020 confirming the arbitration award.

Pending to receive the award, Universal Life has notified PBLA’s ultimate owner (the “Owner”) its intention to execute the unconditional personal guaranty issued with the reinsurance agreement to secure failure from PBLA to pay its obligations. In addition, on June 18, 2020, Universal Life filed a complaint in the appropriate North Carolina court to seek confirmation that PBLA’s ultimate owner is obligated to satisfy the Award owed by PBLA, plus interests. Subsequent motions have been filed and the complaint remains under court evaluation.

On July 30th, 2020 the NY District Court issued the Award as presented. Despite the opposition by PBLA, the NY District Court issued a final judgment confirming such Award on August 11, 2020, complementing parallel legal proceedings and strategy followed in the North Carolina court to execute the Owner’s personal guaranty.

Such legal proceedings have promoted transactional conversations with the Owner to comply with the Award and accelerate the recapture of the in-force (Portfolio).

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

On September 2020, the Supreme Court of Bermuda appointed Deloitte LTD, Bermuda (Deloitte) as provisional receiver for the PBLA operations in order to replace its management team and continue conducting business affairs in compliance with Bermuda laws and regulations, as well as its other general and contractual obligations. Among the empowered functions, Deloitte was instructed to preserve the value of PBLA, comply with laws and regulations, and make all necessary efforts to conduct regular business matters. Universal Life has been working closely and diligently with Deloitte in order to adequately serve provisions under the reinsurance agreement and continue operations until the Portfolio is recaptured. As previously disclosed, the Portfolio is constituted of assets backing the statutory liabilities and are held in a trust for the benefit of Universal Life.

As agreed, Universal Life has been collaborating with Deloitte during 2021 in order to perform some of the key endeavors ultimately connected to the monetization and eventual recapture. A number of assets held in the trust were identified to start the process of monetization in order to manage future probable liquidity needs. Total assets amounting to $75 million have been converted to cash. In addition to the assets held in the trust, Universal Life has access to assets held in PBLA’s general account plus other internal sources, including Universal Insurance Company’s surplus notes and related facility up to $100 million and other internal liquidity and funding sources.

In July of 2021, the United States District Court for the Middle District of North Carolina (“US DC North Carolina”) issued an Order on Universal Life’s Motion for Prejudgment Attachment and directed the parties to meet and confer to determine the specific property subject to attachment. The Prejudgment Attachment Order shall secure PBLA’s ultimate owner assets (“the Owner”) in case they are needed to satisfy any uncovered amount due to Universal Life. Upon resolution of pending appeal motion from PBLA, in October 30, 2021, the Company filed a summary judgement, which, once obtained, will allow Universal Life to immediately perform all necessary proceedings to collect judgement from the Owner’s assets. The US DC North Carolina confirmed the judgment against the Owner on May 3rd, 2022 (the “May 3rd Final Judgment”) allowing ULICO to collect the Award plus applicable interests under his personal guaranty.

Subsequent to the May 3rd judgment, the North Carolina courts have been very active receiving, considering and granting motions from and to all parties. On August 9th, the Durham County Superior Court’s granted Universal Life’s motion to enforce the May 3rd Final Judgment against PBLA’s ultimate owner and determination to hear arguments on and rule on ULICO’s Motion for a Charging Order against several hundreds of LLC’s owned by PBLA’s ultimate owner North Carolina Limited Liability Companies. Settlement discussions between the Owner, Deloitte and the Company have initiated as a result of such increased judicial activity arising from ULICO’s collective efforts to enforce and domesticate the May 3rd Final Judgment by the Middle District in multiple jurisdictions and ULICO’s Motion for Charging Order against PBLA’s ultimate owner interests with payment of the May 3rd Final Judgment. Constructive conversations have been taking place and the parties have been conducting preliminary meetings with a potential mediator in order to pursue possible extrajudicial solutions, which are ongoing to date.

On August 9, a North Carolina Court granted ULICO’s motion to enforce the judgements against the Owner on the personal guaranty enforcement. The Court ordered, among other matters, for the Owner to turn over documentation related to accounting records and all economic interests.

On September 19, 2022, the Durham County Superior Court ordered a mediation process among all parties in controversy, the Bermuda companies, the North Carolina rehabilitator and the Owner and his entities. A mediator Judge, Gerald E. Rosen, was subsequently appointed. The mediation’s main objective was to reach a global settlement attending claims from all the Owner’s creditors, including ULICO and PBLA. Settlement discussions started on November 2, 2022 and continue to date. Notwithstanding, on December 30, 2022 ULICO received a partial payment of $25 million.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2023 and 2022

Subsequently, an agreement was reached with the Owner for which the economic benefits of preferred stocks, plus accrued preferred returns, of AAPC, currently held in an independent trust for approximately $260 million, were assigned to ULICO. The assignment was executed as part of a settlement agreement between the parties whereby the Owner provided a personal guarantee related to the reinsurance agreement with PBLA. The company and the parties to the agreement have been collaborating to monetize the referenced preferred stocks.

In addition, the US DC North Carolina held bond hearings on March 7 and 8, 2023 related to ULICO’s claim against the Owner’s personal guaranty, also pursuing settlement arrangements with ULICO but no global resolution has been reached so far. ULICO appointed an intermediary to evaluate proposals to monetize all or a significant portion of the AAPC preferred shares, and its accrued return, assigned as collateral. During 2023, ULICO received additional cash amounting to $11.1M as part of the monetization efforts.

As of the statement date, management remains confident about a positive outcome derived from the combination of the disposition of assets in the trust, PBLA general account assets and its legal strategy to execute the guarantees provided under the reinsurance transaction. No impairment in the investment held by the Company is foreseen as of the date these financial statements are issued.

(21)	Subsequent events:

The Company has evaluated all subsequent events through April 29, 2024, the date the statutory-basis financial statements were issued.

Ernst & Young LLP Parque Las Américas 1, Suite 410 235 Federico Costa Street San Juan, PR 00918	Tel: +1 787 759 8212 Fax: +1 787 753 0808 ey.com

Report of Independent Auditors

The Board of Directors

Universal Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Universal Life Insurance Company (“the Company”), which comprise the statements of admitted assets, liabilities, capital and surplus and other funds as of December 31, 2022, the related statements of operations, changes in capital and surplus and other funds for each of the two years in the period then ended, and cash flows and the related notes to the financial statements for the year ended December 31, 2022.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2022, and the results of its operations and for each of the two years in the period then ended, and cash flows for the year ended December 31, 2022 on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2022, or the results of its operations for each of the two years in the period then ended, and cash flows for the year ended December 31, 2022.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

A member firm of Ernst & Young Global Limited

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of Puerto Rico, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the Commonwealth of Puerto Rico. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

A member firm of Ernst & Young Global Limited

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

San Juan, Puerto Rico

May 15, 2023

PART C

OTHER INFORMATION

Item 27.	Exhibits

(a)		Resolutions of Board of Directors of Universal Life Insurance Company creating the Fortune VII Separate Account	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-260538) filed with the Securities and Exchange Commission on November 1, 2022

(b)		Custodian Agreement with respect to securities of the Fortune VII Separate Account	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-260538) filed with the Securities and Exchange Commission on November 1, 2022

(c)		Principal Underwriting Agreement with Universal Financial Services (UFS)	Incorporated herein by reference to Exhibit 5(a) filed with Pre-Effective Amendment No. 2 to Form N-3 For Fortune V, File No. 333-259232, file December 22, 2021

(d)	(1)	Form of Variable Annuity Contract	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-260538) filed with the Securities and Exchange Commission on November 1, 2022

	(2)	Return of Premium GMDB	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-260538) filed with the Securities and Exchange Commission on November 1, 2022

(e)		Form of variable annuity application	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-260538) filed with the Securities and Exchange Commission on November 1, 2022

(f)	(1)	Certificate of Incorporation of Universal Life Insurance Company	Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-260538) filed with the Securities and Exchange Commission on October 28, 2021.

	(2)	By-Laws of Universal Life Insurance Company	Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-260538) filed with the Securities and Exchange Commission on October 28, 2021.

(g)		Reinsurance Contracts	Not Applicable

(h)		Participation Agreements	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-260538) filed with the Securities and Exchange Commission on November 1, 2022

(i)		Administrative Contracts	Not Applicable

(j)		Other Material Contracts	Not Applicable

(k)		Opinions of Counsel as to Legality of Securities being Registered	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-260538) filed with the Securities and Exchange Commission on November 1, 2022

(l)		Consents of Independent Registered Public Accounting Firms.	Filed herewith

(m)		Omitted Financial Statements	Not Applicable

(n)		Initial Capital Agreements	Not Applicable

(o)		Form of Initial Summary Prospectus	Incorporated herein by reference to Exhibit O filed with Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-260538) filed with the Securities and Exchange Commission on November 1, 2022.

Item 28.	Directors and Officers of the Depositor

Set forth below is information regarding the directors and principal officers of the Depositor. The Depositor’s address is Metro Office Park, Street 1 Lot 10, Guaynabo, Puerto Rico, 00968. The principal business address of each of the persons below whose names are followed by an asterisk (*) is that of the Depositor.

(1) Name and Principal Business Address	(2) Positions and Offices with Depositor
Jose C. Benitez*	President
Josely Vega*	CEO, Secretary & Director
Maritere Jimenez*	Treasurer
Monique Miranda*	Director
Jose Medina*	Director
Waldemar Fabery*	Director
Jaime Toro*	Director
Jorge Amadeo*	Director
Luis Perez*	Director
Roberto Martinez*	Chief Financial Officer

Item 29.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

Organization Chart included as an Exhibit.

Item 30.	Indemnification

(a)	Indemnification of Directors and Officers

The By-Laws of Universal Life Insurance Company provide the following indemnifications:

Indemnification of Directors and Officers (a) To the extent permitted by the Commonwealth of Puerto Rico and subject to all applicable requirements thereof:

(i)	any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer shall be indemnified by the Company;

(ii)	any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

(iii)	the related expenses of any such person in any of said categories may be advanced by the Company.

(b)	To the extent permitted by the law of the Commonwealth of Puerto Rico, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

The directors and officers of Universal Life Insurance Company are insured under policies issued by AIG INSURANCE COMPANY. The annual limit on such policies is $10 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

Item 31.	Principal Underwriters

(a) Other Activity – UFS also serves as principal underwriter for Fortune V Separate Account, an open-end management investment company separate account.

(b) Management

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter
Jose C. Benitez Ulmer*	Executive Representative & Director
Raul Ramirez*	Chief Investment Officer & Director
Roberto Martinez*	Chief Financial Officer

*	The principal business address of the persons whose names are followed by an asterisk is Metro Office Park, Street 1 Lot #10, Guaynabo, Puerto Rico, 00968.

(c) Compensation from the Registrant

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts	(3) Compensation on Redemption	(4) Brokerage Commission	(5) Other Compensation
Universal Financial Services, Inc.	Not applicable	Not applicable	Not applicable	Not applicable

Item 32.	Location of Accounts and Records

Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are held by Universal Life Insurance Company, Metro Office Park Street 1, Lot #10, Guaynabo, PR 00968.

Item 33.	Management Services

Not applicable.

Item 34.	Fee Representation

The Depositor represents that the fees and charges deducted under the contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor under the respective contracts.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act, and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Juan and Commonwealth of Puerto Rico, on this 2nd day of May, 2024.

Universal Life Separate Account Fortune VII
(Registrant)

By	/s/ Jose C. Benitez
Jose C. Benitez
President

Universal Life Insurance Company
(Depositor)

By	/s/ Jose C. Benitez
Jose C. Benitez
President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Monique Miranda Merle	Chairman of the Board	May 2, 2024
[ Monique Miranda Merle ]

/s/ Jose Medina Cardona	Director	May 2, 2024
[ Jose Medina Cardona ]

/s/ Josely Vega Maldonado	Secretary & Director	May 2, 2024
[ Josely Vega Maldonado ]

/s/ Maritere Jimenez	Treasurer	May 2, 2024
[ Maritere Jimenez ]

/s/ Waldemar Fabery	Director	May 2, 2024
[ Waldemar Fabery ]

/s/ Jaime Toro	Director	May 2, 2024
[ Jaime Toro ]

/s/ Roberto Martinez	Chief Financial Officer	May 2, 2024
[ Roberto Martinez ]